[LOGO] WESTCORE FUNDS            Annual Report






                                 [LOGO]


                                 May 31, 2002


                                 WESTCORE EQUITY FUNDS
                                 Westcore MIDCO Growth Fund
                                 Westcore Growth and Income Fund
                                 Westcore Small-Cap Growth Fund
                                 Westcore Select Fund
                                 Westcore International Frontier Fund
                                 Westcore International Select Fund
                                 Westcore Blue Chip Fund
                                 Westcore Mid-Cap Opportunity Fund
                                 Westcore Small-Cap Opportunity Fund

                                 WESTCORE BOND FUNDS
                                 Westcore Flexible Income Fund
Westcore Funds are managed by    Westcore Plus Bond Fund
Denver Investment Advisors LLC.  Westcore Colorado Tax-Exempt Fund

                               Table of Contents



SHAREHOLDER LETTER .........................................................   2

MORNINGSTAR RATINGS AND LIPPER LEADERS .....................................   6

IMPORTANT DISCLAIMERS ......................................................   8

MANAGER'S OVERVIEW .........................................................  10

  Westcore MIDCO Growth Fund ...............................................  10

  Westcore Growth and Income Fund ..........................................  14

  Westcore Small-Cap Growth Fund ...........................................  18

  Westcore Select Fund .....................................................  22

  Westcore International Frontier Fund .....................................  26

  Westcore International Select Fund .......................................  30

  Westcore Blue Chip Fund ..................................................  34

  Westcore Mid-Cap Opportunity Fund ........................................  38

  Westcore Small-Cap Opportunity Fund ......................................  42

  Westcore Flexible Income Fund ............................................  46

  Westcore Plus Bond Fund ..................................................  50

  Westcore Colorado Tax-Exempt Fund ........................................  54

TRUSTEES AND OFFICERS ......................................................  58

FINANCIAL STATEMENTS .......................................................  61

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
                               Shareholder Letter


DEAR FELLOW SHAREHOLDER:

     Having lasted well over two years, the current bear market continues to take its toll on investor confidence. The reasons for the malaise have been well publicized, starting with a sharp correction in the technology sector, then followed by the ongoing terrorist threat, recession, accounting and corporate governance scandals, and global unrest. As these events converged and magnified in their intensity, what ensued, in many ways, was the investing equivalent of "the Perfect Storm."

     However, what makes this cycle even more paradoxical is that the stock market and economy have moved in different directions of late. We are now six months into an economic recovery, yet the financial markets are hovering near their five-year lows. Moreover, this is only the third time in recent market history (the other two being in 1962 and 1987 which were both temporary) that stocks failed to advance in anticipation of a turnaround. What is this telling us? It could be an indication that the recovery will be short lived-but we believe that to be unfounded. Economies around the world continue to be bolstered by low inflation and interest rates which are being driven by sizable gains in productivity. Our optimism is in the conviction that fundamentals have always won out over the long term, and we expect this cycle will be no exception.

GOOD FUNDAMENTALS + REASONABLE VALUATIONS = COMPELLING OPPORTUNITIES

     Westcore shareholders have come to expect a consistent, disciplined investment approach, regardless of the economic or market climate. As always, we believe the key to long-term success in the financial markets is staying focused on the underlying fundamentals of the companies we hold in your portfolios. Equity fund or bond fund, we are constantly searching the universe to find the best businesses at reasonable valuations, emphasizing companies with a sustainable competitive advantage that can drive high or improving returns on capital. Every Westcore portfolio manager and our supporting team of analysts perform this type of rigorous research, looking for a mix of compelling companies that stand on their individual merits but also work together as part of a diversified portfolio. Despite the extreme pressures of the past two years, we have not wavered from these beliefs. In fact, we believe they are more relevant today than ever before.

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
                               Shareholder Letter


WHAT WORKED IN A DIFFICULT ENVIRONMENT

     Although the bear market proved harsh on many mutual funds for the fiscal year ended May 31, 2002, the Westcore Funds fared relatively well in comparison. Stock selection for the most part was strong, with more than half of the Westcore equity funds outperforming their respective benchmark indices. Westcore Small-Cap Opportunity Fund led the pack in absolute terms, climbing 5.2% during the period, while our flagship fund, Westcore MIDCO Growth, turned in the best relative outperformance, declining by just 2.7% while its benchmark fell by over 17.0%.

     Our bond funds also maintained their stalwart status, with all three funds advancing between 5.4% and 6.4% in large part due to their income focus. For example, the 30-day SEC yield (with expense waivers) at period-end for the Westcore Flexible Income Fund was a robust 7.7%. Because of this focus on yield, the Funds performed well as investors increasingly sought the relative safety of yield-oriented portfolios in the aftermath of the September 11 attacks.

     Longer-term results, which in our view are even more important, look equally if not more impressive. For instance, each of the five Westcore equity funds that had a three year track record as of May 31, 2002 outperformed their benchmark indices, with all but one showing positive average annual total returns ranging from 4.0% to 14.4% (Westcore Blue Chip Fund returned -1.1% for the same time frame).* This is particularly relevant in that this period includes the entire bear market and is characterized by a -5.2% average annual return for the S&P 500 Index.

WHAT OTHERS ARE SAYING ABOUT THE WESTCORE FUND FAMILY

     For this report, we have included fund data from both Morningstar Inc. and Lipper Inc., two leading independent mutual fund rating services. We are pleased to report that as of May 31, 2002, five of our funds earned an Overall Morningstar Rating(TM) of 4 or 5 Stars for risk-adjusted performance, while three of our funds were awarded the Lipper Leader designation for either consistent return or preservation of capital. Please see the tables on pages 6 and 7 for more information.

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
                               Shareholder Letter


     We hope you will take the time to review each of the fund profiles and manager commentaries that follow. This has been an extremely difficult environment but we believe that our hard work and analysis will benefit shareholders in both bull and bear markets. We also encourage you to take the time to review your entire portfolio in relation to your risk tolerance and investment time horizon, and hope that you will consider other Westcore Funds where appropriate.

     In closing, we thank you for the trust you've placed in Westcore Funds and for investing your hard-earned savings with us. If you have any questions or comments, please call 1-800-392-CORE (2673) or visit online at www.westcore.com.

     Sincerely,

        /s/ Jack D. Henderson            /s/ Kenneth V. Penland             /s/ Jeffrey D. Adams

     [PHOTO OF JACK D. HENDERSON]     [PHOTO OF KENNETH V. PENLAND]      [PHOTO OF JEFFREY D. ADAMS]

         Jack D. Henderson               Kenneth V. Penland, CFA            Jeffrey D. Adams, CFA
             CHAIRMAN                          PRESIDENT               VICE PRESIDENT, WESTCORE FUNDS
                                                                              EXECUTIVE MANAGER,
                                                                        DENVER INVESTMENT ADVISORS LLC

* A significant portion of the Westcore Growth and Income and Mid-Cap Opportunity Funds' 3-year average annual returns were attributable to investments in Initial Public Offerings, additional information on which is contained in each Fund's report. It is possible that such performance may not be repeated in the future.

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
                     Morningstar Ratings and Lipper Leaders


WESTCORE MORNINGSTAR RATINGS(TM) AS OF 5/31/02(1)

Fund                             Overall           3-Year            5-Year          10-Year
-----------------------------------------------------------------------------------------------
WESTCORE MIDCO                    ***               ***               ***              **
GROWTH FUND                   out of 5,095      out of 5,095      out of 3,347     out of 960
                                Domestic          Domestic          Domestic         Domestic
                              Equity Funds      Equity Funds      Equity Funds     Equity Funds
-----------------------------------------------------------------------------------------------
WESTCORE GROWTH AND               ****              ****              ****            ***
INCOME FUND                   out of 5,095      out of 5,095      out of 3,347     out of 960
                                Domestic          Domestic          Domestic         Domestic
                              Equity Funds      Equity Funds      Equity Funds     Equity Funds
-----------------------------------------------------------------------------------------------
WESTCORE BLUE                     ****              ***               ***             ****
CHIP FUND                     out of 5,095      out of 5,095      out of 3,347     out of 960
                                Domestic          Domestic          Domestic         Domestic
                              Equity Funds      Equity Funds      Equity Funds     Equity Funds
-----------------------------------------------------------------------------------------------
WESTCORE MID-CAP                 *****             *****
OPPORTUNITY FUND              out of 5,095      out of 5,095      N/A              N/A
                                Domestic          Domestic
                              Equity Funds      Equity Funds
-----------------------------------------------------------------------------------------------
WESTCORE SMALL-CAP                ***               ****              ***
OPPORTUNITY FUND              out of 5,095      out of 5,095      out of 3,347     N/A
                                Domestic          Domestic          Domestic
                              Equity Funds      Equity Funds      Equity Funds
-----------------------------------------------------------------------------------------------
WESTCORE FLEXIBLE                 ***               ***               ***             ***
INCOME FUND                   out of 1,875      out of 1,875      out of 1,434     out of 478
                                Taxable           Taxable           Taxable          Taxable
                              Bond Funds        Bond Funds        Bond Funds       Bond Funds
-----------------------------------------------------------------------------------------------
WESTCORE PLUS                    ****              ****              ****             ****
BOND FUND                     out of 1,875      out of 1,875      out of 1,434     out of 478
                                Taxable           Taxable           Taxable          Taxable
                              Bond Funds        Bond Funds        Bond Funds       Bond Funds
-----------------------------------------------------------------------------------------------
WESTCORE COLORADO                ****              ****              ****             ***
TAX-EXEMPT FUND               out of 1,627      out of 1,627      out of 1,477     out of 529
                                Municipal         Municipal         Municipal        Municipal
                               Bond Funds        Bond Funds        Bond Funds       Bond Funds
-----------------------------------------------------------------------------------------------

See complete disclaimers on page 8.

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6                         Annual Report May 31, 2002                      [LOGO]

                      Morningstar Ratings and Lipper Leaders


WESTCORE LIPPER LEADERS AS OF 5/31/02

WESTCORE MIDCO         [LIPPER LEADER CONSISTENT RETURN GRAPHIC]   LIPPER LEADER FOR CONSISTENT
GROWTH FUND                                                        RETURN out of 277 Mid-Cap
                                                                   Growth Equity Funds for the
                                                                   three-year period(2)

WESTCORE SMALL-CAP     [LIPPER LEADER CONSISTENT RETURN GRAPHIC]   LIPPER LEADER FOR CONSISTENT
OPPORTUNITY FUND                                                   RETURN out of 198 Small-Cap
                                                                   Core Equity Funds for the three-
                                                                   year period(2)

WESTCORE SMALL-CAP     [LIPPER LEADER PRESERVATION GRAPHIC]        LIPPER LEADER FOR PRESERVATION
OPPORTUNITY FUND                                                   OF CAPITAL out of 5,764 Equity
                                                                   Funds for the three-year period(3)

WESTCORE PLUS          [LIPPER LEADER PRESERVATION GRAPHIC]        LIPPER LEADER FOR PRESERVATION
BOND FUND                                                          OF CAPITAL out of 3,588 Fixed
                                                                   Income Funds for the three-year
                                                                   period(3)

See complete disclaimers on page 8.

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
                              Important Disclaimers


PLEASE SEE THE MANAGER'S OVERVIEW SECTION FOR EACH FUND FOR COMPLETE
PERFORMANCE.

(1) (C)2001 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

     Morningstar proprietary ratings reflect historical risk-adjusted performance as of 5/31/02 and are subject to change every month. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. During periods on which ratings are based, service providers of the Fund waived fees. This waiver had a material impact on the funds' average annual returns. In the absence of fee waivers, performance would have been reduced.

(2) Lipper Leader for Consistent Return ratings reflect the degree of a fund's historical success in achieving superior risk-adjusted returns, adjusted for volatility, relative to peers for the three years ended 5/31/02. The ratings are subject to change every month. Twenty percent of funds analyzed are named Lipper Leaders for Consistent Return. Westcore MIDCO Growth Fund was rated among 277 Mid-Cap Growth Equity funds for the three-year period. Westcore Small-Cap Opportunity Fund was rated among 198 Small-Cap Core Equity funds for the three-year period. Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters, All Rights Reserved.

(3) Lipper Leader for Preservation ratings reflect the degree of a fund's historical success in avoiding periods of losses relative to other funds within the same asset class for the three years ended 5/31/02. The ratings are subject to change every month. Twenty percent of funds analyzed are named Lipper Leaders for Preservation. Preservation ratings are relative, rather than absolute, measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds. Westcore Small-Cap Opportunity Fund was rated among 5,764 Equity funds for the three-year period. Westcore Plus Bond Fund was rated among 3,588 Fixed Income funds for the three-year period. Lipper Leader ratings are not intended to predict future results, and Lipper does not guarantee the accuracy of this information. More information is available at www.lipperleaders.com. Lipper Leader ratings copyright 2001, Reuters, All Rights Reserved.

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
                               Manager's Overview


WESTCORE MIDCO GROWTH FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED GROWTH COMPANIES.

[PHOTO OF TODGER ANDERSON]

    /s/ Todger Anderson

   Todger Anderson, CFA
PORTFOLIO MANAGER, WESTCORE
    MIDCO GROWTH FUND

     The two-year bear market continues to weigh heavily on investors. While losses are always disappointing, I am still very pleased with our stock selection in light of this challenging environment. The Westcore MIDCO Growth Fund declined 2.68% for the fiscal year ended May 31, 2002, significantly outpacing our benchmark, the Russell Midcap Growth Index, which fell 17.09%, and our peer group, the Lipper Mid-Cap Growth Index, which was down 18.46%. Additionally, Westcore MIDCO Growth Fund's annualized returns for the three-, five-, ten-year, and since inception periods all meaningfully outperformed our benchmark and peer group.

     Before discussing our strategy, I would like to offer several thoughts on the current environment. Our analysis confirms that global economies have begun to show visible signs of recovery from the 2001 recession. Although this economic upswing and the anticipation of rising corporate profits would normally push the stock market higher, shell-shocked investors have in fact remained pessimistic. We are reminded of the reasons on a daily basis: the threat of further terrorist acts, the standoff between India and Pakistan, concerns over corporate accounting and management credibility, and the fear that the economic turnaround will come to a halt.

     Nevertheless, our strategy, as always, remained focused on individual stock selection. We continued to look for those medium-sized companies whose earnings were hitting new highs and whose stocks were selling at reasonable valuations. We also maintained an emphasis on business models where the return on invested capital was substantially higher than the cost of capital.

     Companies that exemplify these criteria included specialty retailers Starbucks Corp. and Bed Bath & Beyond Inc., which dominated their respective niche

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
                               Manager's Overview


                                    LIPPER LEADER FOR  [LIPPER LEADER CONSISTENT
                             CONSISTENT RETURN out of       RETURN GRAPHIC]
                                   277 Mid-Cap Growth
                          Equity Funds for the three-
                         year period as of 5/31/02.(2)
                          See complete disclaimers on
                                              page 8.

markets despite a downturn in consumer confidence during the period. We are confident that gourmet coffee purveyor Starbucks Corp. will grow sales and earnings over the next five years as it attempts to double its store count from 4,700 to 10,000 units. Likewise, home furnishings chain Bed Bath & Beyond Inc. has maintained a virtually debt-free balance sheet despite an ambitious expansion program. Elsewhere, the healthcare services sector, in particular hospital operator Tenet Healthcare Corp. and diagnostic testing service Laboratory Corp. of America Holdings, contributed to performance. Both companies benefited from favorable pricing trends and improving margins. In technology, software companies Adobe Systems Inc. and Intuit Inc., as well as semiconductor manufacturer Microchip Technology Inc., also performed well due to continued strong demand for their highly specialized product lines.

   "...it is my belief that the challenges of the past year have provided an important buying opportunity for long-term investors."

     These successes notwithstanding, we must also report a number of disappointments. Chipmaker Advanced Micro Devices Inc. fell victim to declining prices in the face of lackluster PC demand. Widespread weakness in the telecommunications industry continued to plague broadband provider Time Warner Telecom Inc. And despite its best efforts to improve cash flow, cable systems operator Charter Communications Inc. remained saddled with high debt levels.

     In conclusion, it is my belief that the challenges of the past year have provided an important buying opportunity for long-term investors. I am reminded of the great investor John Templeton who commented that the best buying opportunity is at the point of maximum fear in the stock market. While market bottoms are difficult--if not impossible--to detect, I am hopeful that in the years ahead many of our recent purchases will prove to be such buying opportunities. Over the near term, we believe the next twelve months will see a clarification of the economic recovery, the beginning of renewed confidence in corporate America, and a modestly better stock market.

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
                               Manager's Overview


WESTCORE MIDCO GROWTH FUND (WTMGX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                   SINCE INCEP.
                                1-YEAR   3-YEAR   5-YEAR  10-YEAR    8/1/86
                                ------   ------   ------  -------    ------
Westcore MIDCO Growth Fund      (2.68%)   3.99%    7.69%   11.52%    13.03%
Russell Midcap Growth Index    (17.09%)  (3.38%)   5.27%   10.33%    11.35%
Lipper Mid-Cap Growth Index    (18.46%)  (0.97%)   5.76%   10.56%    10.84%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 8/1/86. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MIDCO GROWTH FUND, RUSSELL MIDCAP GROWTH INDEX AND LIPPER MID-CAP GROWTH INDEX

                Westcore MIDCO  Russell Midcap   Lipper Mid-Cap
                 Growth Fund     Growth Index     Growth Index
                 -----------     ------------     ------------
     08/01/86      $ 10,000        $ 10,000        $ 10,000
     05/31/87      $ 12,200        $ 12,106        $ 12,178
     05/31/88      $ 10,614        $ 11,097        $ 10,709
     05/31/89      $ 13,635        $ 13,673        $ 13,100
     05/31/90      $ 15,725        $ 15,717        $ 14,694
     05/31/91      $ 20,512        $ 18,469        $ 16,772
     05/31/92      $ 23,404        $ 20,191        $ 18,682
     05/31/93      $ 27,626        $ 23,342        $ 21,658
     05/31/94      $ 29,938        $ 24,796        $ 22,760
     05/31/95      $ 32,947        $ 28,694        $ 26,914
     05/31/96      $ 45,671        $ 38,231        $ 41,273
     05/31/97      $ 48,078        $ 42,425        $ 38,800
     05/31/98      $ 55,338        $ 52,582        $ 46,153
     05/31/99      $ 61,939        $ 60,807        $ 52,859
     05/31/00      $ 84,008        $ 87,391        $ 77,100
     05/31/01      $ 71,567        $ 66,173        $ 62,953
     05/31/02      $ 69,649        $ 54,864        $ 51,331

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 8/1/86.

Lipper Index data provided by Lipper Inc.

Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values than in the Russell 1000 index.

Lipper Mid-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

An investment cannot be made directly in an index.

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
                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 2.81% APACHE CORP. (APA) - Explores for and produces natural gas, crude oil and natural gas liquids

+ 2.70% OMNICARE INC. (OCR) - Provides professional pharmacy-related consulting and data management services

- 2.64% TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

* 2.35% BOSTON SCIENTIFIC CORP. (BSX) - Develops, manufactures and markets minimally invasive medical devices

* 2.18% MCKESSON CORP. (MCK) - Distributes pharmaceuticals, medical-surgical supplies and automation services to retail pharmacies and hospitals across the United States

* 2.10% STARBUCKS CORP. (SBUX) - Retails, roasts and provides its own brand of specialty coffee

* 1.98% NOBLE DRILLING CORP. (NE) - Provides diversified services for the oil and gas industry

+ 1.94% COMMUNITY HEALTH SYSTEMS INC. (CYH) - Provides acute healthcare services in non-urban communities

*  1.93%  NABORS INDUSTRIES INC. (NBR) - A land-drilling contractor

* 1.89% ROYAL CARIBBEAN CRUISES (RCL) - A global cruise company operating a fleet of vessels under the Royal Caribbean International and Celebrity Cruises brand names

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 22.52%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS       2.26%
BASIC MATERIALS                                   2.01%
HEALTHCARE                                       24.44%
CONSUMER CYCLICAL                                22.20%
TECHNOLOGY                                       20.22%
CREDIT SENSITIVE                                  9.79%
SERVICES                                          6.81%
ENERGY                                            6.71%
CONSUMER STAPLES                                  3.23%
CAPITAL GOODS                                     2.33%

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
                               Manager's Overview


WESTCORE GROWTH AND INCOME FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN EQUITY SECURITIES SELECTED FOR THEIR GROWTH POTENTIAL AND INCOME-PRODUCING ABILITIES.

[PHOTO OF MILFORD H. SCHULHOF, II]

    /s/ Milford H. Schulhof, II

     Milford H. Schulhof, II
    PORTFOLIO MANAGER, WESTCORE
      GROWTH AND INCOME FUND

     In a market driven more by emotion than fundamentals, stocks continued to face a barrage of negative news resulting in extreme volatility. The slower-than-expected economic recovery and languishing profit picture proved more conducive to short-term trading, while rising tensions overseas kept many investors firmly entrenched on the sidelines. Considering these challenges, the Westcore Growth and Income Fund held its own for the fiscal year ended May 31, 2002. By returning -12.86%, the Fund exceeded both its benchmark and peer group, with the S&P 500 Index declining 13.85% and the Lipper Multi-Cap Growth Index losing 24.04%.

     Following the dramatic rebound from its precipitous fall last September, the market appeared to have gone nowhere. Truth be told, the market had been all over the place depending on the daily diet of economic reports, corporate governance revelations and world events. Accounting practices also received a great deal of scrutiny during the period, as investors grappled with the lack of balance sheet clarity among companies with complex financial structures.

     One of the advantages of the Westcore Growth and Income Fund is that we have the flexibility to adjust the portfolio given the particular environment. Over the second half of the fiscal year, we used this flexibility to increase our weighting in mid-cap growth stocks while decreasing our exposure to large-cap growth stocks. Our reason for doing so has been that coming out of a recession, the performance

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14                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


**** OVERALL MORNINGSTAR RATING(TM)
     out of 5,095 Domestic Equity
     Funds as of 5/31/02(1)
     See complete disclaimers on page 8.


of mid-cap growth stocks can be quite powerful. Fast food restaurant group Wendy's International Inc. exemplifies this strategy. We believe new menu introductions in its salad lineup will be the engine behind accelerated earnings growth.

     Elsewhere, we increased our healthcare exposure, particularly in the services sector. Once again, hospital operator Tenet Healthcare Corp. was a standout in this area due to favorable pricing trends and improving margins. Although we found a dearth of suitable growth prospects in the consumer staples group, our holdings in Hershey Foods Corp. advanced on the success of its restructuring and cost-cutting efforts. Selected discount and specialty retailers, such as Wal-Mart Stores Inc. and Bed, Bath & Beyond Inc., also performed well despite the weakened economic environment.

    "... I can't help but be optimistic that a rebound in economic growth and corporate earnings could provide a powerful tonic for stock prices."

     In contrast, a lower-than-average weighting in the credit sensitive sector, coupled with stock selection in the utilities group, held back performance. Pharmaceutical giant Pfizer Inc. also detracted due to slowing earnings growth and fears that the company's exposure to patent expiration and generic competition was on the rise.

     Looking ahead, I can't help but be optimistic that a rebound in economic growth and corporate earnings could provide a powerful tonic for stock prices. A newfound sensitivity to valuation has also emerged, which should help put discipline back into the market and moderate investors' expectations. On that note, we will continue to position the portfolio for a recovering economy, mindful that it could be slower than past recoveries.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  15

                               Manager's Overview


WESTCORE GROWTH AND INCOME FUND (WTEIX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                            SINCE INCEP.
                                         1-YEAR   3-YEAR   5-YEAR  10-YEAR    6/1/88
                                         ------   ------   ------  -------    ------
Westcore Growth and Income Fund         (12.86%)   6.04%    8.87%   10.40%    11.25%
S&P 500 Index                           (13.85%)  (5.22%)   6.13%   12.09%    13.30%
Lipper Multi-Cap Growth Index           (24.04%)  (7.39%)   3.77%    9.79%    12.35%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE GROWTH AND INCOME FUND, S&P 500 INDEX AND LIPPER MULTI-CAP GROWTH INDEX

                 Westcore Growth                    Lipper Multi-Cap
                 and Income Fund    S&P 500 Index     Growth Index
                 ---------------    -------------     ------------
      06/01/88       $ 10,000         $ 10,000          $ 10,000
      05/31/89       $ 11,598         $ 12,463          $ 12,923
      05/31/90       $ 13,289         $ 14,533          $ 14,606
      05/31/91       $ 14,494         $ 16,247          $ 16,526
      05/31/92       $ 16,541         $ 17,848          $ 18,397
      05/31/93       $ 18,097         $ 19,917          $ 21,370
      05/31/94       $ 18,407         $ 20,764          $ 22,537
      05/31/95       $ 19,093         $ 24,950          $ 25,656
      05/31/96       $ 24,296         $ 32,038          $ 34,417
      05/31/97       $ 29,085         $ 41,457          $ 38,892
      05/31/98       $ 35,117         $ 54,172          $ 49,085
      05/31/99       $ 37,312         $ 65,564          $ 58,931
      05/31/00       $ 54,058         $ 72,487          $ 78,886
      05/31/01       $ 51,063         $ 64,840          $ 61,618
      05/31/02       $ 44,497         $ 55,860          $ 46,805

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Growth Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Growth funds will generally have between 25% to 75% of their assets invested in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

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16                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

- 3.15% GENERAL ELECTRIC CO. (GE) - Manufactures products for the generation, distribution and utilization of electricity

+ 2.34% CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

- 2.29% INTEL CORP. (INTC) - Designs, manufactures and sells computer components and related products

+ 2.26% WAL-MART STORES INC. (WMT) - Operates discount stores and supercenters, as well as Sam's Clubs

+ 2.08% AFLAC INC. (AFL) - Provides supplemental insurance to individuals in the United States and Japan

* 2.00% APOGENT TECHNOLOGIES INC. (AOT) - Designs, manufactures and markets value added laboratory and life science products for use in the clinical, research and industrial markets worldwide

* 1.95% AUTOMATIC DATA PROCESSING INC. (ADP) - Provides computerized transaction processing, data communications, software and information services

* 1.95% AMERICAN INTERNATIONAL GROUP INC. (AIG) - Provides a variety of insurance and insurance-related services in the United States and overseas

* 1.94% ELECTRONIC DATA SYSTEMS CORP. (EDS) - Offers systems and technology services, business process management, management consulting and electronic business

* 1.84% PARKER HANNIFIN CORP. (PH) - Manufactures motion control products, including fluid power systems, electromechanical controls and related components

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 21.80%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

ENERGY                                                 5.11%
CONSUMER STAPLES                                       4.99%
BASIC MATERIALS                                        2.07%
HEALTHCARE                                            19.53%
TECHNOLOGY                                            17.03%
CONSUMER CYCLICAL                                     16.37%
CREDIT SENSITIVE                                      14.91%
CAPITAL GOODS                                          7.44%
SERVICES                                               7.31%
SHORT-TERM INVESTMENTS AND OTHER NET ASSETS            5.24%

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
                               Manager's Overview


WESTCORE SMALL-CAP GROWTH FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN SMALL COMPANIES WITH GROWTH POTENTIAL.

   [PHOTO OF JOHN N. KARNS]

       /s/ John N. Karns

      John N. Karns, CFA
      PORTFOLIO MANAGER,
WESTCORE SMALL-CAP GROWTH FUND

     As a small-cap growth investor, the fiscal year ended May 31, 2002 was one of the most challenging I have ever experienced. With the precipitous slide now in its 26th month, dramatic swings in investor sentiment still appeared to be driven more by emotion than reason. However, the uncertainty facing the market was real enough--not the least of which was an economic recovery whose very sustainability was at question. Although my convictions remain unshaken, I am disappointed to report that the Westcore Small-Cap Growth Fund posted negative returns for the period, declining 18.50%. It is equally disappointing to report that for the first time we underperformed our benchmark and peer group for the fiscal year. Our benchmark, the Russell 2000 Growth Index lost 15.82 % and our peer group, the Lipper Small-Cap Growth Index lost 13.17%. However, since the product was created in October of 1999, the Fund is up 14.31% on an annualized basis versus -5.99% for the Russell 2000 Growth and - 0.18% for the Lipper peer group.

     While this has been a stock-picker's market, a quick glance at our sector performance yields some insight. Looking at the traditional growth sectors, the bulk of the portfolio was weighted in healthcare, technology and consumer cyclicals. Compared to our benchmark, we outperformed in healthcare and consumer cyclicals, yet encountered the greatest resistance from the technology group. Our detractors were all associated in some way with the beleaguered telecommunications industry. Internet infrastructure supplier Riverstone Networks Inc. and wireless application software developer SignalSoft Corp. were among the weakest. In contrast, employee Internet manager Websense Inc., career education specialist Corinthian Colleges Inc. and temp staffing agency AMN Healthcare Services Inc. were all contributors.

--------------------------------------------------------------------------------
18                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


     Despite our underperformance, we continued to see opportunities for long-term capital appreciation in many of the economic and secular themes the Fund has previously emphasized. Namely, in technology: product innovation, security, outsourcing, systems management and productivity. In healthcare: demographic anomalies, information systems and generic drugs. And in consumer cyclicals: robust consumer spending, specialty/discount retailing and casual dining. Other themes include energy supply and demand imbalances, gaming, and insurance industry pricing power.

         "...dramatic swings in investor sentiment still appeared to be driven more by emotion than reason."

     Markets tend to be the most unsettled during times of change. Last year investors struggled with recession fears. This year investors have had to cope with an uncertain economic recovery and concerns surrounding corporate governance and accounting disclosure. Furthermore, in the wake of the tragedies of September 11th, we as a nation have been forced to confront our vulnerability to acts of terrorism. In light of these events, volatility will likely remain high, as will risk aversion, and the near-term bias could remain sideways to down. Nevertheless, as I indicated in my last overview, when the equity markets begin to appreciate on expectations of an economic recovery, small-cap stocks have often led the way.

     Many of you have heard me state that over time the equity markets offer the best opportunity for asset appreciation. Obviously this has not been the case recently, particularly within the small-cap growth space. But if you believe, as I do, that U.S. economic growth, productivity gains and corporate profits will all eventually bounce back, then the equity markets should continue to provide long-term positive returns for investors. With that in mind, we will continue to manage a relatively focused portfolio of attractive, rapidly growing small companies with the intent of exceeding the performance of the broader markets. We continue to thank you for your investment in Westcore Small-Cap Growth Fund and fervently hope to reward you for your confidence over the long term.

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
                               Manager's Overview


WESTCORE SMALL-CAP GROWTH FUND (WTSMX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                         SINCE INCEP.
                                            1-YEAR      3-YEAR     5-YEAR     10-YEAR      10/1/99
                                            ------      ------     ------     -------      -------
Westcore Small-Cap Growth Fund             (18.50%)       N/A        N/A         N/A        14.31%
Russell 2000 Growth Index                  (15.82%)       N/A        N/A         N/A        (5.99%)
Lipper Small-Cap Growth Index              (13.17%)       N/A        N/A         N/A        (0.18%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP GROWTH FUND, RUSSELL 2000 GROWTH INDEX AND LIPPER SMALL-CAP GROWTH INDEX

                  Westcore Small-Cap     Russell 2000      Lipper Small-Cap
                     Growth Fund         Growth Index       Growth Index
                     -----------         ------------       ------------
    10/1/1999         $ 10,000             $ 10,000           $ 10,000
    5/31/2000         $ 17,011             $ 11,958           $ 13,589
    5/31/2001         $ 17,532             $ 10,076           $ 12,131
    5/31/2002         $ 14,288             $  8,482           $ 10,533

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Inc.

The Russell 2000 Growth Index is an unmanaged index that measures the performance of companies within the Russell 2000 Index having higher price-to-book ratios and higher forecasted growth values.

Lipper Small-Cap Growth Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Growth Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with long-term earnings growth expectations that have market capitalizations (on a three-year weighted basis) of less than 250% of the dollar-weighted median market capitalization of the S&P Small-Cap 600 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
20                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 7.64% GSI COMMERCE INC. (GSIC) - Develops and operates electronic commerce businesses

+ 4.07% WEBSENSE INC. (WBSN) - Provides employee internet management solutions which enable businesses to monitor, report and manage how their employees use the internet

+ 3.79% ARGOSY GAMING CO. (AGY) - Owns and operates riverboat casinos and related entertainment and hotel facilities in the midwestern and southern United States

* 3.62% PROVINCE HEALTHCARE CO. (PRHC) - Provides healthcare services in non-urban markets in the U.S.

* 3.58% COGNIZANT TECHNOLOGY SOLUTIONS CORP. (CTSH) - Delivers full life cycle solutions to complex application development, maintenance and re-engineering problems through its on-site/off-shore model

* 3.52% CORINTHIAN COLLEGES INC. (COCO) - A private, for-profit post-secondary education company offering a variety of degrees and diploma programs in the healthcare, electronics and business fields

+ 3.51% SPINNAKER EXPLORATION CO. (SKE) - A company involved in the exploration, development and production of natural gas and oil in the United States and the Gulf of Mexico

* 3.49% CERNER CORP. (CERN ) - Designs, develops, markets, installs and supports information technology and content solutions for healthcare organizations and consumers

* 3.40% ECLIPSYS CORP. (ECLP) - A healthcare information technology company, provides knowledge-driven, process improving software and related service solutions to healthcare providers

- 3.38% SECURE COMPUTING CORP. (SCUR) - Designs, develops, markets and sells interoperable standards-based products for end-to-end network solutions

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 40.00%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                 0.54%
HEALTHCARE                                                 29.38%
CONSUMER CYCLICAL                                          26.40%
TECHNOLOGY                                                 23.89%
CREDIT SENSITIVE                                            7.78%
SERVICES                                                    6.66%
ENERGY                                                      3.51%
BASIC MATERIALS                                             1.84%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  21

                               Manager's Overview


WESTCORE SELECT FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN COMPANIES OF ANY SIZE SELECTED FOR THEIR GROWTH POTENTIAL.


  [PHOTO OF TODGER ANDERSON]

      /s/ Todger Anderson

     Todger Anderson, CFA
     CO-PORTFOLIO MANAGER,
     WESTCORE SELECT FUND

[PHOTO OF WILLIAM S. CHESTER]

    /s/ William S. Chester

    William S. Chester, CFA
     CO-PORTFOLIO MANAGER,
     WESTCORE SELECT FUND

     Stocks continued to buckle under the weight of a prolonged bear market as investors grew increasingly skittish amid uncertain and difficult conditions. Given this environment, the Westcore Select Fund declined 10.21% for the fiscal year ended May 31, 2002. This compares to a 13.85% loss for the S&P 500 Index as well as a 12.29% negative return for the Lipper Multi-Cap Core Index. Once again, we wish to remind shareholders that the Westcore Select Fund is a non-diversified portfolio, and consequently, performance can deviate significantly from the S&P 500 Index.

     As a non-diversified portfolio, the Fund will normally invest in 20 to 35 common stocks of companies of any size or industry affiliation, representing the best ideas and best research the firm has to offer. Bottom-up, fundamental stock selection drives our investment process which seeks reasonably valued companies with sustainable competitive advantages, clean balance sheets, shareholder-focused managements and improving returns.

     In light of investor concerns stemming from questionable accounting practices and corporate governance, our process showed its mettle during the period. In fact, several of our best performing stocks were also top ten holdings, including restaurant operator Champps Entertainment Inc., travel and franchising giant Cendant Corp. and specialty pharmaceutical company Women First Healthcare Inc.

--------------------------------------------------------------------------------
22                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


     One of our largest holdings at fiscal year end was Navigant International Inc. which provides corporate travel services in the United States, Canada and the United Kingdom. The stock did a nice job of bouncing back from the slowdown in business travel following the terrorist attacks and continues to sell at an attractive valuation. Our study of the corporate travel industry also led us to Raindance Communications Inc., a company that is capitalizing on the reduction in business travel by facilitating virtual meetings.

     One recent addition to the portfolio bears mentioning. Leading supermarket operator Kroger Co. recently came under pressure when super discount retailer Wal-Mart Stores Inc. announced it was entering the food retailing business. Although this announcement fanned investor concerns, our research leads us to believe that the competitive threat will be less disruptive than originally thought. Because the industry is so large, it may be decades before Wal-Mart can become a dominant force. Furthermore, Kroger is well managed and accustomed to taking on tough competition. Its earnings are growing nearly as fast as Wal-Mart's earnings, and its stock currently trades at a substantially lower valuation.

                  "...investors grew increasingly skittish amid
                      uncertain and difficult conditions."

     As for our detractors, alternative energy company Headwaters Inc. was unable to overcome widespread weakness in the energy sector despite reporting record second quarter results. Elsewhere, medical information systems provider MED Diversified Inc. struggled as the company faced intense scrutiny over its financing difficulties. Multimedia Games Inc., a gaming equipment company, also fell on fears that the company was confronting regulatory hurdles.

     In conclusion, we acknowledge that the bear market of the past two years has been especially painful. The truth is, we do not know when it will end. Nevertheless, the current economic picture is very encouraging. As the expected recovery takes hold, we believe that corporate profits will experience moderate growth in 2002 and 2003. Should this come to pass, we would expect that at some point--hopefully soon--investors will once again gravitate toward stocks. In the meantime, we'll continue to carefully monitor the progress of our existing holdings, while looking for the best new ideas one by one.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  23

                               Manager's Overview


WESTCORE SELECT FUND (WTSLX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                SINCE INCEP.
                                     1-YEAR     3-YEAR     5-YEAR     10-YEAR     10/1/99
                                     ------     ------     ------     -------     -------
Westcore Select Fund                (10.21%)      N/A         N/A       N/A        35.08%
S&P 500 Index                       (13.85%)      N/A         N/A       N/A        (5.48%)
Lipper Multi-Cap Core Index         (12.29%)      N/A         N/A       N/A        (1.77%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SELECT FUND, S&P 500 INDEX AND LIPPER MULTI-CAP CORE INDEX

                       Westcore       S&P 500       Lipper Multi-Cap
                     Select Fund       Index           Core Index
                     -----------       -----           ----------
      10/1/1999       $ 10,000        $ 10,000          $ 10,000
      5/31/2000       $ 23,380        $ 11,164          $ 11,628
      5/31/2001       $ 24,846        $  9,986          $ 10,872
      5/31/2002       $ 22,309        $  8,603          $  9,536

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/99.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Core Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds will generally have between 25% to 75% of their assets invested in a wide variety of companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
24                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 7.57% TJX COMPANIES INC. (TJX) - A retailer of off-price apparel and home fashions

- 7.40% CENDANT CORP. (CD) - Provides real estate, travel, direct marketing and diversified consumer and business services to customers around the world

- 7.29% NAVIGANT INTERNATIONAL INC. (FLYR) - Provides corporate travel management services in the United States, Canada and the United Kingdom

* 6.93% MCKESSON CORP. (MCK) - Distributes pharmaceuticals, medical-surgical supplies and automation services to retail pharmacies and hospitals across the United States

* 6.83% PHARMACIA CORP. (PHA) - Researches, manufactures and sells pharmaceuticals worldwide including prescription products for humans and animals, bulk pharmaceuticals and contract manufacturing

- 6.73% CHAMPPS ENTERTAINMENT INC. (CMPP) - Owns, operates and franchises Champps Americana restaurants in select markets throughout the United States

- 6.01% WOMEN FIRST HEALTHCARE INC. (WFHC) - A specialty pharmaceutical company dedicated to improving the health and well being of midlife women

* 5.10% GANNETT INC. (GCI) - An international news and information company that publishes various daily newspapers in the United States and United Kingdom, including "USA TODAY" and "USA WEEKEND"

* 4.65% AUTODESK INC. (ADSK) - Supplies PC software and multimedia tools for use in architectural design, mechanical design, geographic information systems and visualization applications

* 4.40% ALLIANCE GAMING CORP. (ALLY) - Designs, manufactures and distributes gaming machines and systems worldwide

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 62.91%
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

CONSUMER STAPLES                                            3.95%
HEALTHCARE                                                 29.21%
CONSUMER CYCLICAL                                          24.38%
SERVICES                                                   14.69%
TECHNOLOGY                                                 13.03%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                10.36%
CREDIT SENSITIVE                                            4.38%

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
                               Manager's Overview


WESTCORE INTERNATIONAL FRONTIER FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INTERNATIONAL, SMALL-CAP GROWTH COMPANIES.

      [PHOTO OF ADAM D. SCHOR]

         /s/ Adam D. Schor

         Adam D. Schor, CFA
        CO-PORTFOLIO MANAGER,
WESTCORE INTERNATIONAL FRONTIER FUND


      [PHOTO OF KEVIN P. BECK]

         /s/ Kevin P. Beck

         Kevin P. Beck, CFA
        CO-PORTFOLIO MANAGER,
WESTCORE INTERNATIONAL FRONTIER FUND

     For the fiscal year ended May 31, 2002, the Westcore International Frontier Fund returned -13.91% versus -1.08% for the benchmark MSCI World Ex-US Small-Cap Index and -4.05% for the peer group, the Lipper International Small-Cap Index. Common stocks of Small-Cap International companies suffered from the market volatility after September 11th. The Westcore International Frontier Fund, with a slightly smaller average market capitalization than the benchmark index, was hit a bit harder. Also, the Fund's low exposure to Asia hurt the Fund's relative performance.

     Since assuming portfolio management on April 16, 2002, we have repositioned the Fund's composition in keeping with our investment philosophy. Our goal is a portfolio of well managed, leading companies at attractive valuations.

     Our philosophy is that intensive fundamental research of international small-cap companies produces superior long-term results. The research process involves extensive discussions with management, investigation of the company's products and competitive position, and analysis of its financial statements. We also seek companies with reasonable valuations based on our analysis of the business' intrinsic market value.

     For example, McBride Plc is one of Europe's leading suppliers of private label household and

--------------------------------------------------------------------------------
26                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


personal care products. We believe it is well positioned to benefit from its expanded product line and geographic reach. Interpump Group SpA is the world's largest producer of professional high-pressure piston pumps and profits from a great brand name and premium pricing. Zapf Creation AG is Europe's leading doll manufacturer and has recently made inroads into American markets. SBS Broadcasting SA is a commercial television and radio broadcasting company that we believe is poised to capitalize on the potential consolidation of the European broadcasting industry. Finally, GSI Lumonics Inc. provides laser-based manufacturing systems to industrial companies worldwide and has an 80% market share in its core business.

     "Our philosophy is that intensive fundamental research of international small-cap companies produces superior long-term results."

     Looking ahead, we believe there is much to be optimistic about. The mood has improved considerably among the businesses we have visited and many are beginning to see the light at the end of the tunnel. A number of our companies are reporting rising order levels among their customers, which could bode well for top line growth in the coming months. Of course, we will continue to keep a close eye on political and economic developments, especially as they pertain to our individual holdings. However, given that international small company valuations on the whole remain quite attractive, we are convinced that cost-conscious managements with growing revenues should generate strong stock performance.

COUNTRY BREAKDOWN AS OF MAY 31, 2002

COUNTRY                                      MARKET VALUE                 %
-------                                      ------------              ------

Belgium                                      $    331,513                2.84
Canada                                            822,043                7.04
Finland                                           252,541                2.16
France                                            607,183                5.20
Germany                                         1,324,371               11.35
Hong Kong                                         386,845                3.31
Israel                                            746,336                6.39
Italy                                             836,703                7.17
Japan                                             379,034                3.25
Luxembourg                                        692,425                5.93
Mexico                                            282,630                2.42
Netherlands                                       713,020                6.11
Norway                                            568,376                4.87
Spain                                             352,792                3.02
Sweden                                          1,341,897               11.50
United Kingdom                                  1,943,995               16.65
Cash Equivalents and Net Other Assets              90,935                0.79
                                             ------------              ------
                                             $ 11,672,639              100.00

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
                               Manager's Overview


WESTCORE INTERNATIONAL FRONTIER FUND (WTIFX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                    SINCE INCEP.
                                                 1-YEAR    3-YEAR  5-YEAR  10-YEAR    12/15/99
                                                 ------    ------  ------  -------    --------
Westcore International Frontier Fund            (13.91%)     N/A     N/A     N/A       (9.84%)
MSCI World Ex-US Small-Cap Index                 (1.08%)     N/A     N/A     N/A       (3.75%)
Lipper International Small-Cap Index             (4.05%)     N/A     N/A     N/A       (9.71%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/15/99. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL FRONTIER FUND, MSCI WORLD EX-US SMALL-CAP INDEX AND LIPPER INTERNATIONAL SMALL-CAP INDEX

                       Westcore                                     Lipper
                     International        MSCI World Ex-US       International
                     Frontier Fund        Small-Cap Index       Small-Cap Index
                     -------------        ---------------       ---------------
   12/15/1999           $ 10,000             $ 10,000             $ 10,000
    5/31/2000           $ 11,592             $  9,783             $ 10,133
    5/31/2001           $  8,987             $  9,253             $  8,713
    5/31/2002           $  7,737             $  9,153             $  8,360

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/15/99.

Lipper Index data provided by Lipper Inc.

MSCI World Ex-US Small-Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200-800 million across 23 developed markets, excluding the United States.

Lipper International Small-Cap Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Small-Cap Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies with market capitalizations less than $1 billion (U.S.) at the time of purchase.

An investment cannot be made directly in an index.

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28                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 4.87% PROSAFE ASA (Norway) - Provides specialized oil services for production activity off the coast of Norway

* 4.81% MCBRIDE PLC (United Kingdom) - Leading supplier of private label household and personal care products

* 4.71% INTERPUMP GROUP SPA (Italy) - Largest producer of professional high-pressure piston pumps in the world and one of the leading groups in the professional cleaning equipment market

* 4.53% ELMOS SEMICONDUCTOR AG (Germany) - Designs and produces application specific integrated circuits, primarily for the automobile industry

*  4.45%  ZAPF CREATION AG (Germany) - Europe's leading doll manufacturer

*  4.39%  ELEKTA AB (Sweden) - Manufacturer of oncology and neurology products

* 4.09% SBS BROADCASTING SA (Luxembourg) - A commercial television and radio broadcasting company with station ownership in Scandinavia, the Benelux region and eastern Europe

* 3.95% GSI LUMONICS INC. (Canada) - Provides laser-based manufacturing systems to industrial companies worldwide serving primarily the semiconductor industry

* 3.92% VICTREX PLC (United Kingdom) - A specialty chemical manufacturer of the high performance thermoplastic PEEK used in the transport, electronics and other industrial sectors

* 3.86% GETINGE AB (Sweden) - Develops advanced equipment and systems for sterilization and disinfection for the pharmaceutical industry, hospitals, dental clinics, and laboratories

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 43.58%
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

TECHNOLOGY SERVICES                                              1.85%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      0.77%
ELECTRONIC TECHNOLOGY                                           29.51%
HEALTH TECHNOLOGY                                               13.00%
CONSUMER DURABLES                                               10.38%
CONSUMER SERVICES                                                9.72%
PRODUCER MANUFACTURING                                           9.18%
INDUSTRIAL SERVICES                                              7.50%
RETAIL TRADE                                                     6.11%
CONSUMER NON-DURABLES                                            4.81%
PROCESS INDUSTRIES                                               3.92%
NON-ENERGY MINERALS                                              3.25%

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
                               Manager's Overview


WESTCORE INTERNATIONAL SELECT FUND

FUND OBJECTIVE: LONG-TERM GROWTH OF CAPITAL PRIMARILY THROUGH INVESTMENTS IN INTERNATIONAL COMPANIES OF ANY SIZE SELECTED FOR THEIR GROWTH POTENTIAL.

   [PHOTO OF Adam D. Schor]

    /s/ Adam D. Schor, CFA

      Adam D. Schor, CFA
CO-PORTFOLIO MANAGER, WESTCORE
   INTERNATIONAL SELECT FUND

   [PHOTO OF Kevin P. Beck]

      /s/ Kevin P. Beck

      Kevin P. Beck, CFA
CO-PORTFOLIO MANAGER, WESTCORE
   INTERNATIONAL SELECT FUND

     Westcore International Select Fund lost 18.89% for the fiscal year ended May 31, 2002, lagging both its benchmark index, the MSCI World Ex-US Index, and its peer group, the Lipper International Fund Index, which declined 10.89% and 6.21%, respectively. Global tensions during the period, including the terrorist attacks, violence in the Middle East and the standoff between India and Pakistan, curbed capital flows into foreign markets. Furthermore, European markets, which had weathered the U.S. economic slowdown prior to September 11, struggled in its aftermath. As a result, a number of the Fund's holdings faced stiff headwinds, which dampened returns.

     Industrials, consumer discretionary and telecommunication services were among the sectors that held back performance. As for individual companies, Ireland-based pharmaceutical company Elan Corp. Plc, Australian media company NDS Group Plc, and French boom and platform truck manufacturer Pinguely-Haulotte were detractors. Sectors that contributed to performance included

--------------------------------------------------------------------------------
30                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


information technology, energy and consumer staples. U.K.-based Internet banking provider Egg Plc, Spanish apparel manufacturer and retailer Inditex SA, and Taiwan Semiconductor Manufacturing Co. Ltd. were holdings that performed well during the period and were beneficial to the Fund's performance.

     While we assumed portfolio management responsibilities on April 16, 2002, it was announced shortly thereafter that the Fund would cease operations and liquidate its assets on July 31, 2002. We thank you for your investment in Westcore International Select Fund.

COUNTRY BREAKDOWN AS OF MAY 31, 2002

COUNTRY                                    MARKET VALUE                %
-------                                    ------------              -----
Belgium                                     $   60,636                3.62
Brazil                                          53,902                3.21
Canada                                          92,670                5.53
France                                          88,945                5.30
Germany                                        226,351               13.50
Hong Kong                                      111,316                6.64
Ireland                                        160,782                9.59
Italy                                           64,070                3.82
Japan                                          223,198               13.31
Netherlands                                     67,008                4.00
Switzerland                                     67,775                4.04
Taiwan                                          63,004                3.76
United Kingdom                                 187,007               11.15
Cash Equivalents and Net Other Assets          210,074               12.53
                                            ----------              ------
                                            $1,676,738              100.00

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
                               Manager's Overview


WESTCORE INTERNATIONAL SELECT FUND (WTISX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                       SINCE INCEP.
                                                1-YEAR    3-YEAR    5-YEAR    10-YEAR    11/1/00
                                                ------    ------    ------    -------    -------
Westcore International Select Fund             (18.89%)     N/A       N/A       N/A     (21.99%)
MSCI World Ex-US Index                         (10.89%)     N/A       N/A       N/A     (15.34%)
Lipper International Index                      (6.21%)     N/A       N/A       N/A     (10.51%)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 11/1/00. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in non-diversified funds can be more volatile and loss of principal could be greater than investing in more diversified funds.

Investing in foreign securities entails special risks, such as currency fluctuations and political uncertainties, which are described in more detail in the prospectus.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE INTERNATIONAL SELECT FUND, MSCI WORLD EX-US INDEX AND LIPPER INTERNATIONAL FUND INDEX

                    Westcore                          Lipper
                  International     MSCI World     International
                   Select Fund      Ex-US Index     Fund Index
                   -----------      -----------     ----------
     11/1/2000      $ 10,000         $ 10,000        $ 10,000
     5/31/2001      $  8,327         $  9,095        $  8,943
     5/31/2002      $  6,754         $  8,105        $  8,388

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 11/1/00.

Lipper Index data provided by Lipper Inc.

MSCI World Ex-US Index is an unmanaged index that measures the performance of stocks across 23 developed markets, excluding the United States.

Lipper International Fund Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper International Funds classification. This classification consists of funds that invest at least 65% of their assets in equity securities of non-United States companies.

An investment cannot be made directly in an index.

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32                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 6.69% PORSCHE AG (Germany) - Designs, manufactures and markets luxury sports cars

* 6.64% LI & FUNG LTD. (Hong Kong) - Operates an export trading business exporting consumer products

* 5.76% DIAGEO PLC - ADR (United Kingdom) - Has operations in food, alcoholic beverages, fast food restaurants and property management

* 5.53% ENCANA CORP. (Canada) - Explores for, develops, produces and markets natural gas, crude oil and natural gas liquids

* 5.39% SIX CONTINENTS PLC (United Kingdom) - Owns, manages and operates an international hospitality and leisure group

* 5.30% UNIBAIL (France) - Leases and rents building space, finances real estate investments and renovates real estate for sale

* 4.81% SHIN ETSU CHEMICAL CO. LTD. (Japan) - Produces and designs synthetic resins, semiconductor silicon and other chemical products

* 4.43% HOYA CORP. (Japan) - Manufactures electro-optics products such as photomasks for semiconductors, optical glasses, magnetic memory disks, eyeglasses, laser equipment and crystal products

* 4.08% ORIENTAL LAND CO. LTD. (Japan) - Operates Tokyo Disneyland, operates restaurants within the complex and sells Disney merchandise

* 4.04% LOGITECH INTERNATIONAL SA (Switzerland) - Manufactures personal computer input devices such as computer mice, trackballs, game controllers, keyboards and multimedia speakers

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 52.67%
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

MATERIALS                                                         4.81%
HEALTHCARE                                                        4.00%
CONSUMER DISCRETIONARY                                           26.62%
INFORMATION TECHNOLOGY                                           21.97%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      12.53%
CONSUMER STAPLES                                                  9.38%
FINANCIALS                                                        8.30%
INDUSTRIALS                                                       6.86%
ENERGY                                                            5.53%

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
                               Manager's Overview


WESTCORE BLUE CHIP FUND

FUND OBJECTIVE: LONG-TERM TOTAL RETURN BY INVESTING IN STOCKS OF LARGE, WELL-ESTABLISHED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

[PHOTO OF CHARLOTTE T. PETERSEN]

   /s/ Charlotte T. Petersen

   Charlotte T. Petersen, CFA
       PORTFOLIO MANAGER,
    WESTCORE BLUE CHIP FUND

     We are disappointed to report the Westcore Blue Chip Fund showed a loss over the fiscal year ended May 31, 2002. We, along with many others, had hoped that the economic recovery and improved stock market outlook would have taken hold by now. While disappointed, we did outperform our benchmark, the S&P 500. For the fiscal year, the Fund was down 11.33% while the S&P 500 was down 13.85%. Its peer group, the Lipper Multi-Cap Value Index was down 5.14%. In that regard our larger-cap focus relative to this peer group was a detriment over this fiscal year.

     Certainly this has been a most trying year, and the markets have had to navigate through a sea of mixed signals. While the economy appeared to be improving due to aggressive monetary and fiscal intervention, corporate earnings growth continued to languish. The technology sector, so heavily dependent on business spending, remained mired in its own deep recession. Accounting and disclosure concerns that had come to light since the Enron debacle proved increasingly troublesome to the orderly function of the markets. While the horror of September 11 stays with us, the resiliency of the American people has been truly inspiring.

     Turning to the portfolio, the most difficult and disappointing area for us over the past year was the credit sensitive sector. In large part, this was due to our sizable weighting in utility stocks, particularly among deregulated utilities. Although we continue to believe in the sector, and were able to avoid direct hits brought on by the Enron bankruptcy and the California energy crisis, we clearly underestimated the depth of the negative impact on the broader industry. At this

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34                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


**** OVERALL MORNINGSTAR RATING(TM)
     out of 5,095 Domestic Equity
     Funds as of 5/31/02(1)
     See complete disclaimers on page 8.

point, we have reduced our commitment to the industry and are taking a "wait and see" approach before making any additional investments.

     The strongest contributors on both an absolute and relative basis came from the capital goods sector. For the last two years, our focus on aerospace/defense stocks has paid off handsomely. Even before September 11, it was clear to us that defense spending was on a steady and sustainable rise. As a result, our investments in Raytheon Co. and General Dynamics Corp. both yielded positive results. We also realized strong performance from the healthcare sector. Because pricing and utilization trends have remained favorable, our emphasis on services stocks such as hospital operator Tenet Healthcare Corp. and pharmaceutical management company Omnicare Inc. was rewarded. Moreover, while the technology group continued to post negative returns, our lower-than-average weighting and conservative stock selection bolstered performance relative to our benchmark.

      "...the Enron debacle proved increasingly troublesome to the orderly function of the markets."

     Looking ahead, although the economy is clearly showing signs of improvement, we are not yet convinced that it is a robust recovery and remain positioned on the conservative side of our benchmark. We are convinced, however, that there are still individual companies with attractive opportunities in front of them. As always, we will pay close attention to valuation, confident that our focus on fundamental analysis and quantitative research will continue to add value.

     In closing, the next update on the portfolio will be from Mark Adelmann, who will be assuming my portfolio management responsibilities effective June 3, 2002, as I will be leaving the firm to spend more time with my family. Mark has twenty-three years of professional experience and since 1995 he has been an instrumental member of the Westcore Value strategies team. I am confident that the transition will be very smooth.

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
                               Manager's Overview


WESTCORE BLUE CHIP FUND (WTMVX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                   SINCE INCEP.
                                         1-YEAR     3-YEAR     5-YEAR    10-YEAR     6/1/88
                                         ------     ------     ------    -------     ------
Westcore Blue Chip Fund                 (11.33%)    (1.14%)     6.10%     11.56%     11.62%
S&P 500 Index                           (13.85%)    (5.22%)     6.13%     12.09%     13.30%
Lipper Multi-Cap Value Index             (5.14%)     2.30%      7.28%     11.91%     12.04%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE BLUE CHIP FUND, S&P 500 INDEX AND LIPPER MULTI-CAP VALUE INDEX

                     Westcore Blue                       Lipper Multi-Cap
                       Chip Fund       S&P 500 Index        Value Index
                       ---------       -------------        -----------
     06/01/88          $ 10,000          $ 10,000            $ 10,000
     05/31/89          $ 11,223          $ 12,463            $ 12,283
     05/31/90          $ 12,541          $ 14,533            $ 13,037
     05/31/91          $ 14,181          $ 16,247            $ 14,225
     05/31/92          $ 15,602          $ 17,848            $ 15,795
     05/31/93          $ 17,415          $ 19,917            $ 18,059
     05/31/94          $ 17,958          $ 20,764            $ 19,355
     05/31/95          $ 21,376          $ 24,950            $ 22,330
     05/31/96          $ 27,891          $ 32,038            $ 27,812
     05/31/97          $ 34,663          $ 41,457            $ 34,240
     05/31/98          $ 44,899          $ 54,172            $ 42,855
     05/31/99          $ 48,230          $ 65,564            $ 45,460
     05/31/00          $ 48,717          $ 72,487            $ 44,774
     05/31/01          $ 52,556          $ 64,840            $ 52,014
     05/31/02          $ 46,601          $ 55,860            $ 49,340

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Lipper Multi-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds classification. This classification consists of funds that concentrate no more than 25% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Value funds will generally have between 25% to 75% of their assets invested in companies considered to be undervalued relative to a major unmanaged stock index and that have market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index.

An investment cannot be made directly in an index.

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36                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

+ 3.67% CITIGROUP INC. (C) - A diversified financial services holding company that provides a broad range of financial services

* 3.63% OMNICARE INC. (OCR) - Provides professional pharmacy-related consulting and data management services

* 3.13% RAYTHEON CO. (RTN) - Provides products and services in the areas of military and commercial electronics, communication and information systems, aircraft surveillance and intelligence systems, technical services and missile and aircraft manufacturing

+ 2.84% VIACOM INC. (VIA) - A worldwide entertainment and publishing company whose operations include Blockbuster, MTV Networks, Showtime Networks, Paramount Pictures, Paramount Television, Simon & Schuster, television stations and movie screens in various countries

+ 2.66% HARTFORD FINANCIAL SERVICES GROUP INC. (HIG) - Provides a range of insurance products around the world

* 2.66% BOWATER INC. (BOW) - Owns and operates pulp and paper mills, a coating operation and sawmills in the United States, Canada and South Korea

* 2.62% JP MORGAN CHASE & CO. (JPM) - Provides global financial services such as investment banking, treasury and securities services, asset management, private banking, cardmember services, commercial banking and home finance

* 2.58% PHILIP MORRIS COMPANIES INC. (MO) - Manufactures and sells a variety of consumer products including tobacco products, packaged foods, such as cheese, processed meat products, coffee and grocery products

* 2.58% ACCENTURE LTD. (ACN) - Provides management and technology consulting services and solutions across all industries on a worldwide basis

* 2.52% PARKER HANNIFIN CORP. (PH) - Manufactures motion control products, including fluid power systems, electromechanical controls and related components

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 28.89%
+ denotes increase in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      4.55%
SERVICES                                                         4.95%
CREDIT SENSITIVE                                                31.20%
CONSUMER CYCLICAL                                               14.36%
TECHNOLOGY                                                      10.12%
CAPITAL GOODS                                                    8.08%
ENERGY                                                           8.00%
HEALTHCARE                                                       7.31%
BASIC MATERIALS                                                  6.51%
CONSUMER STAPLES                                                 4.92%

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
                               Manager's Overview


WESTCORE MID-CAP OPPORTUNITY FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION BY INVESTING PRIMARILY IN MEDIUM-SIZED COMPANIES WHOSE STOCKS APPEAR TO BE UNDERVALUED.

   [PHOTO OF Christianna Wood]

       /s/ Christianna Wood

      Christianna Wood, CFA
        PORTFOLIO MANAGER,
WESTCORE MID-CAP OPPORTUNITY FUND

     Uncertainty and unpredictability weighed heavily on the markets during the fiscal year ended May 31, 2002, as the combined effects of economic contraction and world unrest produced an environment of lowered expectations and earnings disappointments. Given these difficulties, the Westcore Mid-Cap Opportunity Fund returned -5.92% compared to -3.61% for our benchmark, the Russell Midcap Index, and 5.81% for our peer group, the Lipper Mid-Cap Value Index. While our short-term results were less than stellar, the longer-term results remain quite solid. In fact, since the Fund's October 1998 inception, it has produced an annualized return of 14.72%, outpacing its index and peer group which returned 10.58% and 13.19% respectively. We are also pleased to report that the Fund maintains a 5-Star Overall Morningstar Rating(TM)* among 5,095 Domestic Equity Funds as of May 31, 2002.

     This past year was challenging for equities. Many businesses found the post-September 11 environment difficult to navigate, particularly those whose fortunes were impacted by lackluster capital or business spending. The lone offsetting factor was that consumer spending held up due to robust sales of homes and autos. However, if there was one thing that contributed most to our underperformance, it was a higher-than-expected incidence of earnings shortfalls in the portfolio. Our management style, which is best described as "the value side of core investing," also dampened performance. The current environment favored deeper value managers whose portfolios are typically more defensive in nature.

     While we benefited from strong stock selection in healthcare, technology, and consumer cyclicals, it was not enough to overcome our missteps in the energy, services and credit sensitive sectors. Much of the underperformance came down to

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38                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


***** OVERALL MORNINGSTAR RATING(TM)
      out of 5,095 Domestic Equity
      Funds as of 5/31/02(1)
      See complete disclaimers on page 8.

three stocks. Dynegy Inc, an independent power producer, became embroiled in the accounting malaise stemming from the Enron bankruptcy, while also suffering from lower energy prices and credit concerns. Meanwhile, Lumenis Ltd., a company that manufactures healthcare devices used in cosmetic medical procedures, faced revenue pressures in part due to integration issues surrounding an acquisition. Elsewhere, Veritas DGC Inc., an energy services firm engaged in seismic exploration, experienced disappointing results as declines in energy prices and business activity cut into revenue and earnings.

     The good news came in the form of our healthcare services stocks, where we emphasized hospital operator Tenent Healthcare Corp. and pharmaceutical management companies Omnicare Inc. and Caremark Rx Inc. over poorer-performing drug and medical device makers. In technology, we focused on profitable cyclical companies, such as semiconductor manufacturers, that were attractively priced by historical comparisons. In consumer cyclicals, discount retailer Ross Stores Inc., Starwood Hotels & Resorts Worldwide Inc. and high-end car audio system provider Harman International Industries Inc. were among our top performers.

     Going forward, we remain committed to our research-intensive stock selection process. This disciplined approach looks to identify mid-sized businesses across all areas of the market with improving returns and fundamental outlooks, yet trading at below average valuations. However, while pricing is a key factor in our analysis, we go one step further in that we seek out a catalyst that, in our view, will unlock the value inherent in a stock. Currently, we believe the portfolio is well positioned to capitalize on the fledgling, though possibly subdued, economic recovery. By maintaining our focus on the historically winning combination of above-average earnings growth rates and below-average valuation ratios, we believe we will continue to add value for our shareholders in the future.

     In closing, the next update on the portfolio will be from David Hand, who will be assuming my portfolio management responsibilities effective October 1, 2002, as I will be leaving the firm for another opportunity. David has eleven years of investment experience and over the last four years he has been an instrumental member of the Westcore Value strategies team. I am confident that the transition will be very smooth.

* PLEASE SEE PAGE 8 FOR AN IMPORTANT FOOTNOTE REGARDING MORNINGSTAR INFORMATION.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  39

                               Manager's Overview


WESTCORE MID-CAP OPPORTUNITY FUND (WTMCX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                    SINCE INCEP.
                                              1-YEAR    3-YEAR    5-YEAR   10-YEAR    10/1/98
                                              ------    ------    ------   -------    -------
Westcore Mid-Cap Opportunity Fund             (5.92%)   14.40%      N/A      N/A       14.72%
Russell Midcap Index                          (3.61%)    4.63%      N/A      N/A       10.58%
Lipper Mid-Cap Value Index                     5.81%     9.75%      N/A      N/A       13.19%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 10/1/98. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund participates in the Initial Public Offering ("IPO") market, and a significant portion of the Fund's returns have been attributable to its investment in IPOs during certain periods, which in turn have had a magnified impact due to the Fund's relatively small asset base. As the Fund's assets continue to grow, it will be increasingly less likely to experience substantially similar performance by investing in IPOs. See "Financial Highlights."

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE MID-CAP OPPORTUNITY FUND, RUSSELL MIDCAP INDEX AND LIPPER MID-CAP VALUE INDEX

               Westcore Mid-Cap       Russell         Lipper Mid-Cap
               Opportunity Fund     Midcap Index       Value Index
               ----------------     ------------       -----------
    10/01/98       $ 10,000           $ 10,000           $ 10,000
    05/31/99       $ 11,050           $ 12,623           $ 11,914
    05/31/00       $ 14,484           $ 14,297           $ 13,003
    05/31/01       $ 17,591           $ 15,001           $ 14,887
    05/31/02       $ 16,550           $ 14,460           $ 15,541

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 10/1/98.

Lipper Index data provided by Lipper Inc.

Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, and represents approximately 35% of the total market capitalization of the Russell 1000 Index.

Lipper Mid-Cap Value Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Mid-Cap Value Funds classification. This classification consists of funds that invest in companies considered to be undervalued relative to a major stock index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
40                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

+ 2.67% STARWOOD HOTELS & RESORTS WORLDWIDE INC. (HOT) - Owns, manages and franchises hotels throughout the world

+ 2.63% HARTFORD FINANCIAL SERVICES GROUP INC. (HIG) - Provides a range of insurance products around the world

* 2.59% PROVINCE HEALTHCARE CO. (PRHC) - Provides healthcare services in non-urban markets in the U.S.

* 2.59% XTO ENERGY INC. (XTO) - A natural gas producer involved in the acquisition, exploration and development of long-lived oil and gas producing properties

+ 2.51% BUNGE LTD. (BG) - An integrated global agribusiness and food company spanning the farm-to-consumer food chain

+ 2.50% HARMAN INTERNATIONAL INDUSTRIES INC. (HAR) - Designs, manufactures and markets high-fidelity audio and video products to the consumer and professional markets

* 2.42% INTERPUBLIC GROUP OF COMPANIES INC. (IPG) - An organization of advertising agencies and marketing service companies operating globally

* 2.36% CAREMARK RX INC. (CMX) - Provides prescription benefit management, therapeutic pharmaceutical services and associated disease management programs

- 2.29% TENET HEALTHCARE CORP. (THC) - Owns or operates general hospitals and related healthcare facilities

* 2.23% NATIONWIDE FINANCIAL SERVICES INC. (NFS) - A holding company for the long-term savings operations of Nationwide Insurance Enterprise, a company which provides retirement and long-term savings products in the United States

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 24.79%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

CONSUMER STAPLES                                                 4.32%
CREDIT SENSITIVE                                                22.17%
CONSUMER CYCLICAL                                               18.31%
BASIC MATERIALS                                                 11.79%
TECHNOLOGY                                                      10.54%
HEALTHCARE                                                       9.64%
SERVICES                                                         7.14%
ENERGY                                                           6.06%
CAPITAL GOODS                                                    5.37%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      4.66%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  41

                               Manager's Overview


WESTCORE SMALL-CAP OPPORTUNITY FUND

FUND OBJECTIVE: LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTMENTS IN COMPANIES WITH SMALL CAPITALIZATIONS WHOSE STOCKS APPEAR TO BE UNDERVALUED.

    [PHOTO OF CHRISTIANNA WOOD]

        /s/ Christianna Wood

       Christianna Wood, CFA
         PORTFOLIO MANAGER,
WESTCORE SMALL-CAP OPPORTUNITY FUND

     Although every market environment is fraught with challenges, the fiscal year ended May 31, 2002 proved more difficult than most. As a debilitating recession and the events of September 11 led to lower expectations and inevitable earnings disappointments, volatility was extreme. Even in light of recent improvements in economic activity, much uncertainty remains surrounding the strength and breadth of the recovery. Against this backdrop, Westcore Small-Cap Opportunity Fund was actually up for the year ended May 31, 2002 and outperformed its benchmark and peer group, returning 5.21% versus -0.51% for the Russell 2000 Index and 3.81% for the Lipper Small-Cap Core Index.

     Turning to the portfolio, the Fund's style is best characterized as the "value side of core investing." We firmly believe in the merits of value investing and finding businesses with good cash flow and improving returns on capital. Our stock selection is clearly that of a value manager and one where the portfolio characteristics and valuation ratios of price to earnings, price to book value and price to cash flow are below market norms. However, where we stand apart from other value managers is in our search for catalysts that will help unlock the inherent value in the stocks, such as above average EPS growth, and our focus on the sector weightings of the Core index which we use in constructing your portfolio.

     The primary contributor to the Fund's outperformance continues to be research-driven stock selection. In particular, technology, healthcare and consumer cyclicals were sectors in which the Fund's holdings outpaced the core Russell 2000 Index. In technology, our bias toward profitable cyclical semiconductor equipment stocks helped throughout the period as did our avoidance of non-earning, early stage

--------------------------------------------------------------------------------
42                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview

           LIPPER LEADER FOR  [LIPPER LEADER CONSISTENT             LIPPER LEADER FOR  [LIPPER LEADER PRESERVATION
           CONSISTENT RETURN        RETURN GRAPHIC]           PRESERVATION OF CAPITAL            GRAPHIC]
   out of 198 Small-Cap Core                                      out of 5,764 Equity
 Equity Funds for the three-                                 Funds for the three-year
year period as of 5/31/02.(2)                                  period as of 5/31/02(3)
 See complete disclaimers on                              See complete disclaimers on
                     page 8.                                                  page 8.

companies. In healthcare, our near-term focus on services over devices and pharmaceuticals clearly worked in our favor. Lastly, in consumer cyclicals, our automotive-related holdings, including audio system maker Harman International Industries, Inc. and parts suppliers Cooper Tire & Rubber Co. and Lear Corp., were among the best absolute and relative performers.

     As with any year, there were a few disappointments--especially where companies reported significant, yet unexpected earnings shortfalls. MSC Software Corp. fell victim to slower-than-expected revenue growth despite an improving fundamental outlook. Likewise, healthcare device manufacturer Lumenis Ltd. faced revenue pressures in part due to difficulties integrating an acquisition. Oil services provider Veritas DGC Inc. also struggled as declines in energy prices and business activity cut into profits.

       " ... a number of stocks and industries are still reeling from the overvaluation hangover of the late 1990s."

     Looking ahead, a number of stocks and industries are still reeling from the overvaluation hangover of the late 1990s. At the same time, we are beginning to see solid fundamental improvement and progress typical of an economic bottom across most sectors, with the exception of technology and the much-maligned telecommunications equipment and services. While weakness in those areas continues to exacerbate lackluster business investment, the consumer continues to spend on homes, autos, restaurants and clothing, not to mention healthcare. In this seemingly uncertain environment, we believe our research-oriented style is well suited to the vagaries of the marketplace and plays to our strengths as small-cap stock pickers.

     In closing, the next update on the portfolio will be from David Hand, who will be assuming my portfolio management responsibilities effective October 1, 2002, as I will be leaving the firm for another opportunity. David has eleven years of investment experience and over the last four years he has been an instrumental member of the Westcore Value strategies team. I am confident that the transition will be very smooth.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  43

                               Manager's Overview


WESTCORE SMALL-CAP OPPORTUNITY FUND (WTSCX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                         SINCE INCEP.
                                            1-YEAR       3-YEAR     5-YEAR    10-YEAR      12/28/93
                                            ------       ------     ------    -------      --------
Westcore Small-Cap Opportunity Fund          5.21%       10.98%      7.43%      N/A         11.35%
Russell 2000 Index                          (0.51%)       4.94%      6.40%      N/A          9.32%
Lipper Small-Cap Core Index                  3.81%       11.40%      9.20%      N/A         11.64%

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 12/28/93. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Investing in small-cap funds can be more volatile and loss of principal could be greater than investing in large-cap funds.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE SMALL-CAP OPPORTUNITY FUND, RUSSELL 2000 INDEX AND LIPPER SMALL-CAP CORE INDEX

                    Westcore Small-Cap   Russell 2000   Lipper Small-Cap
                     Opportunity Fund       Index          Core Index
                     ----------------       -----          ----------
      12/28/93          $ 10,000           $ 10,000         $ 10,000
      05/31/94          $  9,998           $  9,682         $  9,854
      05/31/95          $ 10,813           $ 10,679         $ 11,058
      05/31/96          $ 14,867           $ 14,517         $ 15,642
      05/31/97          $ 17,287           $ 15,531         $ 16,267
      05/31/98          $ 22,542           $ 18,826         $ 20,168
      05/31/99          $ 18,097           $ 18,301         $ 18,266
      05/31/00          $ 18,133           $ 20,115         $ 21,949
      05/31/01          $ 23,520           $ 21,259         $ 23,292
      05/31/02          $ 24,746           $ 21,151         $ 24,180

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 12/28/93.

Lipper Index data provided by Lipper Inc.

Russell 2000 Index is an unmanaged index that measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 11% of the total market capitalization of the Russell 3000 Index.

Lipper Small-Cap Core Index is an unmanaged index comprised of the 30 largest mutual funds in the Lipper Small-Cap Core Funds classification. This classification consists of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) less than 250% of the dollar-weighted median of the smallest 500 of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Small-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, when compared to the S&P SmallCap 600 Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
44                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 EQUITY HOLDINGS AS OF MAY 31, 2002

* 2.45% PROVINCE HEALTHCARE CO. (PRHC) - Provides healthcare services in non-urban markets in the U.S.

* 2.27% JLG INDUSTRIES INC. (JLG) - Manufactures, distributes and markets aerial work platforms, variable-reach materials handlers and telescopic hydraulic excavators

+ 2.21% BUNGE LTD. (BG) - An integrated global agribusiness and food company spanning the farm-to-consumer food chain

* 2.04% HARMAN INTERNATIONAL INDUSTRIES INC. (HAR) - Designs, manufactures and markets high-fidelity audio and video products to the consumer and professional markets

* 1.99% XTO ENERGY INC. (XTO) - A natural gas producer involved in the acquisition, exploration and development of long-lived oil and gas producing properties

* 1.98% BOWATER INC. (BOW) - Owns and operates pulp and paper mills, a coating operation and sawmills in the United States, Canada and South Korea

* 1.89% RENT-A-CENTER INC. (RCII) - Operates franchised and company-owned Rent-A-Center and Color-Tyme rent-to-own merchandise stores offering home electronics, appliances, furniture and accessories under flexible rental purchase agreements

* 1.80% NCO GROUP INC. (NCOG) - Provides accounts receivable management services to clients in the financial services, healthcare, retail, commercial, education, tele- communications, utilities and government sectors

- 1.79% CIBER INC. (CBR) - Delivers business solutions including wireless technology, business-to-business content packages and security and privacy software for both corporations and governments

* 1.77% TEEKAY SHIPPING MARSHALL (TK) - Provides international crude oil and petroleum product transportation services to major oil companies, major oil traders and government agencies

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 20.19%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

CONSUMER STAPLES                                                 4.57%
CONSUMER CYCLICAL                                               19.21%
CREDIT SENSITIVE                                                17.09%
BASIC MATERIALS                                                 12.33%
TECHNOLOGY                                                      11.49%
SERVICES                                                         9.19%
HEALTHCARE                                                       7.38%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      6.84%
CAPITAL GOODS                                                    6.29%
ENERGY                                                           5.61%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  45

                               Manager's Overview


WESTCORE FLEXIBLE INCOME FUND

FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, PRIMARILY THROUGH INVESTMENTS IN BONDS, AND TO A LESSER EXTENT THROUGH CONVERTIBLE SECURITIES AND HIGH-YIELDING EQUITIES CONSISTENT WITH PRESERVATION OF CAPITAL.

 [PHOTO OF JEROME R. POWERS]

    /s/ Jerome R. Powers

    Jerome R. Powers, CFA
    CO-PORTFOLIO MANAGER,
WESTCORE FLEXIBLE INCOME FUND

   [PHOTO OF ALEX W. LOCK]

      /s/ Alex W. Lock

        Alex W. Lock
    CO-PORTFOLIO MANAGER,
    FLEXIBLE INCOME FUND

     In what proved to be a difficult market environment the Westcore Flexible Income Fund advanced 6.40% during the fiscal year ended May 31, 2002. This falls between the returns of 8.11% for the benchmark Lehman Brothers Aggregate Bond Index and 5.69% for our peer group, the Lipper Corporate Debt BBB Fund Index. As always, our goal is to generate higher long-term returns than other relatively safe, yield-oriented portfolios, while limiting credit risk through our intensive credit analysis. These returns are consistent with the long-term objective of the Fund.

     One important characteristic we emphasize in our credit analysis is underlying asset value, and in that regard the Real Estate Investment Trust
(REIT) sector worked especially well for us. Not only can real estate provide a cushion, as it did in the weakening economy of 2001, it can also bolster the strength of a company's balance sheet. Another example of the value of underlying assets was our significant exposure to the airline industry. While September 11 had a dramatic negative impact, our emphasis on stable holdings secured by hard assets has proved beneficial in the wake of the group's more recent solid comeback.

--------------------------------------------------------------------------------
46                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


     Likewise, we have also found compelling value in hotels and gaming. Although the travel slowdown of last fall hurt these groups, it was less than their pricing would indicate. Both sectors offer attractive yields, while their growth prospects and significant real estate holdings provide solid evidence of their ability to weather current market conditions.

     The telecommunications sector has suffered dramatically, but we have had very limited exposure in the portfolio. Although the industry retains considerable potential, it is currently weighed down by weak pricing dynamics and a heavy reliance on leverage to fund operations. Until the group's prospects can be analyzed with greater predictability, we will set our sights on companies that can sustain their returns through the strength of their underlying businesses.

      "The telecommunications sector has suffered dramatically, but we have had very limited exposure in the portfolio."

     Looking ahead, we remain hopeful that business conditions are on the mend. However, in light of the restrained nature of the economic recovery, credit risk continues to be top of mind. Given that, we will continue to seek out investment ideas that provide the best available balance of a high and safe level of income. In our view, a carefully chosen portfolio enhances the potential for reasonable returns, in addition to offering a suitable vehicle for the risk-reducing effects of diversification.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  47

                               Manager's Overview


WESTCORE FLEXIBLE INCOME FUND (WTLTX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002


                                                                                SINCE INCEP.    30-DAY
                                         1-YEAR    3-YEAR    5-YEAR   10-YEAR     6/1/88      SEC YIELD*
                                         ------    ------    ------   -------     ------      ----------
Westcore Flexible Income Fund             6.40%     6.22%     7.19%     7.92%      8.92%         7.72%
Lehman Brothers Aggregate Bond Index      8.11%     7.68%     7.64%     7.60%      8.55%          N/A
Lipper Corporate Debt BBB Index           5.69%     5.65%     6.03%     6.98%      7.94%          N/A

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is subject to additional risk in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk. In addition, this Fund's exposure to foreign markets can regularly affect the net asset value (NAV) and total return of this Fund due to foreign risk.

* Without fee waivers and/or expense reimbursements, yield would have been 6.98%.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE FLEXIBLE INCOME FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER CORPORATE DEBT BBB INDEX

               Westcore Flexible    Lehman Brothers       Lipper Corporate
                 Income Fund      Aggregate Bond Index     Debt BBB Index
                 -----------      --------------------     --------------
    6/1/1988      $ 10,000             $ 10,000               $ 10,000
   5/31/1989      $ 11,304             $ 11,153               $ 11,044
   5/31/1990      $ 12,102             $ 12,197               $ 11,709
   5/31/1991      $ 13,539             $ 13,723               $ 13,053
   5/31/1992      $ 15,439             $ 15,431               $ 14,760
   5/31/1993      $ 18,126             $ 17,178               $ 16,704
   5/31/1994      $ 18,081             $ 17,297               $ 16,890
   5/31/1995      $ 20,679             $ 19,284               $ 18,824
   5/31/1996      $ 21,384             $ 20,129               $ 19,782
   5/31/1997      $ 23,394             $ 21,803               $ 21,613
   5/31/1998      $ 27,284             $ 24,182               $ 24,095
   5/31/1999      $ 27,614             $ 25,234               $ 24,569
   5/31/2000      $ 27,645             $ 25,761               $ 24,469
   5/31/2001      $ 31,114             $ 29,126               $ 27,410
   5/31/2002      $ 33,106             $ 31,488               $ 28,969

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades.

Note: Lipper categorizes Westcore Flexible Income Fund in the Lipper Flexible Income Category. However, Lipper does not calculate a Lipper Index for this category. Therefore Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
48                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 FIXED-INCOME HOLDINGS AS OF MAY 31, 2002

*  5.29%  MIRAGE RESORTS INC., 6.75%, 08/01/2007

*  4.15%  CIRCUS CIRCUS ENTERPRISES INC., 6.45%, 02/01/2006

-  3.13%  AMR CORP., 10.00%, 04/15/2021

-  3.03%  PARK PLACE ENTERTAINMENT CORP., 8.875%, 09/15/2008

-  2.85%  PROPERTY TRUST OF AMERICA, 6.875%, 02/15/2008

*  2.71%  CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORP., 11.125%, 01/15/2011

-  2.55%  ROUSE CO., 8.50%, 01/15/2003

*  2.52%  VENETIAN CASINO RESORT LLC, 11.00%, 06/15/2010

-  2.47%  HILTON HOTELS CORP., 7.625%, 05/15/2008

-  2.47%  LEUCADIA NATIONAL CORP., 7.75%, 08/15/2013

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 31.17%
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILES AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      3.40%
INDUSTRIAL                                                      47.88%
FINANCIAL/ REITS                                                34.74%
TRANSPORTATION                                                  13.98%

CONVERTIBLE BONDS                                                3.36%
CORPORATE BONDS                                                 79.65%
PREFERRED STOCK                                                  7.43%
COMMON STOCK                                                     6.16%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      3.40%

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
                               Manager's Overview


WESTCORE PLUS BOND FUND

FUND OBJECTIVE: LONG-TERM TOTAL RATE OF RETURN, CONSISTENT WITH PRESERVATION OF CAPITAL, BY INVESTING PRIMARILY IN INVESTMENT-GRADE BONDS OF VARYING MATURITIES.

[PHOTO OF JEROME R. POWERS]

   /s/ Jerome R. Powers

   Jerome R. Powers, CFA
   CO-PORTFOLIO MANAGER,
  WESTCORE PLUS BOND FUND

 [PHOTO OF GLEN T. CAHILL]

    /s/ Glen T. Cahill

    Glen T. Cahill, CFA
   CO-PORTFOLIO MANAGER,
  WESTCORE PLUS BOND FUND

     Although a tumultuous market coincided with our fiscal year ended May 31, 2002, we are pleased to report that the Westcore Plus Bond Fund returned 6.24%. This performance lagged returns of 8.11% for the Lehman Brothers Aggregate Bond Index and 7.54% for the Lipper Intermediate Investment Grade Debt Index, as our emphasis on corporate bonds took its toll in the aftermath of the September 11 attacks. However, these same securities now possess a considerable yield advantage, which we believe will bode well for the Fund's performance going forward.

     In good times and bad, the income generated by bond funds can help balance overall investment risk. Yet unlike many bond fund managers, we do not attempt to invest by forecasting interest rates. As always, we rely on a carefully chosen portfolio concentrated in intermediate-term investment-grade corporate securities and to a lesser extent, mortgage backed securities. By doing so, we aim to combine the yield advantage typical of these sectors with strong credit analysis to produce long-term returns that outpace both cash equivalents and other relatively safe yield-oriented portfolios. Because higher income is a critical component of our strategy, our primary goal is to add value through intensive fundamental research, seeking securities with the most desirable credit characteristics.

--------------------------------------------------------------------------------
50                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview

**** OVERALL MORNINGSTAR                             LIPPER LEADER FOR     [LIPPER LEADER
     RATING(TM) out of 1,875                   PRESERVATION OF CAPITAL  PRESERVATION GRAPHIC]
     Taxable Bond Funds                      out of 3,588 Fixed Income
     as of 5/31/02(1)                         Funds for the three-year
     See complete disclaimers                  period as of 5/31/02(3)
     on page 8.                    See complete disclaimers on page 8.

     One example of these desirable credit characteristics is underlying asset value, and in that regard the Real Estate Investment Trust (REIT) sector worked especially well for us. Not only can real estate provide a cushion, as it did in the weakening economy of 2001, it can also bolster the strength of a company's balance sheet. In a similar vein, mortgage-backed securities, which are backed by pools of home mortgages and are typically U.S. Government or U.S. Government Agency guaranteed, provided both attractive and relatively stable levels of income versus other intermediate-maturity alternatives.

         "...in light of the restrained nature of the economic recovery, credit risk continues to be top of mind."

     In contrast, the first-quarter uptick in intermediate-term interest rates hurt U.S. Treasury issues, which saw their prices fall in response. Despite the broad decline in Treasury prices, many of the Fund's corporate positions experienced price gains in response to the improved performance of the U.S. economy. This was not the case, however, for our telecommunications holdings. While the portfolio's exposure to the sector was limited, weak pricing dynamics and a heavy reliance on leverage to fund operations continued to plague this group.

     Looking ahead, we remain hopeful that business conditions are on the mend. However, in light of the restrained nature of the economic recovery, credit risk continues to be top of mind. Given that, we will continue to seek out investment ideas that provide what we view as a high and safe level of income, while retaining a primarily investment-grade portfolio. In our view, this should shield us from the potential effects of credit deterioration, while providing opportunities to secure an income advantage.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  51

                               Manager's Overview


WESTCORE PLUS BOND FUND (WTIBX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                        SINCE INCEP.    30-DAY
                                               1-YEAR     3-YEAR     5-YEAR    10-YEAR     6/1/88     SEC YIELD*
                                               ------     ------     ------    -------     ------     ----------
Westcore Plus Bond Fund                         6.24%      6.80%      6.55%      6.52%      7.29%       6.26%
Lehman Brothers Aggregate Bond Index            8.11%      7.68%      7.64%      7.60%      8.55%        N/A
Lipper Intermediate Investment Grade Index      7.54%      7.11%      6.99%      6.90%      7.73%        N/A

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/88. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

This Fund is subject to additional risk in that it may invest in high-yield/high-risk bonds and is subject to greater levels of liquidity risk. In addition, this Fund's exposure to foreign markets can regularly affect the net asset value (NAV) and total return of this Fund due to foreign risk.

* Without fee waivers and/or expense reimbursements, yield would have been 5.73%.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE PLUS BOND FUND, LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE DEBT INDEX

                                                         Lipper Intermediate
               Westcore Plus      Lehman Brothers          Investment Grade
                 Bond Fund      Aggregate Bond Index         Debt Index
                 ---------      --------------------         ----------
    6/1/1988      $ 10,000           $ 10,000                 $ 10,000
   5/31/1989      $ 10,853           $ 11,153                 $ 11,044
   5/31/1990      $ 11,702           $ 12,197                 $ 11,802
   5/31/1991      $ 12,673           $ 13,723                 $ 12,987
   5/31/1992      $ 14,247           $ 15,431                 $ 14,583
   5/31/1993      $ 15,979           $ 17,178                 $ 16,249
   5/31/1994      $ 15,995           $ 17,297                 $ 16,355
   5/31/1995      $ 17,424           $ 19,284                 $ 18,026
   5/31/1996      $ 18,166           $ 20,129                 $ 18,780
   5/31/1997      $ 19,516           $ 21,803                 $ 20,265
   5/31/1998      $ 21,249           $ 24,182                 $ 22,308
   5/31/1999      $ 22,001           $ 25,234                 $ 23,122
   5/31/2000      $ 22,368           $ 25,761                 $ 23,414
   5/31/2001      $ 25,231           $ 29,126                 $ 26,418
   5/31/2002      $ 26,806           $ 31,488                 $ 28,410

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/88.

Lipper Index data provided by Lipper Inc.

Lehman Brothers Aggregate Bond Index is an unmanaged index that includes investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lipper Intermediate Investment Grade Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Investment Grade Debt Funds classification. This classification consists of funds that invest at least 65% of their assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.

Note: For the time period 6/1/88 - 11/30/89, the Lipper Intermediate Investment Grade Debt Index was not in existence. Westcore Funds selected the Lipper Corporate Debt BBB Index as the most comparable Lipper Index for this time period.

Lipper Corporate Debt BBB Index is comprised of the 30 largest mutual funds in the Lipper Corporate Debt BBB Rated (BBB) Funds classification. This classification consists of funds that invest at least 65% of their assets in corporate and government debt issues rated in the top four grades. An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
52                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 FIXED-INCOME HOLDINGS AS OF MAY 31, 2002

*  4.75%  FHLMC GOLD POOL #C62374, 6.00%, 01/01/2032

*  4.72%  FNMA POOL #254194, 5.00%, 02/01/2017

-  3.53%  U.S. TREASURY BOND, 6.875%, 08/15/2025

*  2.53%  FNMA POOL #625994, 5.00%, 01/01/2017

-  2.43%  FHLMC GOLD POOL #G00336, 6.00%, 10/01/2024

*  2.12%  FHLMC GOLD POOL #E87866, 5.00%, 02/01/2017

+  1.97%  NEW PLAN REALTY TRUST, 7.75%, 04/06/2005

+  1.93%  KIMCO REALTY CORP., 6.83%, 11/14/2005

+  1.88%  FORD MOTOR CREDIT CO., 6.50%, 01/25/2007

+  1.54%  CAMDEN PROPERTY TRUST, 7.00%, 04/15/2004

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 27.40%
+ denotes increase in holding since last report
- denotes decrease in holding since last report
* denotes new top ten holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

UTILITIES                                                        0.74%
FINANCIAL                                                       37.39%
INDUSTRIAL                                                      23.43%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS
  & MORTGAGE-BACKED SECURITIES                                  22.46%
TRANSPORTATION                                                   8.33%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      4.12%
U.S. GOVERNMENT AGENCIES & TREASURIES                            3.53%

PREFERRED STOCK                                                  1.19%
CORPORATE BONDS                                                 65.81%
ASSET-BACKED, COLLATERALIZED MORTGAGE OBLIGATIONS
 & MORTGAGE-BACKED SECURITIES                                   22.46%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      4.12%
U.S. GOVERNMENT AGENCIES & TREASURIES                            3.53%
CONVERTIBLE BONDS                                                2.89%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  53

                               Manager's Overview


WESTCORE COLORADO TAX-EXEMPT FUND

FUND OBJECTIVE: INCOME EXEMPT FROM BOTH FEDERAL AND COLORADO STATE PERSONAL INCOME TAXES BY EMPHASIZING INSURED COLORADO MUNICIPAL BONDS WITH INTERMEDIATE MATURITIES.

  [PHOTO OF THOMAS B. STEVENS]

      /s/ Thomas B. Stevens

     Thomas B. Stevens, CFA
       PORTFOLIO MANAGER,
WESTCORE COLORADO TAX-EXEMPT FUND

     Opposing forces ranging from a slowing economy to fears of higher interest rates kept the municipal market focused on coupon return during the fiscal year. Against this backdrop, Westcore Colorado Tax-Exempt Fund returned 5.43% for the 12 months ended May 31, 2002. In contrast, our benchmark, the Lehman Brothers 10-year Municipal Bond Index returned 6.56% while our peer group, the Lipper Intermediate Municipal Debt Index, returned 5.68% for the same period.

     Over the past year, the Fund has concentrated on double-tax-exempt Colorado securities typically yielding over 5.00%. The average coupon has consistently hovered around 5.375%, providing a relatively high current return. In addition, the Fund holds no securities subject to the alternative minimum tax (AMT). The Fund's weighted average maturity has remained essentially unchanged and is consistent with our philosophy of emphasizing intermediate-term maturities of not more than ten years. This has enabled us to maintain a moderate portfolio duration, which helped to minimize the Fund's volatility because of changing interest rates.

     Credit quality is also a key factor in minimizing risk, and on that score the Fund maintained an average credit rating of AAA, the highest possible municipal rating. Furthermore, the majority of the Fund's holdings were insured credits, which guarantee repayment of principal in the event of a default. Other defensive

--------------------------------------------------------------------------------
54                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


measures included municipal bonds that are pre-refunded or escrowed by U.S. government obligations, as well as a significant position in general obligation debt securities, which are not affected by fluctuating sales and use tax revenues.

     Our top ten holdings at period-end served to highlight our overall philosophy: Each one carried a coupon of 5.00% or higher; nine of ten were AAA-rated; and nine of ten represented general or direct obligations of school districts located within the state of Colorado. Two other aspects of our investment process that bear mentioning include maintaining cash reserves of approximately 5% and low portfolio turnover. This cash is an extra safety feature given potential redemptions and the low turnover helps avoid potential capital gains liability.

       "...any increase in rates should not affect the management style of the Westcore Colorado Tax-Exempt Fund."

     Although the economic environment is beginning to show signs of strengthening, its sustainability remains in question. At the same time, inflation, as measured by the Consumer Price Index, has risen to a seasonally adjusted annual rate of 3.8%, up from 1.6% in 2001. In light of this, there is a distinct possibility that the Federal Reserve could raise short-term interest rates this summer or by the latest in early fall. However, any increase in rates should not affect the management style of the Westcore Colorado Tax-Exempt Fund. The municipal yield curve continues to look fairly attractive in intermediate maturities, so it does not behoove us to shorten the Fund's average duration. Our intent is to continue pursuing a relatively high current yield by concentrating on high-coupon, premium bonds whose total rate of return derives primarily from the income stream rather than the potential for capital appreciation.

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  55

                               Manager's Overview


WESTCORE COLORADO TAX-EXEMPT FUND (WTCOX)

AVERAGE ANNUAL TOTAL RETURNS AS OF MAY 31, 2002

                                                                                           SINCE INCEP.    30-DAY
                                                 1-YEAR     3-YEAR     5-YEAR    10-YEAR     6/1/91      SEC YIELD*
                                                 ------     ------     ------    -------     ------      ----------
Westcore Colorado Tax-Exempt Fund                 5.43%      4.77%      5.08%      5.63%      5.87%         3.04%
Lehman Brothers 10-Year Municipal Debt Index      6.56%      5.95%      6.34%      6.91%      7.12%          N/A
Lipper Intermediate Municipal Debt Index          5.68%      4.98%      5.28%      5.62%      5.90%          N/A

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all fee waivers in effect and any expense reimbursements. Without the fee waivers and expense reimbursements, the total return figures would have been lower. Fund inception date is 6/1/91. Past performance is not indicative of future results. Principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Funds that invest primarily in instruments issued by or on behalf of one state can be more volatile and loss of principal could be greater due to state specific risk.

* Without fee waivers and/or expense reimbursements, yield would have been 2.46%.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN WESTCORE COLORADO TAX-EXEMPT FUND, LEHMAN BROTHERS 10-YEAR MUNICIPAL BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL DEBT INDEX

                                         Lehman Brothers
                 Westcore Colorado      10-Year Municipal   Lipper Intermediate
                  Tax-Exempt Fund          Bond Index       Municipal Debt Index
                  ---------------          ----------       --------------------
     6/1/1991        $ 10,000               $ 10,000             $ 10,000
    5/31/1992        $ 10,836               $ 10,930             $ 10,868
    5/31/1993        $ 11,949               $ 12,277             $ 11,948
    5/31/1994        $ 12,334               $ 12,698             $ 12,266
    5/31/1995        $ 13,217               $ 13,839             $ 13,098
    5/31/1996        $ 13,741               $ 14,494             $ 13,630
    5/31/1997        $ 14,629               $ 15,678             $ 14,514
    5/31/1998        $ 15,700               $ 16,401             $ 15,613
    5/31/1999        $ 16,297               $ 17,157             $ 16,231
    5/31/2000        $ 16,075               $ 17,126             $ 16,116
    5/31/2001        $ 17,777               $ 19,147             $ 17,768
    5/31/2002        $ 18,743               $ 20,403             $ 18,777

Please Note: Performance calculations are as of the end of May each year. Past performance is not indicative of future results. Fund inception date is 6/1/91.

Lipper Index data provided by Lipper Inc.

Lehman Brothers 10-Year Municipal Bond Index is an unmanaged index that includes investment grade (Moody's Investor Services Aaa to Baa, Standard & Poor's Corporation AAA to BBB) tax-exempt bonds with maturities between eight and twelve years.

Lipper Intermediate Municipal Debt Index is comprised of the 30 largest mutual funds in the Lipper Intermediate Municipal Debt Funds classification. This classification consists of funds that invest in municipal debt issues with dollar-weighted average maturities of five to ten years.

Note: Lipper categorizes Westcore Colorado Tax-Exempt Fund in the Lipper Other States Intermediate Municipal Debt category. However, Lipper does not calculate a Lipper Index for this category. Therefore, Westcore Funds selected the Lipper Intermediate Municipal Debt Index as the most comparable Lipper Index.

An investment cannot be made directly in an index.

--------------------------------------------------------------------------------
56                         Annual Report May 31, 2002                     [LOGO]

                               Manager's Overview


TOP 10 MUNICIPAL BOND HOLDINGS AS OF MAY 31, 2002

+  2.51%  EL PASO COUNTY SCHOOL DISTRICT 49, 6.00% 12/01/2009, Sinking Fund
          12/01/2007 @ 100.00, FSA

+  2.47%  MESA COUNTY VALLEY SCHOOL DISTRICT 51, 6.00%, 12/01/2006, MBIA

+  2.43%  SUMMIT COUNTY SCHOOL DISTRICT R-1, 6.55%, 12/01/2009, Prerefunded
          12/01/2004 @ 100.00, FGIC

+  2.42%  LARIMER COUNTY POUDRE SD R-1, 6.00%, 12/15/2017, Optional 12/15/2010 @
          100.00, FGIC

+  2.31%  BOULDER & GILPIN COUNTIES, BOULDER VALLEY SCHOOL DISTRICT RE-2, 5.00%,
          12/01/2011, Optional 12/01/2007 @ 100.00, FGIC

+  2.30%  EAGLE GARFIELD & ROUTT COUNTY SCHOOL DISTRICT RE-50J, 5.25%,
          12/01/2015, Optional 12/01/2009 @ 101.00, FGIC

+  2.28%  DOUGLAS & ELBERT COUNTIES SCHOOL DISTRICT RE-1, 5.25%, 12/15/2017,
          Optional 12/15/2001 @ 100.00 MBIA

+  2.28%  POUDRE VALLEY HOSPITAL DISTRICT, LARIMER COUNTY, 5.375%, 11/15/2007,
          Optional 11/15/2003 @ 100.00

+  1.77%  JEFFERSON COUNTY SCHOOL DISTRICT R-1, 5.25%, 12/15/2011, Optional
          12/15/2003 @ 101.00, FGIC

+  1.26%  ADAMS & WELD COUNTIES SD 27J, 5.50%, 12/01/2016, Optional 12/01/2008 @
          100.00, FGIC

PERCENT OF NET ASSETS IN TOP TEN HOLDINGS: 22.03%
+ denotes increase in holding since last report

Top ten holdings are subject to change, and there are no guarantees that the Fund will continue to remain invested in any particular holding.

SECTOR PROFILE AS A PERCENT OF NET ASSETS FOR MAY 31, 2002

CERTIFICATES OF PARTICIPATION                                    3.51%
GENERAL OBLIGATION BONDS                                        65.34%
REVENUE BONDS                                                   26.89%
SHORT-TERM INVESTMENTS AND NET OTHER ASSETS                      4.26%

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  57

                             Trustees and Officers

    The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees in accordance with the laws of the Commonwealth of Massachusetts and the Trust's Agreement and Declaration of Trust. Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be "interested persons" of the Trust as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), are referred to as "Independent Trustees." Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as "Interested Trustees." The Trust's Statement of Additional Information includes additional information about the trustees and is available upon request by calling toll free 1-800-392-CORE (2673).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                            TERM OF                                       IN FUND          OTHER
                            POSITION(S)    OFFICE AND                                     COMPLEX      DIRECTORSHIPS
                             HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE(1)     THE TRUST   TIME SERVED(2)       DURING PAST 5 YEARS        TRUSTEE(3)      TRUSTEE(4)
------------------------     ---------   --------------       -------------------        ----------      ----------
INDEPENDENT TRUSTEES

McNEIL S. FISKE              Trustee       Since            Chairman of the Board,           12             None
Age 68                                     Dec. 12,         MacCourt Products
                                           1985             (plastics manufacturer).

JAMES B. O'BOYLE             Trustee       Since            Business Consultant, 1986        12             None
Age 74                                     Dec. 12,         to present.
                                           1985

ROBERT L. STAMP              Trustee       Since            Retired                          12             None
Age 69                                     Dec. 12,
                                           1985

LYMAN E. SEELY               Trustee       Since            Director of McCall Oil and       12             None
Age 84                                     April 29,        Chemical Co., 1983 to
                                           1987             present; Director of Great
                                                            Western Chemical Co., 1983
                                                            through May 2001; Director
                                                            of OECO, May 1983 through
                                                            2000.

--------------------------------------------------------------------------------
58                        Annual Report May 31, 2002                      [LOGO]

                             Trustees and Officers

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                            TERM OF                                       IN FUND          OTHER
                            POSITION(S)    OFFICE AND                                     COMPLEX      DIRECTORSHIPS
                             HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE(1)     THE TRUST   TIME SERVED(2)       DURING PAST 5 YEARS        TRUSTEE(3)      TRUSTEE(4)
------------------------     ---------   --------------       -------------------        ----------      ----------
INTERESTED TRUSTEES

JACK D. HENDERSON(5)        Chairman,      Since            Attorney, Jack D. Henderson,     12            None
Age 75                      Vice           Dec. 12,         Self-Employed Attorney-
                            President      1985             at-Law, 1995 to present.
                            and Trustee

KENNETH V. PENLAND(5)       President      Since            Retired; Chairman and            13            None
Age 60                      and Trustee    Nov. 8,          Executive Manager, Denver
                                           2000             Investment Advisors LLC
                                                            (and its predecessor),
                                                            March 1983 through
                                                            December 2001; Chairman
                                                            and Director, Blue Chip Value
                                                            Fund, Inc., February 1987
                                                            to present.


OFFICERS
JEFFREY D. ADAMS, CFA       Vice           Since            Member and Executive             N/A            N/A
Age 41                      President      Feb. 6,          Manager, Denver
Denver Investment                          2002             Investment Advisors LLC,
Advisors LLC                                                August, 1999 to present;
1225 17th Street-26th Fl.                                   Vice-President, Research
Denver, Colorado 80202                                      Analyst Denver Investment
                                                            Advisors LLC, July,
                                                            1990 to July, 1999.

JASPER R. FRONTZ            Treasurer      Since            Treasurer, Blue Chip Value       N/A            N/A
Age 33                                     Feb. 12,         Fund, Inc., November 1997
Denver Investment                          1997             to present; Vice President,
Advisors LLC                                                May, 2000 to present and
1225 17th Street-26th Fl.                                   Director of Mutual Fund
Denver, Colorado 80202                                      Administration, June 1997 to
                                                            present, Denver Investment
                                                            Advisors LLC; Registered
                                                            Representative, ALPS Distributors,
                                                            Inc., 1995 to present; Fund
                                                            Controller, ALPS Mutual Funds
                                                            Services, Inc., September 1995
                                                            through June 1997.

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[LOGO]             1-800-392-CORE (2673) * www.westcore.com                   59

                             Trustees and Officers

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                            TERM OF                                       IN FUND          OTHER
                            POSITION(S)    OFFICE AND                                     COMPLEX      DIRECTORSHIPS
                             HELD WITH     LENGTH OF        PRINCIPAL OCCUPATION(S)     OVERSEEN BY       HELD BY
NAME, ADDRESS AND AGE(1)     THE TRUST   TIME SERVED(2)       DURING PAST 5 YEARS        TRUSTEE(3)      TRUSTEE(4)
------------------------     ---------   --------------       -------------------        ----------      ----------
LISA B. MOUGIN               Assistant    Since             Registered Representative,      N/A              N/A
Age 29                       Treasurer    Feb. 11,          ALPS Distributors, Inc.,
ALPS Mutual Funds                         1999              2000 to present; Fund
Services, Inc.                                              Controller, ALPS Mutual
370 17th Street                                             Fund Services Inc., December
Suite 3100                                                  1998 to present; Secretary,
Denver, Colorado 80202                                      Stonebridge Funds Trust,
                                                            February 1999 to
                                                            present; Senior
                                                            Associate,
                                                            PricewaterhouseCoopers
                                                            LLP, October 1994 to
                                                            November 1998.

W. BRUCE MCCONNEL            Secretary    Since             Partner of the law firm of      N/A              N/A
Age 59                                    Dec. 12,          Drinker Biddle & Reath LLP,
Drinker Biddle & Reath LLP                1985              Philadelphia, Pennsylvania.
One Logan Square
18th & Cherry Streets
Philadelphia, Pennsylvania
19103-6996

1. EACH TRUSTEE MAY BE CONTACTED BY WRITING TO THE TRUSTEE, C/O WESTCORE TRUST, 370 SEVENTEENTH STREET, SUITE 3100, DENVER, COLORADO 80202.
2.   EACH TRUSTEE HOLDS OFFICES FOR AN INDEFINITE TERM UNTIL THE EARLIEST OF:
     (A) THE ELECTION OF HIS SUCCESSOR; (B) THE DATE A TRUSTEE DIES, RESIGNS, OR IS REMOVED, ADJUDGED INCOMPETENT, OR, HAVING BECOME INCAPACITATED BY ILLNESS OR INJURY, IS RETIRED BY THE BOARD OF TRUSTEES IN ACCORDANCE WITH THE TRUST'S AMENDED AND RESTATED DECLARATION OF TRUST; OR (C) THE TRUST TERMINATES. EACH OFFICER IS TYPICALLY ELECTED FOR A TERM OF ONE YEAR, SERVING UNTIL THE EARLIEST OF: (A) THE ELECTION OF HIS SUCCESSOR; (B) THE DATE THE OFFICER DIES, RESIGNS OR IS REMOVED BY THE BOARD OF TRUSTEES IN ACCORDANCE WITH THE TRUST'S CODE OF REGULATIONS; OR (C) THE TRUST TERMINATES.
3. THE FUND COMPLEX INCLUDES FUNDS WITH A COMMON INVESTMENT ADVISER OR AN ADVISER WHICH IS AN AFFILIATED PERSON. THERE ARE CURRENTLY THIRTEEN FUNDS IN THE FUND COMPLEX, INCLUDING TWELVE WESTCORE FUNDS AND BLUE CHIP VALUE FUND, INC., WHICH IS ALSO ADVISED BY DENVER INVESTMENT ADVISORS LLC (THE "ADVISER" OR "DIA").
4. DIRECTORSHIPS OF COMPANIES REQUIRED TO REPORT TO THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES EXCHANGE ACT OF 1934 (I.E., "PUBLIC COMPANIES") OR OTHER INVESTMENT COMPANIES REGISTERED UNDER THE 1940 ACT.
5. MR. HENDERSON IS CONSIDERED TO BE AN INTERESTED TRUSTEE BECAUSE HE SERVES AS LEGAL COUNSEL FOR THE DISTRIBUTOR AND AS AN OFFICER OF THE TRUST. MR. PENLAND IS CONSIDERED TO BE AN INTERESTED TRUSTEE BECAUSE HE SERVES AS AN OFFICER OF THE TRUST. IN ADDITION, MR. PENLAND SERVED AS AN OFFICER OF THE ADVISER UNTIL DECEMBER 31, 2001.

--------------------------------------------------------------------------------
60                         Annual Report May 31, 2002                     [LOGO]

                          Financial Table of Contents

STATEMENTS OF INVESTMENTS .................................................   62

     Westcore MIDCO Growth Fund ...........................................   62

     Westcore Growth and Income Fund ......................................   65

     Westcore Small-Cap Growth Fund .......................................   68

     Westcore Select Fund .................................................   70

     Westcore International Frontier Fund .................................   72

     Westcore International Select Fund ...................................   74

     Westcore Blue Chip Fund ..............................................   76

     Westcore Mid-Cap Opportunity Fund ....................................   79

     Westcore Small-Cap Opportunity Fund ..................................   82

     Westcore Flexible Income Fund ........................................   85

     Westcore Plus Bond Fund ..............................................   91

     Westcore Colorado Tax-Exempt Fund ....................................   98

STATEMENTS OF ASSETS AND LIABILITIES ......................................  106

STATEMENTS OF OPERATIONS ..................................................  110

STATEMENTS OF CHANGES IN NET ASSETS .......................................  114

FINANCIAL HIGHLIGHTS ......................................................  126

NOTES TO FINANCIAL STATEMENTS .............................................  150

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
                           Statements of Investments

WESTCORE MIDCO GROWTH FUND

                                                         SHARES     MARKET VALUE
                                                         ------     ------------
COMMON STOCKS 97.74%

BASIC MATERIALS 2.01%

CHEMICALS 0.83%
RPM Inc.                                                 60,100     $    945,974

MULTI-INDUSTRY 1.18%
ITT Industries Inc.                                      20,200        1,353,400
TOTAL BASIC MATERIALS
(Cost $1,836,076)                                                      2,299,374
                                                                    ------------

CAPITAL GOODS 2.33%

AEROSPACE & DEFENSE 0.78%
Embraer-Empresa Brasilei - ADR (Brazil)                  37,918          894,865

ENGINEERING & CONSTRUCTION 1.55%
Jacobs Engineering Group Inc.**                          46,200        1,773,618

TOTAL CAPITAL GOODS (Cost $2,892,885)                                  2,668,483
                                                                    ------------

CONSUMER CYCLICAL 22.20%

CONSUMER PRODUCTS 4.12%
Harley-Davidson Inc.                                     25,200        1,325,016
Mattel Inc.                                              96,000        2,039,040
Mohawk Industries Inc.**                                 20,700        1,356,264
                                                                    ------------
                                                                       4,720,320

HOTEL - RESTAURANT - LEISURE 5.59%
Royal Carribbean Cruises                                 96,000        2,160,960
Starbucks Corp.**                                        99,100        2,406,148
Starwood Hotels & Resorts Inc.                           32,700        1,157,253
Wendy's International Inc.                               17,700          672,069
                                                                    ------------
                                                                       6,396,430

MEDIA - PUBLISHING - CABLE 3.56%
RealNetworks Inc.**                                     163,000        1,385,500
USA Networks Inc.**                                      37,240        1,058,361
Westwood One Inc.**                                      30,600        1,167,390
XM Satellite Radio Holdings Inc.**                       53,500          465,450
                                                                    ------------
                                                                       4,076,701

RETAIL 8.93%
AnnTaylor Stores Corp.**                                 40,500        1,153,440
Bed Bath &
Beyond Inc.**                                            40,000        1,372,000
Best Buy Inc.**                                          25,200        1,164,240
Family Dollar Stores Inc.                                26,300          946,800
Foot Locker Inc.**                                       61,700          944,010
Gamestop Corp. -
Class A**                                                58,000        1,403,020
Ross Stores Inc.                                         28,800        1,214,208
TJX Companies Inc.                                       96,000        2,024,640
                                                                    ------------
                                                                      10,222,358

TOTAL CONSUMER CYCLICAL
(Cost $18,680,648)                                                    25,415,809
                                                                    ------------

CONSUMER STAPLES 3.23%

FOOD, BEVERAGES & TOBACCO 3.23%
Hershey Foods Corp.                                      24,100        1,608,193
McCormick & Co. Inc.                                     31,400          824,564
Wm Wrigley Jr. Co.                                       22,100        1,266,551
                                                                    ------------
                                                                       3,699,308

TOTAL CONSUMER STAPLES
(Cost $3,330,729)                                                      3,699,308
                                                                    ------------

--------------------------------------------------------------------------------
62                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
CREDIT SENSITIVE 9.79%

BANKS 0.10%
SouthTrust Corp.                                          4,400    $    114,268

FINANCIAL SERVICES 6.43%
Capital One Financial Corp.                              16,400       1,024,016
Eaton Vance Corp.                                        43,200       1,509,840
Federated Investments Inc.                               19,000         634,600
Lehman Brothers Holdings Inc.                            24,300       1,482,300
SLM Corp.                                                19,400       1,871,712
Stilwell Financial Inc.                                  38,800         838,080
                                                                   ------------
                                                                      7,360,548

INSURANCE 3.26%
Ambac Financial Group Inc.                               31,850       2,145,416
HCC Insurance Holdings Inc.                              58,200       1,586,532
                                                                   ------------
                                                                      3,731,948
TOTAL CREDIT SENSITIVE
(Cost $9,910,667)                                                    11,206,764
                                                                   ------------

ENERGY 6.71%

ENERGY EQUIPMENT & SERVICES 3.90%
Nabors Industries Inc.**                                 50,300       2,208,170
Noble Drilling Corp.**                                   52,800       2,260,896
                                                                   ------------
                                                                      4,469,066

ENERGY PRODUCERS 2.81%
Apache Corp.                                             57,750       3,215,520
TOTAL ENERGY
(Cost $4,637,835)                                                     7,684,586
                                                                   ------------
HEALTHCARE 24.44%

BIOTECHNOLOGY 1.70%
Biogen Inc.**                                            39,100       1,950,308

DRUGS & HEALTHCARE PRODUCTS 6.85%
ANDRX Group**                                            16,100         696,647
Apogent Technologies Inc.**                              50,000       1,243,500
Becton Dickinson & Co.                                   31,500       1,184,400
Boston Scientific Corp.**                                96,400       2,684,740
Guidant Corp.**                                          50,700       2,028,000
                                                                   ------------
                                                                      7,837,287

HEALTHCARE SERVICES 15.89%
Caremark Rx Inc.**                                       87,400       1,690,316
Community Health Systems Inc.**                          75,300       2,216,832
DaVita Inc. **                                           68,800       1,609,920
Laboratory Corp. of America Holdings**                   41,760       2,048,328
McKesson Corp.                                           66,500       2,493,750
Omnicare Inc.                                           110,000       3,088,800
Tenet Healthcare Corp.**                                 40,500       3,017,250
Triad Hospitals Inc.**                                   44,500       2,010,955
                                                                   ------------
                                                                     18,176,151
TOTAL HEALTHCARE
(Cost $18,940,565)                                                   27,963,746
                                                                   ------------

SERVICES 6.81%

BUSINESS SERVICES 5.18%
Cintas Corp.                                             33,450       1,746,425
Copart Inc.**                                            68,500       1,125,455
Fiserv Inc.**                                            32,250       1,371,915
Interpublic Group of Companies Inc.                      50,900       1,679,700
                                                                   ------------
                                                                      5,923,495

CONSUMER SERVICES 1.63%
Cendant Corp.**                                         102,200       1,868,216

TOTAL SERVICES
(Cost $5,668,730)                                                     7,791,711
                                                                   ------------

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
                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
TECHNOLOGY 20.22%

COMPUTER HARDWARE 3.03%
Lexmark International Inc. **                            32,300    $  2,017,135
Tech Data Corp.**                                        36,000       1,449,720
                                                                   ------------
                                                                      3,466,855

COMPUTER SERVICES & SOFTWARE 6.64%
Adobe Systems Inc.                                       24,600         888,060
American Management Systems**                            21,900         457,491
Ascential Software Corp.**                              185,200         572,268
Compuware Corp.**                                       128,600         947,782
Intuit Inc.**                                            43,500       1,902,255
Macromedia Inc.**                                        61,200       1,358,640
Novell Inc.**                                           178,300         611,569
Symantec Corp.**                                         25,100         862,687
                                                                   ------------
                                                                      7,600,752

ELECTRONICS 5.27%
Agere Systems Inc. - Class A**                          170,400         531,648
Atmel Corp.**                                           138,900       1,141,758
Integrated Circuit Systems Inc.**                        67,600       1,408,784
Lattice Semiconductor Co.**                              36,900         394,830
Microchip Technology Inc.**                              58,650       1,753,635
Photronics Inc.**                                        34,800         795,876
                                                                   ------------
                                                                      6,026,531

NETWORKING 0.57%
McData Corp.- Class B**                                  72,800         653,016

TELECOMMUNICATIONS 4.71%
Advanced Fibre Communications Inc.**                     62,300       1,193,668
Level 3 Communications Inc.**                           308,000       1,386,000
Polycom Inc.**                                           55,500       1,062,825
Time Warner Telecom Inc. - Class A**                     18,800          42,488
UTStarcom Inc.**                                         76,800       1,708,800
                                                                   ------------
                                                                      5,393,781
TOTAL TECHNOLOGY
(Cost $23,332,687)                                                   23,140,935
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $89,230,822)                                                  111,870,715
                                                                   ------------

MUTUAL FUNDS 1.67%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                   1,913,332       1,913,332
TOTAL MUTUAL FUNDS
(Cost $1,913,332)                                                     1,913,332
                                                                   ------------
INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 11.62%
AIM Liquid Assets Portfolio                                 675             675
AIM Prime Portfolio                                       2,680           2,680
Provident Temp Fund                                      62,542          62,542
Provident Temp Cash Fund                              5,141,229       5,141,230
UBS Private Money Market Fund LLC(2)                  8,086,250       8,086,250
                                                                   ------------
                                                                     13,293,377
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $13,293,377)                                                   13,293,377
                                                                   ------------

Total Investments
(Cost $104,437,531)                                      111.03%   $127,077,424
Liabilities in Excess of Other Assets                    (11.03%)   (12,626,972)
                                                         ------    ------------
NET ASSETS                                               100.00%   $114,450,452
                                                         ------    ------------
SEE NOTES TO STATEMENTS OF INVESTMENTS

--------------------------------------------------------------------------------
64                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

WESTCORE GROWTH AND INCOME FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 94.76%

BASIC MATERIALS 2.07%
CHEMICALS 0.64%
Millipore Corp.                                           4,200    $    166,236

DISTRIBUTION 1.43%
W.W. Grainger Inc.                                        7,000         368,060
TOTAL BASIC MATERIALS
(Cost $543,130)                                                         534,296
                                                                   ------------

CAPITAL GOODS 7.44%
AEROSPACE & DEFENSE 1.64%
General Dynamics Corp.                                    4,200         422,520

ELECTRICAL EQUIPMENT 4.99%
General Electric Co.                                     26,100         812,754
Parker Hannifin Corp.                                     9,700         475,300
                                                                   ------------
                                                                      1,288,054

MACHINERY AND EQUIPMENT 0.81%
Cummins Inc.                                              5,700         209,817
TOTAL CAPITAL GOODS
(Cost $1,875,170)                                                     1,920,391
                                                                   ------------

CONSUMER CYCLICAL 16.37%
AUTOMOTIVE 0.50%
Ford Motor Co.                                            7,400         130,610

CONSUMER SOFT GOODS 0.92%
Nike Inc. - Class B                                       4,400         236,500

HOTEL - RESTAURANT - LEISURE 5.13%
Bally Total Fitness**                                    21,200         437,780
Marriott International Inc. - Class A                     4,600         186,024
Royal Caribbean Cruises Ltd.                             10,400         234,104
Starwood Hotels & Resorts Inc.                            5,900         208,801
Wendy's International Inc.                                6,800         258,196
                                                                   ------------
                                                                      1,324,905

MEDIA - PUBLISHING - CABLE 1.55%
AOL Time Warner Inc.**                                    7,900         147,730
Westwood One Inc.**                                       6,600         251,790
                                                                   ------------
                                                                        399,520

RETAIL 8.27%
Barnes & Noble Inc.**                                    14,500         446,165
Bed Bath & Beyond Inc.**                                  4,200         144,060
Costco Wholesale Corp.**                                  9,450         371,102
Family Dollar Stores Inc.                                 8,300         298,800
Home Depot Inc.                                           3,400         141,746
Lowe's Companies Inc.                                     3,200         150,912
Wal-Mart Stores Inc.                                     10,800         584,280
                                                                   ------------
                                                                      2,137,065
TOTAL CONSUMER CYCLICAL
(Cost $3,559,284)                                                     4,228,600
                                                                   ------------

CONSUMER STAPLES 4.99%
FOOD, BEVERAGES & TOBACCO 2.48%
Hershey Foods Corp.                                       3,900         260,247
Kraft Foods Inc.                                          8,900         382,789
                                                                   ------------
                                                                        643,036

HOUSEHOLD PRODUCTS 1.17%
Estee Lauder Companies Inc.                               8,200         301,350

RETAIL FOOD & DRUG 1.34%
Safeway Inc.**                                            8,500         345,525
TOTAL CONSUMER STAPLES
(Cost $1,183,616)                                                     1,289,911
                                                                   ------------

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
                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
CREDIT SENSITIVE 14.91%
BANKS 5.94%
CitiGroup Inc.                                           14,000    $    604,520
Fifth Third Bancorporation                                4,300         280,231
State Street Corp.                                        7,000         325,220
Wells Fargo & Co.                                         6,200         324,880
                                                                   ------------
                                                                      1,534,851

FINANCIAL SERVICES 3.36%
Capital One
Financial Corp.                                           6,200         387,128
Charles Schwab Corp.                                      5,250          63,472
Household International Inc.                              5,500         281,325
Stilwell Financial Inc.                                   6,300         136,080
                                                                   ------------
                                                                        868,005

INSURANCE 5.61%
AFLAC Inc.                                               16,700         537,072
Ambac Financial Group Inc.                                6,050         407,528
American International Group Inc.                         7,512         503,079
                                                                   ------------
                                                                      1,447,679
TOTAL CREDIT SENSITIVE
(Cost $3,496,626)                                                     3,850,535
                                                                   ------------

ENERGY 5.11%
ENERGY EQUIPMENT & SERVICES 2.50%
Baker Hughes Inc.                                         8,600         315,190
BJ Services Co.**                                         3,500         131,320
Nabors Industries Inc.**                                  4,537         199,174
                                                                   ------------
                                                                        645,684

ENERGY PRODUCERS 2.61%
Apache Corp.                                              6,270         349,114
XTO Energy Inc.                                          16,100         326,186
                                                                   ------------
                                                                        675,300
TOTAL ENERGY
(Cost $1,050,800)                                                     1,320,984
                                                                   ------------

HEALTHCARE 19.53%
BIOTECHNOLOGY 1.74%
Genentech Inc.**                                          6,700         237,850
Medimmune Inc.**                                          6,500         211,380
                                                                   ------------
                                                                        449,230

DRUGS & HEALTHCARE PRODUCTS 10.94%
Abbott Laboratories                                       2,100          99,750
Allergen Inc.                                             4,200         265,020
Apogent Technologies Inc.**                              20,800         517,296
Becton Dickinson & Co.                                   10,900         409,840
Boston Scientific Corp.**                                15,500         431,675
Mylan Laboratories Inc.                                   8,500         262,990
Pfizer Inc.                                              12,750         441,150
Pharmacia Corp.                                           9,200         397,348
                                                                   ------------
                                                                      2,825,069

HEALTHCARE SERVICES 6.85%
Caremark Rx Inc.**                                       11,400         220,476
Community Health Systems Inc.**                          15,900         468,096
McKesson Corp.                                           10,700         401,250
Patterson Dental Co.**                                    5,800         292,378
Tenet Healthcare Corp.**                                  5,200         387,400
                                                                   ------------
                                                                      1,769,600
TOTAL HEALTHCARE
(Cost $4,416,385)                                                     5,043,899
                                                                   ------------

SERVICES 7.31%
BUSINESS SERVICES 5.07%
Cintas Corp.                                              4,100         214,061
Concord EFS Inc.**                                        3,400         106,318
Copart Inc.**                                            14,800         243,164
Fiserv Inc.**                                             8,850         376,479
Omnicom Group Inc.                                        4,300         371,391
                                                                   ------------
                                                                      1,311,413

--------------------------------------------------------------------------------
66                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
CONSUMER SERVICES 2.24%
Cendant Corp.**                                          20,900         382,052
Sylvan Learning Systems Inc.**                            7,100         195,250
                                                                   ------------
                                                                        577,302
TOTAL SERVICES
(Cost $1,371,125)                                                     1,888,715
                                                                   ------------

TECHNOLOGY 17.03%
COMPUTER HARDWARE 2.73%
American Power
Conversion Corp.**                                       27,400         382,504
International Business Machines Corp.                     4,000         321,800
                                                                   ------------
                                                                        704,304

COMPUTER SERVICES & SOFTWARE 7.34%
Automatic Data Processing Inc.                            9,700         503,624
Electronic Data Systems Corp.                             9,500         501,790
Intuit Inc.**                                            10,000         437,300
Microsoft Corp.**                                         6,600         336,666
Oracle Corp.**                                           14,600         115,340
                                                                   ------------
                                                                      1,894,720

ELECTRONICS 6.17%
Flextronics International Ltd.**                         18,600         246,078
Intel Corp.                                              21,400         591,068
Linear Technology Corp.                                   8,200         305,450
Texas Instruments Inc.                                   15,700         450,119
                                                                   ------------
                                                                      1,592,715

NETWORKING 0.79%
Cisco Systems Inc.**                                     13,000         205,140
TOTAL TECHNOLOGY
(Cost $4,716,524)                                                     4,396,879
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $22,212,660)                                                   24,474,210
                                                                   ------------

MUTUAL FUNDS 5.74%
Fidelity Institutional US Treasury, Class III           260,000         260,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                   1,222,056       1,222,056
                                                                   ------------
                                                                      1,482,056
TOTAL MUTUAL FUNDS
(Cost $1,482,056)                                                     1,482,056
                                                                   ------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 2.21%
UBS Private Money
Market Fund LLC(2)                                      571,500         571,500
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $571,500)                                                         571,500
                                                                   ------------

Total Investments
(Cost $24,266,216)                                       102.71%   $ 26,527,766
Liabilities in Excess of Other Assets                     (2.71%)      (700,836)
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 25,826,930
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

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
                            Statements of Investments

WESTCORE SMALL-CAP GROWTH FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 99.46%
BASIC MATERIALS 1.84%
TRANSPORTATION 1.84%
ExpressJet Holdings Inc.**                               13,700    $    200,020
TOTAL BASIC MATERIALS
(Cost $219,200)                                                         200,020
                                                                   ------------

CONSUMER CYCLICAL 26.40%
AUTOMOTIVE 2.43%
Circuit City Store - Carmax Group**                      10,000         264,700

HOTEL - RESTAURANT - LEISURE 6.31%
Argosy Gaming Co.**                                      12,000         412,800
Landry's Restaurants Inc.                                10,800         274,320
                                                                   ------------
                                                                        687,120

MEDIA - PUBLISHING - CABLE 5.50%
Emmis Communications Corp.**                              6,000         177,600
Lin TV Corp.**                                           10,000         273,000
Sinclair Broadcast Group**                               10,000         148,200
                                                                   ------------
                                                                        598,800

RETAIL 12.16%
GSI Commerce Inc.**                                      60,000         832,800
Hibbett Sporting Goods Inc.**                             5,350         145,574
Tuesday Morning Corp.**                                  12,500         347,125
                                                                   ------------
                                                                      1,325,499
TOTAL CONSUMER CYCLICAL
(Cost $2,636,718)                                                     2,876,119
                                                                   ------------

CREDIT SENSITIVE 7.78%
BANKS 2.74%
New York Community Bancorp Inc.                          10,500         298,305

INSURANCE 1.91%
Arch Capital Group Ltd.**                                 7,000         207,900

REIT'S 3.13%
FBR Asset Investment Corp.                               10,000         341,500
TOTAL CREDIT SENSITIVE
(Cost $703,135)                                                         847,705
                                                                   ------------

ENERGY 3.51%
ENERGY PRODUCERS 3.51%
Spinnaker Exploration Co.**                              10,000         382,800
TOTAL ENERGY
(Cost $238,162)                                                         382,800
                                                                   ------------

HEALTHCARE 29.38%
BIOTECHNOLOGY 5.77%
Array Biopharma Inc.**                                   25,000         246,000
Paradigm Genetics Inc.**                                 50,000          64,000
Telik Inc.**                                             10,000         119,400
United Therapeutics**                                    13,000         199,030
                                                                   ------------
                                                                        628,430

DRUG & HEALTHCARE PRODUCTS 6.78%
Biosource International Inc.**                           34,000         208,080
Intermagnetics General Corp.**                           15,000         361,350
Taro Pharmaceutical Industries**                          6,000         169,080
                                                                   ------------
                                                                        738,510

--------------------------------------------------------------------------------
68                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
HEALTHCARE SERVICES 16.83%
AMN Healthcare Services Inc.**                            9,300         325,221
Beverly Enterprises Inc.**                               30,000         234,300
Cerner Corp.**                                            7,000         380,800
Eclipsys Corp.**                                         25,000         370,750
Medical Staffing Network**                                5,000         128,750
Province Healthcare Co.**                                15,500         394,630
                                                                   ------------
                                                                      1,834,451
TOTAL HEALTHCARE
(Cost $3,539,433)                                                     3,201,391
                                                                   ------------

SERVICES 6.66%
BUSINESS SERVICES 3.14%
Skillsoft Corp.**                                        18,700         342,023

CONSUMER SERVICES 3.52%
Corinthian Colleges Inc.**                               14,000         384,020
TOTAL SERVICES
(Cost $672,462)                                                         726,043
                                                                   ------------

TECHNOLOGY 23.89%
COMPUTER HARDWARE 0.58%
Concurrent Computer Corp.**                              10,000          63,500

COMPUTER SERVICES & SOFTWARE 16.07%
Cognizant Technology Solutions Corp.**                    8,000         390,160
Internet Security Systems Inc.**                          9,000         151,830
Manugistics Group Inc.**                                 14,000         110,740
Precise Software Solutions Ltd. (Israel)**               22,500         285,300
Secure Computing Corp.**                                 34,000         368,560
Websense Inc.**                                          15,000         444,000
                                                                   ------------
                                                                      1,750,590

ELECTRONICS 2.94%
Entegris Inc.**                                          25,000         320,500

TELECOMMUNICATIONS 4.30%
EarthLink Inc.**                                         35,000         230,300
Intrado Inc.**                                           10,000         175,900
Leap Wireless International Inc.**                       25,000          62,250
                                                                   ------------
                                                                        468,450
TOTAL TECHNOLOGY
(Cost $3,551,012)                                                     2,603,040
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $11,560,122)                                                   10,837,118
                                                                   ------------

WARRANTS 0.00%
TECHNOLOGY 0.00%
ELECTRONICS 0.00%
Precision Optics Corp.**                                 26,316               0
TOTAL WARRANTS
(Cost $118,948)                                                               0
                                                                   ------------

MUTUAL FUNDS 0.54%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                      59,340          59,340
TOTAL MUTUAL FUNDS
(Cost $59,340)                                                           59,340
                                                                   ------------

Total Investments
(Cost $11,738,410)                                       100.00%   $ 10,896,458
Liabilities in Excess of Other Assets                     (0.00%)          (619)
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 10,895,839
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

--------------------------------------------------------------------------------
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
                            Statements of Investments

WESTCORE SELECT FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 89.64%
CONSUMER CYCLICAL 24.38%
HOTEL - RESTAURANT - LEISURE 11.13%
Alliance Gaming Corp.**                                  50,000    $    654,000
Champps Entertainment Inc.**                             73,400       1,000,442
                                                                   ------------
                                                                      1,654,442

MEDIA - PUBLISHING - CABLE 5.68%
Gannett Inc.                                             10,000         758,000
XM Satellite Radio Holdings Inc.**                       10,000          87,000
                                                                   ------------
                                                                        845,000

RETAIL 7.57%
TJX Companies Inc.                                       53,400       1,126,206
TOTAL CONSUMER CYCLICAL
(Cost $2,516,369)                                                     3,625,648
                                                                   ------------
CONSUMER STAPLES 3.95%
RETAIL FOOD & DRUG 3.95%
Kroger Co.**                                             26,300         587,805
TOTAL CONSUMER STAPLES
(Cost $612,440)                                                         587,805
                                                                   ------------

CREDIT SENSITIVE 4.38%
BANKS 4.38%
Citigroup Inc.                                           15,100         652,018
TOTAL CREDIT SENSITIVE
(Cost $707,089)                                                         652,018
                                                                   ------------

HEALTHCARE 29.21%
DRUGS & HEALTHCARE PRODUCTS 12.84%
Pharmacia Corp.                                          23,500       1,014,965
Women First Healthcare Inc.**                           119,200         894,000
                                                                   ------------
                                                                      1,908,965

HEALTHCARE SERVICES 16.37%
Community Health Systems Inc.**                          15,000         441,600
McKesson Corp.                                           27,500       1,031,250
Omnicare Inc.                                            16,200         454,896
Triad Hospitals Inc.**                                   11,200         506,128
                                                                   ------------
                                                                      2,433,874
TOTAL HEALTHCARE
(Cost $3,788,845)                                                     4,342,839
                                                                   ------------

SERVICES 14.69%
CONSUMER SERVICES 14.69%
Cendant Corp.**                                          60,200       1,100,456
Navigant International Inc.**                            71,300       1,083,760
                                                                   ------------
                                                                      2,184,216
TOTAL SERVICES
(Cost $1,333,878)                                                     2,184,216
                                                                   ------------

TECHNOLOGY 13.03%
COMPUTER SERVICES & SOFTWARE 8.51%
AutoDesk Inc.                                            51,200         691,200
Raindance Communications Inc.**                         153,000         573,750
                                                                   ------------
                                                                      1,264,950

--------------------------------------------------------------------------------
70                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
TELECOMMUNICATIONS 4.52%
Nextel Partners Inc.**                                   50,000    $    254,500
UTStarcom Inc.**                                         16,600         369,350
World Wireless Communications Inc.(3)**                 200,000          49,000
                                                                   ------------
                                                                        672,850
TOTAL TECHNOLOGY
(Cost $3,155,464)                                                     1,937,800
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $12,114,085)                                                   13,330,326
                                                                   ------------

MUTUAL FUNDS 9.41%
Fidelity Institutional US Treasury, Class III           700,000         700,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     700,000         700,000
                                                                   ------------
                                                                      1,400,000
TOTAL MUTUAL FUNDS
(Cost $1,400,000)                                                     1,400,000
                                                                   ------------

Total Investments
(Cost $13,514,085)                                        99.05%   $ 14,730,326
Other Assets in Excess of Liabilities                      0.95%        140,532
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 14,870,858
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

--------------------------------------------------------------------------------
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
                            Statements of Investments

WESTCORE INTERNATIONAL FRONTIER FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 99.23%
CONSUMER DURABLES 10.38%
HOME FURNISHINGS 3.48%
Hunter Douglas NV (Netherlands)**                        13,300    $    406,336

MOTOR VEHICLES 2.46%
Ducati Motor Holding SpA (Italy)**                      156,500         286,587

RECREATIONAL PRODUCTS 4.44%
Zapf Creation AG (Germany)                               20,200         519,004
TOTAL CONSUMER DURABLES
(Cost $1,289,232)                                                     1,211,927
                                                                   ------------

CONSUMER NON-DURABLES 4.81%
HOUSEHOLD - PERSONAL CARE 4.81%
McBride Plc (United Kingdom)                            673,800         561,965
TOTAL CONSUMER NON-DURABLES
(Cost $536,113)                                                         561,965
                                                                   ------------

CONSUMER SERVICES 9.72%
BROADCASTING 4.09%
SBS Broadcasting SA (Luxembourg)**                       23,500         477,050

MOVIES - ENTERTAINMENT 2.42%
Corp. Interamerica de Entertenimiento SA (Mexico)**     119,000         282,630

PUBLISHING - BOOKS - MAGAZINES 3.21%
Taylor & Francis Group Plc (United Kingdom)              40,900         374,778
TOTAL CONSUMER SERVICES
(Cost $1,201,513)                                                     1,134,458

ELECTRONIC TECHNOLOGY 29.51%
COMPUTER PERIPHERALS 3.10%
Lectra SA (France)**                                     90,000         361,574

ELECTRONIC COMPONENTS 7.78%
Elmos Semiconductor AG (Germany)**                       40,000         528,814
Yamaichi Electronics Co. Ltd. (Japan)                    28,000         379,034
                                                                   ------------
                                                                        907,848

ELECTRONIC EQUIPMENT - INSTRUMENTS 13.67%
GSI Lumonics Inc. (Canada)**                             47,900         461,277
Melexis NV (Belgium)**                                   41,500         331,513
Renishaw Plc (United Kingdom)                            36,300         246,981
Vaisala Oyj (Finland)                                    10,200         252,541
Vitec Group Plc (United Kingdom)                         42,500         302,846
                                                                   ------------
                                                                      1,595,158

ELECTRONIC PRODUCTION EQUIPMENT 4.96%
ASM Pacific Technology Ltd. (Hong Kong)                 163,100         386,845
Orbotech Ltd. (Israel)**                                  7,000         191,800
                                                                   ------------
                                                                        578,645
TOTAL ELECTRONIC TECHNOLOGY
(Cost $3,740,517)                                                     3,443,225
                                                                   ------------

HEALTH TECHNOLOGY 13.00%
MEDICAL SPECIALTIES 11.99%
Elekta AB (Sweden)**                                     50,400         512,337
Getinge AB (Sweden)                                      23,100         450,667
Lumenis Ltd. (Israel)**                                  77,200         436,180
                                                                   ------------
                                                                      1,399,184

--------------------------------------------------------------------------------
72                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
PHARMACEUTICALS 1.01%
Taro Pharmaceutical Industries Ltd. (Israel)**            4,200    $    118,356
TOTAL HEALTH TECHNOLOGY
(Cost $1,834,268)                                                     1,517,540
                                                                   ------------

INDUSTRIAL SERVICES 7.50%
ENGINEERING & CONSTRUCTION 2.63%
Koninklijke Boskalis Westminster NV (Netherlands)        10,100         306,684

OILFIELD SERVICES - EQUIPMENT 4.87%
ProSafe ASA (Norway)**                                   33,000         568,376
TOTAL INDUSTRIAL SERVICES
(Cost $865,291)                                                         875,060
                                                                   ------------

NON-ENERGY MINERALS 3.25%
STEEL 3.25%
Hoganas AB (Sweden)                                      18,000         378,893
TOTAL NON-ENERGY MINERALS
(Cost $357,831)                                                         378,893
                                                                   ------------

PROCESS INDUSTRIES 3.92%
CHEMICALS 3.92%
Victrex Plc (United Kingdom)                             98,000         457,425
TOTAL PROCESS INDUSTRIES
(Cost $464,191)                                                         457,425
                                                                   ------------

PRODUCER MANUFACTURING 9.18%
ELECTRICAL PRODUCTS 2.37%
Pfeiffer Vacuum Technology AG (Germany)**                 7,400         276,553

INDUSTRIAL MACHINERY 4.71%
Interpump Group SpA (Italy)                             128,000         550,116

OFFICE EQUIPMENT - SUPPLIES 2.10%
Neopost (France)**                                        6,200         245,609
TOTAL PRODUCTION MANUFACTURING
(Cost $966,725)                                                       1,072,278
                                                                   ------------

RETAIL TRADE 6.11%
APPAREL - FOOTWEAR RETAIL 6.11%
Cortefiel SA (Spain)                                     59,000         352,792
Danier Leather Inc. (Canada)**                           31,500         360,766
                                                                   ------------
                                                                        713,558
TOTAL RETAIL TRADE
(Cost $730,523)                                                         713,558
                                                                   ------------

TECHNOLOGY SERVICES 1.85%
INFORMATION TECHNOLOGY SERVICES 1.85%
Thiel Logistik AG (Luxembourg)**                         22,600         215,375
TOTAL TECHNOLOGY SERVICES
(Cost $227,599)                                                         215,375
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $12,213,803)                                                   11,581,704
                                                                   ------------

MUTUAL FUNDS 0.95%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     112,044         112,044
TOTAL MUTUAL FUNDS
(Cost $112,044)                                                         112,044
                                                                   ------------

Total Investments
(Cost $12,325,847)                                       100.18%   $ 11,693,748
Liabilities in Excess of Other Assets                     (0.18%)       (21,109)
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 11,672,639
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS
--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  73

                            Statements of Investments

WESTCORE INTERNATIONAL SELECT FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 77.78%
CONSUMER DISCRETIONARY 19.93%
DISTRIBUTORS 6.64%
Li & Fung Ltd. (Hong Kong)                               75,500    $    111,315

HOTEL - RESTAURANT - LEISURE 9.47%
Oriental Land Co. Ltd. (Japan)                            1,000          68,410
Six Continents Plc (United Kingdom)                       8,100          90,430
                                                                   ------------
                                                                        158,840
TEXTILES & APPAREL 3.82%
Tod's SpA (Italy)**                                       1,300          64,070
TOTAL CONSUMER DISCRETIONARY
(Cost $334,901)                                                         334,225
                                                                   ------------

CONSUMER STAPLES 9.38%
BEVERAGES 9.38%
Diageo Plc - ADR (United Kingdom)                         1,900          96,577
Interbrew SA (Belgium)                                    2,000          60,636
                                                                   ------------
                                                                        157,213
TOTAL CONSUMER STAPLES
(Cost $129,589)                                                         157,213
                                                                   ------------

ENERGY 5.53%
OIL & GAS 5.53%
EnCana Corp. (Canada)                                     3,000          92,670
TOTAL ENERGY
(Cost $80,120)                                                           92,670
                                                                   ------------

FINANCIALS 5.30%
REAL ESTATE 5.30%
Unibail (France)                                          1,400          88,945
TOTAL FINANCIALS
(Cost $75,448)                                                           88,945
                                                                   ------------

HEALTHCARE 4.00%
BIOTECHNOLOGY 4.00%
Qiagen NV (Netherlands)**                                 4,400          67,008
TOTAL HEALTHCARE
(Cost $78,419)                                                           67,008
                                                                   ------------

INDUSTRIALS 6.86%
AEROSPACE & DEFENSE 3.21%
Embraer-Empresa Brasilei - ADR (Brazil)                   2,284          53,903

AIRLINES 3.65%
Ryanair Holdings Plc - ADR (Ireland)**                    2,000          61,220
TOTAL INDUSTRIALS
(Cost $137,413)                                                         115,123
                                                                   ------------

INFORMATION TECHNOLOGY 21.97%
COMPUTERS & PERIPHERALS 4.04%
Logitech International SA (Switzerland)**                 1,400          67,775

ELECTRONIC EQUIPMENT & INSTRUMENTS 4.43%
Hoya Corp. (Japan)                                        1,000          74,211

--------------------------------------------------------------------------------
74                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
SEMICONDUCTOR EQUIPMENT & PRODUCTS 3.76%
Taiwan Semiconductor Manufacturing Co. Ltd. -
  ADR (Taiwan)**                                          3,800    $     63,004

SOFTWARE 9.74%
Iona Technologies Plc (Ireland)**                         4,400          43,912
Riverdeep Group Plc - ADR (Ireland)**                     3,000          55,650
Sap AG (Germany)                                            600          63,794
                                                                   ------------
                                                                        163,356
TOTAL INFORMATION TECHNOLOGY
(Cost $404,819)                                                         368,346
                                                                   ------------

MATERIALS 4.81%
CHEMICALS 4.81%
Shin Etsu Chemical Co. Ltd. (Japan)                       2,000          80,578
TOTAL MATERIALS
(Cost $81,385)                                                           80,578
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $1,324,094)                                                     1,304,108
                                                                   ------------

PREFERRED STOCKS 9.69%
CONSUMER DISCRETIONARY 6.69%
AUTOMOBILES & COMPONENTS 6.69%
Porsche AG (Germany)                                        225         112,257
TOTAL CONSUMER DISCRETIONARY
(Cost $79,465)                                                          112,257
                                                                   ------------

FINANCIALS 3.00%
DIVERSIFIED FINANCIALS 3.00%
MLP AG (Germany)                                          1,250          50,300
TOTAL FINANCIALS
(Cost $140,101)                                                          50,300
                                                                   ------------
TOTAL PREFERRED STOCKS
(Cost $219,566)                                                         162,557
                                                                   ------------

MUTUAL FUNDS 8.23%
Fidelity Institutional US Treasury, Class III            69,000          69,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                      69,000          69,000
                                                                   ------------
                                                                        138,000
TOTAL MUTUAL FUNDS
(Cost $138,000)                                                         138,000
                                                                   ------------

Total Investments
(Cost $1,681,660)                                         95.70%   $  1,604,665
Other Assets In Excess of Liabilities                      4.30%         72,073
                                                         ------    ------------
NET ASSETS                                               100.00%   $  1,676,738
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  75

                            Statements of Investments

WESTCORE BLUE CHIP FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCK 95.45%
BASIC MATERIALS 6.51%
CHEMICALS 0.99%
Millipore Corp.                                          10,700    $    423,506

PAPER & PACKAGING 2.66%
Bowater Inc.                                             21,600       1,131,408

TRANSPORTATION 2.86%
Delta Air Lines Inc.                                     15,600         409,500
Union Pacific Corp.                                      13,200         808,368
                                                                   ------------
                                                                      1,217,868
TOTAL BASIC MATERIALS
(Cost $2,681,145)                                                     2,772,782
                                                                   ------------

CAPITAL GOODS 8.08%
AEROSPACE & DEFENSE 5.56%
General Dynamics Corp.                                   10,300       1,036,180
Raytheon Co.                                             30,200       1,334,840
                                                                   ------------
                                                                      2,371,020

ELECTRICAL EQUIPMENT 2.52%
Parker Hannifin Corp.                                    21,900       1,073,100
TOTAL CAPITAL GOODS
(Cost $2,581,678)                                                     3,444,120
                                                                   ------------

CONSUMER CYCLICAL 14.36%
BUILDING RELATED 1.92%
Masco Corp.                                              30,700         818,462

HOTEL - RESTAURANT - LEISURE 3.44%
Starwood Hotels & Resorts Inc.                           24,300         859,977
Yum! Brands Inc.**                                        9,500         607,050
                                                                   ------------
                                                                      1,467,027

MEDIA - PUBLISHING - CABLE 4.81%
Dow Jones & Company Inc.                                 15,300         842,265
Viacom Inc. - Class B**                                  24,700       1,209,312
                                                                   ------------
                                                                      2,051,577

RETAIL 4.19%
Target Corp.                                             20,200         837,290
TJX Companies Inc.                                       45,000         949,050
                                                                   ------------
                                                                      1,786,340
TOTAL CONSUMER CYCLICAL
(Cost $ 4,757,086)                                                    6,123,406
                                                                   ------------

CONSUMER STAPLES 4.92%
FOOD, BEVERAGES & TOBACCO 2.58%
Philip Morris Companies Inc.                             19,200       1,099,200

RETAIL FOOD & DRUG 2.34%
Safeway Inc. **                                          24,500         995,925
TOTAL CONSUMER STAPLES
(Cost $ 1,679,856)                                                    2,095,125
                                                                   ------------

CREDIT SENSITIVE 31.20%
BANKS 3.67%
CitiGroup Inc.                                           36,266       1,565,966

FINANCIAL SERVICES 5.93%
Freddie Mac                                              14,700         963,585
J.P. Morgan Chase & Co.                                  31,100       1,118,045
Lehman Brothers Holdings Inc.                             7,300         445,300
                                                                   ------------
                                                                      2,526,930

--------------------------------------------------------------------------------
76                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
INSURANCE 13.07%
ACE Ltd.                                                 20,000    $    692,200
Allstate Corp.                                           20,100         773,448
AON Corp.                                                29,800         996,214
Hartford Financial Services Group Inc.                   17,200       1,135,200
Nationwide Financial Services Inc. - Class A             23,400       1,009,710
Principal Financial Group Inc.**                         31,600         960,640
                                                                   ------------
                                                                      5,567,412
UTILITIES - ELECTRIC 3.11%
FPL Group Inc.                                           15,100         951,149
Reliant Energy Inc.                                      22,000         374,220
                                                                   ------------
                                                                      1,325,369

UTILITIES - TELEPHONE 5.42%
ALLTEL Corp.                                             15,400         792,946
BellSouth Corp.                                          24,800         825,344
Telephone & Data Systems Inc.                             9,100         689,780
                                                                   ------------
                                                                      2,308,070
TOTAL CREDIT SENSITIVE
(Cost $ 12,861,399)                                                  13,293,747
                                                                   ------------

ENERGY 8.00%
ENERGY PRODUCERS 8.00%
Apache Corp.                                             11,740         653,683
Conoco Inc.                                              35,900         964,992
Ocean Energy Inc.                                        32,200         715,806
Royal Dutch Petroleum Co. - ADR (Netherlands)            19,500       1,072,500
                                                                   ------------
                                                                      3,406,981
TOTAL ENERGY
(Cost $ 3,487,188)                                                    3,406,981
                                                                   ------------

HEALTHCARE 7.31%
DRUGS & HEALTHCARE PRODUCTS 1.36%
Bristol-Myers Squibb Co.                                 18,660         580,699

HEALTHCARE SERVICES 5.95%
Omnicare Inc.                                            55,046       1,545,692
Tenet Healthcare Corp.**                                 13,300         990,850
                                                                   ------------
                                                                      2,536,542
TOTAL HEALTHCARE
(Cost $ 1,577,630)                                                    3,117,241
                                                                   ------------

SERVICES 4.95%
BUSINESS SERVICES 4.95%
Accenture Ltd.**                                         52,700       1,098,795
Interpublic Group of Companies Inc.                      30,600       1,009,800
                                                                   ------------
                                                                      2,108,595
TOTAL SERVICES
(Cost $ 2,325,730)                                                    2,108,595
                                                                   ------------

TECHNOLOGY 10.12%
COMPUTER HARDWARE 4.30%
American Power Conversion Corp.**                        65,500         914,380
International Business Machines Corp.                     8,500         683,825
Sun Microsystems Inc.**                                  33,600         231,504
                                                                   ------------
                                                                      1,829,709

COMPUTER SERVICES & SOFTWARE 2.13%
Microsoft Corp.**                                        17,800         907,978

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
                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
ELECTRONICS 3.69%
Avnet Inc.                                               42,700    $    987,651
Intel Corp.                                              21,200         585,544
                                                                   ------------
                                                                      1,573,195
TOTAL TECHNOLOGY
(Cost $5,076,438)                                                     4,310,882
                                                                   ------------

TOTAL COMMON STOCKS
(Cost $37,028,150)                                                   40,672,879
                                                                   ------------

MUTUAL FUNDS 5.13%
Fidelity Institutional US Treasury, Class III           150,000         150,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                   2,035,192       2,035,192
                                                                   ------------
                                                                      2,185,192
TOTAL MUTUAL FUNDS
(Cost $2,185,192)                                                     2,185,192
                                                                   ------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 2.74%
AIM Liquid Assets Portfolio                                 405             405
Provident Temp Cash Fund                              1,001,913       1,001,912
UBS Private Money Market Fund LLC(2)                    167,683         167,683
                                                                   ------------
                                                                      1,170,000
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $1,170,000)                                                     1,170,000
                                                                   ------------

Total Investments
(Cost $40,383,342)                                       103.32%   $ 44,028,071
Liabilities in Excess of Other Assets                     (3.32%)    (1,416,515)
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 42,611,556
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

--------------------------------------------------------------------------------
78                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

WESTCORE MID-CAP OPPORTUNITY FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 95.34%

BASIC MATERIALS 11.79%
CHEMICALS 0.90%
Millipore Corp.                                           2,100    $     83,118

PAPER & PACKAGING 6.03%
Abitibi-Consolidated Inc.                                18,800         162,996
Bowater Inc.                                              2,550         133,569
Crown Cork & Seal Inc.**                                 14,700         122,010
Pactiv Corp.**                                            6,100         141,337
                                                                   ------------
                                                                        559,912

TRANSPORTATION 4.86%
SkyWest Inc.                                              6,600         153,780
Teekay Shipping Marshall Corp.                            4,200         167,664
US Freightways Corp.                                      3,725         129,854
                                                                   ------------
                                                                        451,298
TOTAL BASIC MATERIALS
(Cost $1,079,839)                                                     1,094,328
                                                                   ------------
CAPITAL GOODS 5.37%
AEROSPACE & DEFENSE 1.68%
General Dynamics Corp.                                    1,550         155,930

MACHINERY & EQUIPMENT 3.69%
Cummins Inc.                                              4,400         161,964
JLG Industries Inc.                                      13,100         180,780
                                                                   ------------
                                                                        342,744
TOTAL CAPITAL GOODS
(Cost $470,651)                                                         498,674
                                                                   ------------

CONSUMER CYCLICAL 18.31%
BUILDING RELATED 1.81%
Masco Corp.                                               6,300         167,958

CONSUMER PRODUCTS 2.50%
Harman International Industries Inc.                      4,200         232,260

CONSUMER SOFT GOODS 3.40%
Office Depot Inc.**                                       9,400         171,832
Reebok International Ltd.**                               5,500         143,990
                                                                   ------------
                                                                        315,822

HOTEL - RESTAURANT - LEISURE 4.89%
International Game Technology**                           1,600         100,000
Starwood Hotels & Resorts Worldwide Inc.                  7,000         247,730
Yum! Brands Inc.**                                        1,650         105,435
                                                                   ------------
                                                                        453,165

MEDIA - PUBLISHING - CABLE 3.94%
Banta Corp.                                               5,200         178,360
Dow Jones & Company Inc.                                  3,400         187,170
                                                                   ------------
                                                                        365,530

RETAIL 1.77%
Ross Stores Inc.                                          3,900         164,424
TOTAL CONSUMER CYCLICAL
(Cost $1,561,155)                                                     1,699,159
                                                                   ------------

CONSUMER STAPLES 4.32%
FOOD, BEVERAGES & TOBACCO 4.32%
Bunge Ltd.                                               10,700         233,260
Loews Corp.                                               5,200         167,700
                                                                   ------------
                                                                        400,960
TOTAL CONSUMER STAPLES
(Cost $362,305)                                                         400,960
                                                                   ------------

--------------------------------------------------------------------------------
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
                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
CREDIT SENSITIVE 22.17%
BANKS 1.25%
Westamerica Bancorporation                                2,600    $    115,648

FINANCIAL SERVICES 3.42%
Affiliated Managers Group Inc.**                          2,100         145,740
Knight Trading Group Inc.**                              11,600          73,660
Lehman Brothers Holdings Inc.                             1,600          97,600
                                                                   ------------
                                                                        317,000

INSURANCE 11.72%
ACE Ltd.                                                  4,200         145,362
Allmerica Financial Corp.                                 2,100         101,955
AON Corp.                                                 6,100         203,923
Hartford Financial Services Group Inc.                    3,700         244,200
Nationwide Financial Services Inc. - Class A              4,800         207,120
Principal Financial Group Inc.**                          6,100         185,440
                                                                   ------------
                                                                      1,088,000

REITS 1.71%
iStar Financial Inc.                                      5,200         158,600

UTILITIES - ELECTRIC 2.91%
FPL Group Inc.                                            3,100         195,269
Reliant Energy Inc.                                       4,400          74,844
                                                                   ------------
                                                                        270,113

UTILITIES - GAS 1.16%
Questar Corp.                                             3,900         107,523
TOTAL CREDIT SENSITIVE
(Cost $1,997,657)                                                     2,056,884
                                                                   ------------

ENERGY 6.06%
ENERGY PRODUCERS 6.06%
Apache Corp.                                              2,830         157,574
Ocean Energy Inc.                                         7,400         164,502
XTO Energy Inc.                                          11,850         240,081
                                                                   ------------
                                                                        562,157
TOTAL ENERGY
(Cost $522,565)                                                         562,157
                                                                   ------------

HEALTHCARE 9.64%
DRUGS & HEALTHCARE PRODUCTS 0.34%
Lumenis Ltd.**                                            5,600          31,640

HEALTHCARE SERVICES 9.30%
Caremark Rx Inc.**                                       11,299         218,523
Omnicare Inc.                                             6,800         190,944
Province Healthcare Co.**                                 9,450         240,597
Tenet Healthcare Corp.**                                  2,850         212,325
                                                                   ------------
                                                                        862,389
TOTAL HEALTHCARE
(Cost $800,583)                                                         894,029
                                                                   ------------
SERVICES 7.14%
BUSINESS SERVICES 5.84%
Allied Waste Industries Inc.**                            2,200          24,640
Fleming Companies Inc.                                    4,800         106,272
Interpublic Group of Companies Inc.                       6,800         224,400
MAXIMUS Inc.**                                            6,000         186,360
                                                                   ------------
                                                                        541,672

CONSUMER SERVICES 1.30%
Cendant Corp.**                                           6,600         120,648
TOTAL SERVICES
(Cost $640,816)                                                         662,320
                                                                   ------------

--------------------------------------------------------------------------------
80                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
TECHNOLOGY 10.54%
COMPUTER HARDWARE 2.09%
American Power Conversion Corp.**                        13,900         194,044

COMPUTER SERVICES & SOFTWARE 1.96%
Ciber Inc.**                                             23,600         181,483

ELECTRONICS 5.65%
Avnet Inc.                                                6,750         156,127
Oak Technology Inc.**                                    12,600         163,044
Therma-Wave Inc.**                                        6,300          65,142
Veeco Instruments Inc.**                                  4,800         139,877
                                                                   ------------
                                                                        524,190

TELECOMMUNICATIONS 0.84%
IDT Corp.**                                               2,200          40,326
IDT Corp.- Class B**                                      2,200          37,818
                                                                   ------------
                                                                         78,144
TOTAL TECHNOLOGY
(Cost $952,728)                                                         977,861
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $8,388,299)                                                     8,846,372

MUTUAL FUNDS 9.27%
Fidelity Institutional US Treasury, Class III           430,000         430,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     430,427         430,427
                                                                   ------------
                                                                        860,427
TOTAL MUTUAL FUNDS
(Cost $860,427)                                                         860,427
                                                                   ------------

Total Investments
(Cost $9,248,726)                                        104.61%   $  9,706,799
Liabilities in Excess of Other Assets                     (4.61%)      (428,025)
                                                         ------    ------------
Net Assets                                               100.00%   $  9,278,774
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  81

                           Statements of Investments

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 93.16%
BASIC MATERIALS 12.33%
CHEMICALS 3.60%
A. Schulman Inc.                                         27,100    $    537,393
Millipore Corp.                                           7,700         304,766
Spartech Corp.                                           23,600         597,080
                                                                   ------------
                                                                      1,439,239

PAPER & PACKAGING 3.21%
Bowater Inc.                                             15,100         790,938
Crown Cork & Seal Inc.**                                 59,400         493,020
                                                                   ------------
                                                                      1,283,958

TRANSPORTATION 5.52%
Stelmar Shipping Ltd.**                                  38,000         603,060
SkyWest Inc.                                             17,400         405,420
Teekay Shipping Marshall                                 17,700         706,584
US Freightways Corp.                                     14,200         495,012
                                                                   ------------
                                                                      2,210,076
TOTAL BASIC MATERIALS
(Cost $4,555,084)                                                     4,933,273
                                                                   ------------

CAPITAL GOODS 6.29%
MACHINERY & EQUIPMENT 6.29%
Cummins Inc.                                             14,700         541,107
JLG Industries Inc.                                      65,900         909,420
Oshkosh Truck Corp.                                       8,500         507,450
URS Corp.**                                              18,900         557,928
                                                                   ------------
                                                                      2,515,905
TOTAL CAPITAL GOODS
(Cost $2,213,217)                                                     2,515,905
                                                                   ------------

CONSUMER CYCLICAL 19.21%
AUTOMOTIVE 3.59%
CSK Auto Corp.**                                         31,900         510,081
Cooper Tire & Rubber Co.                                 18,200         415,688
Lear Corp.**                                             11,000         508,420
                                                                   ------------
                                                                      1,434,189

BUILDING RELATED 1.09%
Kellwood Co.                                             14,600         435,080

CONSUMER PRODUCTS 2.18%
Harman International Industries Inc.                     14,800         818,440
Measurement Specialties Inc.**                           28,100          56,200
                                                                   ------------
                                                                        874,640

CONSUMER SOFT GOODS 0.92%
Wolverine World Wide Inc.                                20,900         369,303

HOTEL - RESTAURANT - LEISURE 5.42%
Bally Total Fitness Holding Corp.**                      28,900         596,785
CBRL Group Inc.                                          15,800         525,350
Prime Hospitality Corp.**                                52,800         667,392
WMS Industries Inc.**                                    27,200         381,072
                                                                   ------------
                                                                      2,170,599

RETAIL 6.01%
AnnTaylor Stores Corp.**                                 18,900         538,272
Cash America International Inc.                          68,600         572,810
Rent-A-Center Inc.**                                     13,300         754,775
Ross Stores Inc.                                         12,800         539,648
                                                                   ------------
                                                                      2,405,505
TOTAL CONSUMER CYCLICAL
(Cost $6,612,242)                                                     7,689,316
                                                                   ------------

--------------------------------------------------------------------------------
82                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
CONSUMER STAPLES 4.57%
FOOD, BEVERAGES & TOBACCO 2.21%
Bunge Ltd.                                               40,600    $    885,080

HOUSEHOLD PRODUCTS 2.36%
Elizabeth Arden Inc.**                                   40,200         526,620
Salton Inc.**                                            29,300         419,576
                                                                   ------------
                                                                        946,196

TOTAL CONSUMER STAPLES
(Cost $1,641,228)                                                     1,831,276
                                                                   ------------

CREDIT SENSITIVE 17.09%
BANKS 2.42%
Colonial BancGroup Inc.                                  26,800         412,720
Westamerica Bancorporation                               12,600         560,448
                                                                   ------------
                                                                        973,168

FINANCIAL SERVICES 5.75%
Affiliated Managers Group**                               9,500         659,300
American Home Mortgage Holdings                          32,200         492,692
FirstFed Financial Corp.**                               15,000         442,500
Knight Trading Group Inc.**                              47,600         302,260
Taubman Centers Inc.                                     27,100         403,790
                                                                   ------------
                                                                      2,300,542

INSURANCE 4.47%
Delphi Financial Group - Class A                         14,220         597,240
Odyssey Re Holdings Corp.                                18,700         355,300
PMA Capital Corp. - Class A                              10,600         203,944
W.R. Berkley Corp.                                       10,700         630,979
                                                                   ------------
                                                                      1,787,463

REITS 2.15%
Glenborough Realty
Trust Inc.                                               18,700         420,750
Innkeepers USA Trust                                     43,300         440,361
                                                                   ------------
                                                                        861,111

UTILITIES - GAS 2.30%
Energen Corp.                                            18,000         489,960
Questar Corp.                                            15,600         430,092
                                                                   ------------
                                                                        920,052
TOTAL CREDIT SENSITIVE
(Cost $6,714,177)                                                     6,842,336
                                                                   ------------

ENERGY 5.61%
ENERGY EQUIPMENT & SERVICES 2.22%
Offshore Logistics Inc.**                                18,800         394,612
Superior Energy Services Inc.**                          47,200         496,544
                                                                   ------------
                                                                        891,156

ENERGY PRODUCERS 3.39%
Western Gas Resources Inc.                               15,100         559,606
XTO Energy Inc.                                          39,300         796,218
                                                                   ------------
                                                                      1,355,824
TOTAL ENERGY
(Cost $2,104,195)                                                     2,246,980
                                                                   ------------

HEALTHCARE 7.38%
DRUGS & HEALTHCARE PRODUCTS 2.18%
Cooper Companies Inc.                                    12,900         645,129
Lumenis Ltd.**                                           40,100         226,565
                                                                   ------------
                                                                        871,694

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
                            Statements of Investments

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
HEALTHCARE SERVICES 5.20%
Centene Corp.**                                          16,800    $    439,488
Omnicare Inc.                                            23,534         660,835
Province Healthcare Co.**                                38,550         981,483
                                                                   ------------
                                                                      2,081,806
TOTAL HEALTHCARE
(Cost $2,442,437)                                                     2,953,500
                                                                   ------------

SERVICES 9.19%
BUSINESS SERVICES 9.19%
Allied Waste Industries Inc.**                            7,300          81,760
APAC Customer Services Inc.**                            94,400         537,136
Fleming Companies Inc.                                   19,700         436,158
MAXIMUS Inc.**                                           19,400         602,564
NCO Group Inc.**                                         28,700         722,092
Sourcecorp**                                             22,800         679,212
Waste Connections Inc.**                                 18,300         621,468
                                                                   ------------
                                                                      3,680,390
TOTAL SERVICES
(Cost $3,380,463)                                                     3,680,390
                                                                   ------------

TECHNOLOGY 11.49%
COMPUTER SERVICES & SOFTWARE 4.48%
Ciber Inc.**                                             93,100         715,939
DiamondCluster International Inc.- Class A**             64,300         510,542
MSC Software Corp.**                                     54,200         563,680
                                                                   ------------
                                                                      1,790,161

ELECTRONICS 4.90%
Asyst Technologies Inc.**                                30,400         516,800
Mykrolis Corp.**                                          5,037          68,000
Oak Technology Inc.**                                    45,700         591,358
Therma-Wave Inc.**                                       24,100         249,194
Veeco Instruments Inc.**                                 18,400         536,194
                                                                   ------------
                                                                      1,961,546

TELECOMMUNICATIONS 2.11%
IDT Corp.**                                              24,400         447,252
IDT Corp. - Class B**                                    23,200         398,808
                                                                   ------------
                                                                        846,060
TOTAL TECHNOLOGY
(Cost $4,870,036)                                                     4,597,766
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $34,533,079)                                                   37,290,742
                                                                   ------------

MUTUAL FUNDS 7.27%
Fidelity Institutional U.S. Treasury, Class III       1,000,000       1,000,000
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                   1,911,466       1,911,466
                                                                   ------------
                                                                      2,911,466
TOTAL MUTUAL FUNDS
(Cost $2,911,466)                                                     2,911,466
                                                                   ------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 8.12%
MUTUAL FUNDS 8.12%
AIM Liquid Assets Portfolio                                 294             294
AIM Prime Portfolio                                         271             271
UBS Private Money Market Fund LLC(2)                  3,248,462       3,248,462
                                                                   ------------
                                                                      3,249,027

TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $3,249,027)                                                     3,249,027
                                                                   ------------

Total Investments
(Cost $40,693,572)                                       108.55%   $ 43,451,235
Liabilities in Excess of Other Assets                     (8.55%)    (3,421,297)
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 40,029,938
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

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84                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

WESTCORE FLEXIBLE INCOME FUND

                                                         SHARES    MARKET VALUE
                                                         ------    ------------
COMMON STOCKS 6.16%
FINANCIAL 5.07%
REITS 5.07%
FelCor Lodging Trust Inc.                                 2,000    $     37,500
First Industrial Realty Trust Inc.                        2,000          68,620
Host Marriott Corp.                                       6,100          70,027
iStar Financial Inc.                                      3,500         106,750
Mills Corp.                                               4,000         118,000
Plum Creek Timber Co. Inc.                                2,000          60,740
Post Properties Inc.                                      2,000          62,000
                                                                   ------------
                                                                        523,637
TOTAL FINANCIAL
(Cost $487,300)                                                         523,637
                                                                   ------------

INDUSTRIAL 1.09%
ENERGY 1.09%
Kinder Morgan Management LLP                              1,016          34,554
Northern Border Partners LP                               2,000          78,000
                                                                   ------------
                                                                        112,554
TOTAL INDUSTRIAL
(Cost $104,772)                                                         112,554
                                                                   ------------
TOTAL COMMON STOCKS
(Cost $592,072)                                                         636,191
                                                                   ------------

PREFERRED STOCKS 7.43%
FINANCIAL 5.93%
BANKS 0.49%
Wells Fargo Capital Trust - 7.00%, 09/01/2031             2,000          50,813

REITS 5.44%
Apartment Investment & Management Co. - Series G, 9.375%  2,000          51,920
Colonial Properties Trust - Series C, 9.25%               2,000          53,563
EIX Trust I - Series A, 7.875%                            2,000          44,520
First Industrial Realty Trust Inc. - Series E, 7.90%      1,000          24,650
Kimco Realty Corp. - Series C, 8.375%                     2,000          50,700
Liberty Property Trust - Series A, 8.80%                  2,000          50,560

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  85

                            Statements of Investments

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------

Public Storage - Series R, 8.00%                          1,000    $     25,438
Rouse Capital - 9.25%, 12/31/2025                         1,500          38,475
SNH Capital Trust I, 10.125%                              2,500          65,225
Simon Property Group Inc. - Series G, 7.89%               2,000          97,688
Taubman Centers Inc. - Series A, 8.30%                    1,400          33,656
Vornado Realty Trust - Series C, 8.50%                    1,000          25,400
                                                                   ------------
                                                                        561,795
TOTAL FINANCIAL
(Cost $569,756)                                                         612,608
                                                                   ------------

INDUSTRIAL 0.70%
AEROSPACE & DEFENSE 0.70%
Raytheon Co.** - 8.25%, 05/15/2006                        1,000          72,375
TOTAL INDUSTRIAL
(Cost $49,125)                                                           72,375
                                                                   ------------

TRANSPORTATION 0.80%
AIRLINES 0.80%
AMR Corp.** - 7.875%, 07/13/2039                          1,300          29,055
Delta Air Lines Inc.** - 8.125%, 07/01/2039               1,400          32,326
UAL Corp. Capital Trust** - Series T, 13.25%              1,000          21,150
                                                                   ------------
                                                                         82,531

TOTAL TRANSPORTATION
(Cost $74,100)                                                           82,531
                                                                   ------------
TOTAL PREFERRED STOCKS
(Cost $692,981)                                                         767,514
                                                                   ------------

CONVERTIBLE BONDS 3.36%
INDUSTRIAL 3.36%
AUTOMOBILES 1.15%
Ford Motor Co. Capital Trust II, 6.50%, 01/15/2007        1,000          61,375
General Motors Corp. - Series B, 5.25%, 03/06/2009        2,000          57,750
                                                                   ------------
                                                                        119,125

ENERGY 1.74%
Duke Energy Corp., 8.00%, 11/16/2004                      4,000          89,360
Williams Cos Inc., 9.00%, 02/16/2005                      5,000          89,375
                                                                   ------------
                                                                        178,735

--------------------------------------------------------------------------------
86                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------

HEALTHCARE  0.47%
Omnicare Inc., 5.00%, 12/01/2007                         50,000    $     48,938
TOTAL INDUSTRIAL
(Cost $336,242)                                                         346,798
                                                                   ------------
TOTAL CONVERTIBLE BONDS
(Cost $336,242)                                                         346,798
                                                                   ------------

CORPORATE BONDS 79.65%

FINANCIAL 23.74%
FINANCIAL SERVICES 0.77%
Finova Capital Corp., 7.50%, 11/15/2009                  15,000           5,400
General Electric Capital Corp., 6.75%, 03/15/2032        75,000          74,278
                                                                   ------------
                                                                         79,678

INSURANCE 4.15%
Leucadia Capital Trust, 8.65%, 01/15/2027               109,000          87,095
Leucadia National Corp., 7.75%, 08/15/2013              250,000         254,483
Zurich Reinsurance, 7.125%, 10/15/2023                  100,000          86,673
                                                                   ------------
                                                                        428,251

REITS 18.82%
BRE Properties Inc., 7.45%, 01/15/2011                   50,000          51,982
Camden Property Trust, 7.00%, 04/15/2004                150,000         156,447
Centerpoint Properties Corp., 6.75%, 04/01/2005         100,000         103,376
Developer's Diversified Realty, 7.00%, 03/19/2007        50,000          50,391
EOP Operating LP, 7.875%, 07/15/2031                    100,000         101,353
HRPT Properties Trust, 6.95%, 04/01/2012                 50,000          49,909
Health Care Property Investors Inc., 6.50%, 02/15/2006  250,000         253,105
Healthcare Realty Trust, 8.125%, 05/01/2011              50,000          51,811
iStar Financial Inc., 8.75%, 08/15/2008                  50,000          52,089
JDN Realty Corp., 6.918%, 03/31/2003                     35,000          33,928
Nationwide Health Properties Inc., 7.23%, 11/08/2006    150,000         147,794
Price Development Co. LP, 7.29%, 03/11/2008             125,000         122,348
Property Trust of America, 6.875%, 02/15/2008           281,249         294,644
Rouse Co., 8.00%, 04/30/2009                            250,000         263,000
Security Capital Industrial Trust, 7.95%, 05/15/2008    200,000         210,291
                                                                   ------------
                                                                      1,942,468
TOTAL FINANCIAL
(Cost $2,383,357)                                                     2,450,397
                                                                   ------------

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
                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
INDUSTRIAL 42.73%
AUTOMOBILES 1.84%
Dana Corp., 6.50%, 03/01/2009                            50,000    $     44,250
Ford Motor Co., 7.45%, 07/16/2031                       150,000         146,024
                                                                   ------------
                                                                        190,274

COMMERCIAL SERVICES 0.49%
Aramark Services Inc., 7.00%, 05/01/2007                 50,000          50,778

ENERGY 3.39%
Amerigas Partners LP, 8.875%, 05/20/2011                100,000         105,000
Dynegy Holdings, Inc., 8.750%, 02/15/2012                50,000          39,069
Enron Corp.:
  8.25%, 09/15/2012(5)                                2,025,000          30,375
  6.75%, 07/01/2005(5)                                  150,000           2,250
Northern Border Pipeline, 6.25%, 05/01/2007(1)           75,000          75,897
Tennessee Gas Pipeline, 7.00%, 03/15/2027                50,000          50,720
Transcontinental Gas Pipeline, 6.25%, 01/15/2008         50,000          46,661
                                                                   ------------
                                                                        349,972

HEALTHCARE 0.50%
Quest Diagnostic Inc., 6.75%, 07/12/2006                 50,000          51,966

HOTEL - RESTAURANT - LEISURE 22.96%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006       430,000         427,850
Hilton Hotels Corp., 7.625%, 05/15/2008                 250,000         255,353
Mirage Resorts Inc., 6.75%, 08/01/2007                  550,000         545,959
Mohegan Tribal Gaming, 8.00%, 04/01/2012(1)             250,000         251,875
Park Place Entertainment Corp., 8.875%, 09/15/2008      300,000         312,750
Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008         250,000         226,565
Times Square Hotel Trust, 8.528%, 08/01/2026(1)          98,968          87,818
Venetian Casino Resort LLC, 11.00%, 06/15/2010(1)       250,000         260,625
                                                                   ------------
                                                                      2,368,795

MANUFACTURING 3.32%
Briggs & Stratton Corp., 8.875%, 03/15/2011             100,000         105,500
Crown Cork & Seal Co. Inc., 8.375%, 01/15/2005          160,000         124,800
IDEX Corp., 6.875%, 02/15/2008                           75,000          72,053
Tyco International Group, 6.875%, 01/15/2029             50,000          40,312
                                                                   ------------
                                                                        342,665

--------------------------------------------------------------------------------
88                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
MEDIA - PUBLISHING - CABLE 3.18%
Charter Communication Holdings Capital Corp.,
  11.125%, 01/15/2011                                   300,000    $    279,750
Tele-Communications Inc., 9.25%, 01/15/2023              50,000          48,675
                                                                   ------------
                                                                        328,425

OFFICE AUTOMATION & EQUIPMENT 1.35%
Xerox Corp., 5.50%, 11/15/2003                          150,000         139,500

RETAIL 2.09%
Penney (JC) Co. Inc., 7.625%, 03/01/2097                120,000          90,266
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007(4)      125,000         125,000
                                                                   ------------
                                                                        215,266

TELECOMMUNICATIONS 3.61%
AT&T Canada Inc., 7.65%, 09/15/2006                     150,000          20,250
Level 3 Communications Inc., 12.875%, 3/15/2010         200,000          48,500
Lucent Technologies Inc.,:
5.50%, 11/15/2008,                                      100,000          72,500
6.45%, 03/15/2029                                        50,000          32,250
Nortel Networks Ltd., 6.125%, 02/15/2006                175,000         120,599
Qwest Capital Funding, 7.75%, 02/15/2031                 50,000          34,851
WorldCom Inc., 8.25%, 05/15/2031                        100,000          43,500
                                                                   ------------
                                                                        372,450
TOTAL INDUSTRIAL
(Cost $4,577,848)                                                     4,410,092
                                                                   ------------

TRANSPORTATION 13.18%
AIRLINES 13.18%
AMR Corp., 10.00%, 04/15/2021                           350,000         323,574
Atlas Air Inc., Pass-Through Certificates,
  Series 991A, 7.20%, 01/02/2019(4)                     115,415         107,959
Continental Airlines Inc., Pass-Through
  Certificates, Series 99-2, Class B, 7.566%,
  03/15/2020(4)                                         233,202         226,042
Delta Airlines Inc., 7.70%, 12/15/2005                  175,000         167,247
Delta Airlines Inc., Pass-Through Certificates,
  Series 2001-1, Class A, 7.379%, 05/18/2010             43,128          45,150
Delta Airlines Inc., Pass-Through Certificates,
  Series 2001-1, Class A, 6.619%, 3/18/2011              46,741          47,644
United AirLines Inc., Pass-Through Certificates,
  Series 95-A1, 9.02%, 04/19/2012(4)                    206,904         130,340

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  89

                            Statements of Investments

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
United AirLines Inc., Equipment Trust, Series 92-A,
  9.35%, 04/07/2016(4)                                  225,000    $    190,945
US Airways Inc., Pass-Through Certificates,
  Series 98-1, 6.85%, 01/30/2018(4)                     138,336         121,747
                                                                   ------------
                                                                      1,360,648
TOTAL TRANSPORTATION
(Cost $1,542,995)                                                     1,360,648
                                                                   ------------
TOTAL CORPORATE BONDS
(Cost $8,504,200)                                                     8,221,137
                                                                   ------------

MUTUAL FUNDS 2.08%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                     214,295         214,295
TOTAL MUTUAL FUNDS
(Cost $214,295)                                                         214,295
                                                                   ------------

INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED 0.19%
UBS Private Money Market Fund LLC(2)                     19,801          19,801
TOTAL INVESTMENTS OF CASH COLLATERAL
FOR SECURITIES LOANED
(Cost $19,801)                                                           19,801
                                                                   ------------

Total Investments (Cost $10,359,591)                      98.87%   $ 10,205,736
Other Assets in Excess of Liabilities                      1.13%        116,248
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 10,321,984
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS.

--------------------------------------------------------------------------------
90                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

WESTCORE PLUS BOND FUND

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
PREFERRED STOCKS 1.19%
FINANCIAL 1.19%
REITS 1.19%
Colonial Properties Trust - Series C, 9.25%              10,000    $    267,813
Public Storage Inc. - Series R, 8.00%                     9,000         228,938
Simon Property Group Inc. - Series G, 7.89%               3,000         146,531
                                                                   ------------
                                                                        643,282
TOTAL FINANCIAL
(Cost $622,900)                                                         643,282
                                                                   ------------
TOTAL PREFERRED STOCKS
(Cost $622,900)                                                         643,282
                                                                   ------------

CONVERTIBLE BONDS 2.89%
INDUSTRIAL 2.89%
AUTOMOBILES 0.89%
Ford Motor Co. Capital Trust II, 6.50%, 01/15/2032        5,000         306,875
General Motors Corp. - Series B, 5.25%, 03/06/2032        6,000         173,250
                                                                   ------------
                                                                        480,125

HEALTHCARE 0.63%
Omnicare Inc., 5.00%, 12/01/2007                        350,000         342,563

HOTEL - RESTAURANT - LEISURE 1.06%
Hilton Hotels Corp., 5.00%, 05/15/2006                  600,000         573,000

TELECOMMUNICATIONS 0.31%
Corning Inc., Zero Coupon, 3.5%, 11/08/2015(4)          350,000         168,875
TOTAL INDUSTRIAL
(Cost $1,053,592)                                                     1,564,563
                                                                   ------------
TOTAL CONVERTIBLE BONDS
(Cost $1,453,592)                                                     1,564,563
                                                                   ------------

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
                           Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
CORPORATE BONDS 65.81%
FINANCIAL 36.20%
DATA PROCESSING/MANAGEMENT 0.48%
Dun & Bradstreet Corp., 6.625%, 03/15/2006              250,000    $    256,925

FINANCIAL SERVICES 5.14%
BB&T Corp., 6.375, 06/30/2005                           300,000         315,613
Beneficial Corp., 6.25%, 02/18/2013(4)                  450,000         458,460
Ford Motor Credit Co., 6.50%, 01/25/2007              1,000,000       1,015,017
General Electric Capital Corp. - Series A,
  6.75%, 03/15/2032                                     325,000         321,873
General Motors Acceptance Corp., 6.875%, 09/15/2011     500,000         507,697
Pemex Finance Ltd., 7.80%, 02/15/2013                   150,000         164,618
                                                                   ------------
                                                                      2,783,278

INSURANCE 3.99%
Aetna Services Inc., 7.125%, 08/15/2006                 750,000         801,171
Leucadia Capital Trust I, 8.65%, 01/15/2027             150,000         119,855
Leucadia National Corp., 7.75%, 08/15/2013              700,000         712,552
Phoenix Home Life Mutual, 6.95%, 12/01/2006(1)          500,000         521,226
                                                                   ------------
                                                                      2,154,804

INVESTMENT BANKING/BROKERAGE 0.41%
Bear Stearns Companies Inc., 7.80%, 08/15/2007          200,000         219,676

REITS 26.18%
Avalon Properties Inc., 6.875%, 12/15/2007              225,000         230,986
AvalonBay Communities Inc., 8.25%, 07/15/2008           300,000         335,281
BRE Properties Inc., 7.45%, 01/15/2011                  400,000         415,858
Camden Property Trust, 7.00%, 04/15/2004                800,000         834,382
Centerpoint Properties Corp., 6.75%, 04/01/2005         400,000         413,506
Chateau Properties LP, 6.92%, 12/10/2014(4)             375,000         386,702
Chelsea GCA Realty Partnership LP, 7.25%, 10/21/2007    300,000         307,853
Colonial Realty LP, 7.00%, 07/14/2007                   300,000         302,815
Corporate Property Investors, 7.75%, 08/15/2004(1)      600,000         636,105
Crescent Real Estate Equities LP, 7.00%, 09/15/2002     300,000         299,328
Developers Diversified Realty, 7.00%, 3/19/2007         350,000         352,735
EOP Operating LP, 7.875%, 07/15/2031                    600,000         608,118
ERP Operating LP, 7.57%, 08/15/2026(4)                  240,000         255,320
Evans Withycombe Residential, 7.50%, 04/15/2004         375,000         396,107
HRPT Properties Trust 6.95%, 04/01/2012                 225,000         224,591

--------------------------------------------------------------------------------
92                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
Health Care Property Investors Inc., 6.50%,
  02/15/2006                                            400,000    $    404,968
Healthcare Realty Trust Inc., 8.125%, 05/01/2011        350,000         362,677
iStar Financial Inc., 8.75%, 08/15/2008                 125,000         130,222
JDN Realty Corp., 6.918%, 03/31/2013(4)                 250,000         242,340
Kimco Realty Corp., 6.83%, 11/14/2005                 1,000,000       1,043,894
Liberty Property LP, 7.10%, 08/15/2004                  500,000         523,978
Nationwide Health Properties Inc., 7.23%, 11/08/2006    425,000         418,748
New Plan Realty Trust, 7.75%, 04/06/2005              1,000,000       1,062,286
Post Apartment Homes, 6.85%, 03/16/2015(4)              200,000         204,783
Price Development Co. LP, 7.29%, 03/11/2008             200,000         195,757
Rouse Co., 8.00%, 04/30/2009                            300,000         315,600
Security Capital Atlantic, 7.86%, 8/15/2017             300,000         317,560
Security Capital Industrial Trust, 7.95%, 05/15/2008    350,000         368,009
Senior House Trust, 8.625%, 01/15/2012                  150,000         156,750
Trinet Corporate Realty Trust Inc., 6.75%,
  03/01/2013(4)                                         550,000         547,620
United Dominion Realty Trust, 7.02%, 11/15/2005         500,000         511,982
Washington Real Estate Investment Trust, 7.125%,
  08/13/2003                                            750,000         777,937
Weingarten Realty Investors, 7.00%, 07/15/2011          550,000         571,263
                                                                   ------------
                                                                     14,156,061
TOTAL FINANCIAL
(Cost $18,726,165)                                                   19,570,744
                                                                   ------------

INDUSTRIAL 20.54%
AUTOMOBILES 1.61%
Dana Corp., 6.50%, 03/01/2009                           375,000         331,875
Daimler Chrysler NA Holding Corp., 7.75%, 06/15/2005    500,000         538,014
                                                                   ------------
                                                                        869,889

CHEMICALS 1.49%
Borden Inc., 7.875%, 02/15/2023                         500,000         312,500
Ferro Corp., 9.125%, 01/01/2009                         275,000         292,464
Olin Corp., 8.00%, 06/15/2002                           200,000         200,318
                                                                   ------------
                                                                        805,282

COMMERCIAL SERVICES 0.42%
Aramark Services Inc., 7.00%, 05/01/2007                225,000         228,501
                                                                   ------------
                                                                        228,501

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
                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
ENERGY 4.04%
Atmos Energy Corp., 7.375%, 05/15/2011                  400,000    $    423,076
Burlington Resources, 6.50%, 12/01/2011(1)              200,000         204,195
Enron Corp.:
  6.75%, 07/01/2005(5)                                  325,000           4,875
  8.25%, 09/15/2012(5)                                  100,000           1,500
Halliburton Co., 6.00%, 08/01/2006                      325,000         311,146
Northern Border Pipeline, 6.25%, 05/01/2007(1)          200,000         202,393
Tennessee Gas Pipeline, 7.00%, 03/15/2027(4)            325,000         329,678
Transcontinental Gas Pipeline, 6.25%, 01/15/2008        325,000         303,297
Transcontinental Gas Pipeline - Series B, 7.00%,
  08/15/2011                                            450,000         408,520
                                                                   ------------
                                                                      2,188,680

HEALTHCARE 1.45%
Hillenbrand Industries Inc., 8.50%, 12/01/2011          325,000         365,831
Quest Diagnostics Inc., 6.75%, 07/12/2006               400,000         415,734
                                                                   ------------
                                                                        781,565

HOTEL - RESTAURANT - LEISURE 6.23%
Circus Circus Enterprises Inc., 6.45%, 02/01/2006       750,000         746,250
Hilton Hotels Corp., 7.625%, 05/15/2008                 550,000         561,776
Mirage Resorts Inc., 6.75%, 08/01/2007                  650,000         645,224
Park Place Entertainment Corp., 8.875%, 09/15/2008      700,000         729,750
Royal Caribbean Cruises Ltd., 6.75%, 03/15/2008         350,000         317,192
Times Square Hotel Trust, 8.528%, 08/01/2026(1)         420,615         373,229
                                                                   ------------
                                                                      3,373,421

MACHINERY AND EQUIPMENT 0.67%
Deere & Co., 6.95%, 04/25/2014                          350,000         364,372

MEDIA - PUBLISHING - CABLE 1.79%
AT&T Corp., 6.00%, 03/15/2009                           350,000         301,136
Charter Communications Holdings Capital Corp.,
  11.125%, 01/15/2011                                   350,000         326,375
Tele-Communications Inc., 9.25%, 01/15/2023             350,000         340,723
                                                                   ------------
                                                                        968,234

METALS 0.41%
Cyprus Amax Minerals Co., 6.625%, 10/15/2005            225,000         220,961

--------------------------------------------------------------------------------
94                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
PAPER & RELATED PRODUCTS 1.37%
Georgia - Pacific Corp., 9.875%, 11/01/2021(4)          750,000    $    738,095

RETAIL 0.42%
Pep Boys - Manny, Moe & Jack, 6.52%, 07/16/2007(4)      225,000         225,000

TELECOMMUNICATIONS 0.64%
Nortel Networks Ltd., 6.125%, 02/15/2006                500,000         344,568
                                                                   ------------
TOTAL INDUSTRIAL
(Cost $11,610,356)                                                   11,108,568
                                                                   ------------

TRANSPORTATION 8.33%
AIRLINES 8.33%
America West Airlines Inc., Pass-Through Certificates,
  Series 1999-1, Class G, 7.93%, 01/02/2019(1)(4)       160,866         167,834
American Airlines Inc., Series 1991, 9.71%, 01/02/2007  589,265         599,451
AMR Corp.:
  10.40%, 03/15/2011                                    250,000         242,133
  10.00%, 04/15/2021                                    400,000         369,800
Continental Airlines Inc., Pass-Through Certificates,
  Series 962A, 7.75%, 07/02/2014(4)                     390,003         392,833
Continental Airlines Inc., Pass-Through Certificates,
  Series 99-2, Class B, 7.566%, 03/15/2020(4)           186,562         180,834
Delta Airlines Inc., Pass-Through Certificates,
  Series 2001-1, Class A-1, 6.619%, 03/18/2011          280,447         285,864
Delta Airlines Inc., Pass-Through Certificates,
  Series 2001-1, Class A-1, 7.379%, 05/18/2010          554,625         580,640
Delta Airlines Inc., Pass-Through Certificates,
  Series 2001-1, Class A-2, 7.111%, 09/18/2011          300,000         313,157
Delta Airlines Inc., 7.70%, 12/15/2005                  300,000         286,709
United AirLines Inc., Pass-Through Certificates,
  Series 95-A1, 9.02%, 04/19/2012(4)                    827,618         521,362
United AirLines Inc., Equipment Trust, Series 92-A,
  9.35%, 04/07/2016(4)                                  350,000         297,026
US Airways Inc., Pass-Through Certificates,
  Series 98-1, 6.85%, 01/30/2018(4)                     299,727         263,785
                                                                   ------------
                                                                      4,501,428
TOTAL TRANSPORTATION
(Cost $4,970,376)                                                     4,501,428
                                                                   ------------

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
                            Statements of Investments

                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------
UTILITIES 0.74%
ELECTRIC - INTERGRATED 0.74%
Western Resources Inc., 7.25%, 08/15/2002               400,000    $    400,473
TOTAL UTILITIES
(Cost $399,387)                                                         400,473
                                                                   ------------
TOTAL CORPORATE BONDS
(Cost $35,706,284)                                                   35,581,213
                                                                   ------------

ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
OBLIGATIONS & MORTGAGE-BACKED SECURITIES 22.46%
ASSET-BACKED SECURITIES 4.42%
American Express Master Trust, Series 98-1A,
  5.90%, 04/15/2004(4)                                  500,000         515,484
Arcadia Automobile Receivables Trust, Series 1999-C,
  Class A3, 7.20%, 06/15/2007(4)                        181,260         188,478
COMED Transitional Funding Trust, Series 1998-1,
  Class A6, 5.63%, 06/25/2009(4)                        150,000         155,478
Household Automobile Revolving Trust I,
  Series 1998-1, Class B1, 6.30%, 05/17/2005(4)          28,394          28,784
John Deere Owner Trust, Series 1999-A, Class A4,
  6.12%, 10/17/2005(4)                                  258,993         260,945
Union Acceptance Corp. - Series 2002-A, Class A4,
  4.59%, 07/08/2008                                     350,000         354,149
WAMU - Series 2002-AR5, Class 2A4, 5.355%, 06/25/2032   525,000         528,415
WFS Financial Owner Trust - Series 2002-1,
  Class A4A, 4.87%, 09/20/2009                          350,000         356,563
                                                                   ------------
                                                                      2,388,296

COLLATERALIZED MORTGAGE OBLIGATIONS 0.17%
Collateralized Mortgage Securities Corp.,
  Series 1988-4, Class B, 8.75%, 04/20/2019              87,651          91,331

MORTGAGE-BACKED SECURITIES 17.87%
FNMA Pool #625994, 5.00%, 01/01/2017                  1,400,059       1,366,079
FHLMC Gold Pool #E87866, 5.00%, 02/01/2017            1,170,677       1,143,538
FNMA Pool #254194, 5.00%, 02/01/2017                  2,611,475       2,548,933
FHLMC Gold Pool #G00336, 6.00%, 10/01/2024            1,306,241       1,312,883
FHLMC Gold Pool #C62374, 6.00%, 01/01/2032            2,583,981       2,566,573
FNMA Pool #303845, 7.00%, 05/01/2011                    344,891         363,352
GNMA Pool #780019, 9.50%, 12/15/2009                    324,978         358,787
                                                                   ------------
                                                                      9,660,145

--------------------------------------------------------------------------------
96                         Annual Report May 31, 2002                     [LOGO]

                            Statements of Investments

                                                       SHARES OR
                                                       PRINCIPAL
                                                         AMOUNT    MARKET VALUE
                                                         ------    ------------

TOTAL ASSET-BACKED SECURITIES, COLLATERALIZED MORTGAGE
OBLIGATIONS & MORTGAGE-BACKED SECURITIES
(Cost $11,796,607)                                                 $ 12,139,772
                                                                   ------------

U.S. GOVERNMENT AGENCIES & TREASURIES 3.53%
U.S. GOVERNMENT TREASURIES 3.53%
U.S Treasury Bond, 6.875%, 08/15/2025                 1,675,000       1,905,771
TOTAL U.S. GOVERNMENT AGENCIES & TREASURIES
(Cost $1,828,966)                                                     1,905,771
                                                                   ------------

MUTUAL FUNDS 2.62%
Goldman Sachs Financial Square Prime Obligations
  Fund - FST Shares                                   1,416,394       1,416,394
TOTAL MUTUAL FUNDS
(Cost $1,416,394)                                                     1,416,394
                                                                   ------------

Total Investments (Cost $52,824,743)                      98.50%   $ 53,250,995
Other Assets in Excess of Liabilities                      1.50%        808,632
                                                         ------    ------------
NET ASSETS                                               100.00%   $ 54,059,627
                                                         ------    ------------

SEE NOTES TO STATEMENTS OF INVESTMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                  97

                           Statements of Investments

WESTCORE COLORADO TAX-EXEMPT FUND

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
CERTIFICATES OF PARTICIPATION 3.51%
Fremont County, Certificate of Participation, Lease
  Purchase Agreement, 5.125%, 12/15/2012, Optional
  anytime @ 100.00, MBIA                                           Aaa/AAA         $   500,000      $   526,120
Larimer County, Certificate of Participation, Courthouse
  & Jail Facilities Lease Purchase Agreement, 4.75%,
  12/15/2009, Optional anytime @ 100.00, FSA                       Aaa/AAA             500,000          526,305
Weld County, Certificate of Participation, Correctional
  Facilities Lease Purchase Agreement, 5.35%,
  08/01/2010, Optional anytime @ 100.00, MBIA                      Aaa/AAA             510,000          544,052
                                                                                                    -----------
TOTAL CERTIFICATES OF PARTICIPATION
(Cost $1,506,171)                                                                                     1,596,477
                                                                                                    -----------

GENERAL OBLIGATION BONDS 65.34%
COUNTY/CITY/SPECIAL DISTRICT/SCHOOL DISTRICT 65.34%
Adams County School District12, 6.125%, 12/15/2007,
  Optional 12/15/2003 @ 100.00, FGIC                               Aaa/AAA             500,000          531,895
Adams & Arapahoe Counties Joint School District 28J:
  5.75%, 12/01/2006, MBIA                                          Aaa/AAA             100,000          111,210
  5.35%, 12/01/2015, Escrowed to Maturity                          Aa3/AA-             260,000          283,265
Adams & Arapahoe Counties School District 29J, 5.40%,
  12/01/2009, Optional 12/01/2006 @ 100.00, MBIA                   Aaa/AAA             100,000          106,378
Adams & Weld Counties School District 27J:
  5.55%, 12/01/2009, Optional 12/01/2006 @
    100.00, FGIC                                                   Aaa/AAA             250,000          267,480
  5.50%. 12/01/2016, Optional 12/01/2008 @
    100.00, FGIC                                                   Aaa/AAA             550,000          573,667
Arapahoe County School District 1,
  5.25%, 12/01/2013, Optional 12/01/2008 @
    100.00, FSA                                                    Aaa/AAA             500,000          526,310
  5.25%, 12/01/2014, FSA                                           Aaa/AAA             500,000          522,850
Arapahoe County School District 2, 6.75%, 12/01/2004,
  Escrowed to Maturity                                             Aa3/NR               25,000           27,714
Arapahoe County School District 5, 5.50%, 12/15/2006               Aa1/AA              500,000          550,365
Arapahoe County School District 6, 5.50%, 12/01/2006               Aa2/AA              250,000          274,980

--------------------------------------------------------------------------------
98                         Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
Archuleta & Hinsdale Counties Joint School District 50 JT,
  5.50%, 12/01/2014, Optional 12/01/2006 @
  101.00, MBIA                                                     Aaa/AAA         $   250,000      $   262,625
Basalt & Rural Fire Protection District, Eagle & Pitkin
  Counties, 5.20%, 12/01/2015, Optional 12/01/2006
  @ 100.00, AMBAC                                                  Aaa/AAA             100,000          102,405
Boulder County Open Space Acquisition, 5.40%,
  08/15/2015, Optional 08/15/2010 @ 100.00                         Aa1/AA+             500,000          529,195
Boulder & Gilpin Counties, Boulder Valley School
District Re-2:
  5.50%, 12/01/2005, FGIC                                          Aaa/AAA             100,000          108,845
  5.00%, 12/01/2011, Optional 12/01/2007 @
    100.00, FGIC                                                   Aaa/AAA           1,000,000        1,050,730
  5.125%, 12/01//2017, Optional 12/01/2009 @ 100                   Aa3/AA              300,000          305,697
Boulder, Larimer, & Weld Counties, St. Vrain Valley
School District Re-1J:
  5.50%, 12/15/2004, Optional 12/15/2002 @
    101.00, MBIA                                                   Aaa/AAA             100,000          102,705
  6.00%, 12/15/2010, Optional 12/15/2002 @
    101.00, MBIA                                                   Aaa/AAA             100,000          102,955
Carbondale & Rural Fire Protection District, Garfield,
  Gunnison & Pitkin Counties, 5.20%, 12/01/2010,
  Optional 12/01/2004 @ 101.00, AMBAC                              Aaa/AAA             100,000          103,794
Chaffee County School District R-31, 5.10%,
  12/01/2009, Optional 12/01/2006 @ 100.00, FSA                    Aaa/AAA             150,000          157,726
Chaffee & Fremont Counties School District R-32J,
  5.00%, 12/01/2012, Optional 12/01/2007 @
  100.00, FSA                                                      Aaa/AAA             425,000          441,400
City & County of Denver Board Water Commissioners,
  5.50%, 10/01/2011                                                Aa1/AA+             250,000          276,768
Clear Creek County School District Re-1, 5.40%,
  12/01/2011, Optional 12/01/2005 @ 100.00, MBIA                   Aaa/AAA             250,000          260,712
Denver City & County, 5.25%, 08/01/2005                            Aa1/AA+             500,000          536,575
Douglas & Elbert Counties School District Re-1:
  5.75%, 12/15/2005, Optional 06/15/2002 @
    101.00, FGIC                                                   Aaa/AAA             250,000          252,800
  6.15%, 12/15/2008, Optional 12/15/2004 @
    101.00, MBIA                                                   Aaa/AAA             250,000          272,500
  5.25%, 12/15/2016, Optional 12/15/2011 @
    100.00, MBIA                                                   Aaa/AAA             500,000          521,855

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
                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
  6.50%, 12/15/2016, Prerefunded 12/15/2004 @
    101.00                                                         Aaa/AAA         $   500,000      $   556,785
  5.25%, 12/15/2017, Optional 12/15/2011@
    100.00, MBIA                                                   Aaa/AAA           1,000,000        1,039,030
Eagle, Garfield & Routt Counties School District Re-50J:
  5.75%, 12/01/2003, Optional 12/01/2002 @
    100.00, FGIC                                                   Aaa/AAA             200,000          203,670
  5.25%, 12/01/2015, Optional 12/01/2009 @
    101.00, FGIC                                                   Aaa/AAA           1,000,000        1,046,150
El Paso County School District 2:
  5.25%, 12/01/2012, Optional 12/01/2010 @
    100.00, MBIA                                                   Aaa/AAA             250,000          268,638
  5.70%, 12/01/2014, Prerefunded 12/01/2005 @
    100.00                                                         Aa3/NR              100,000          109,610
El Paso County School District 12, 5.90%, 09/15/2004               Aa1/NR               80,000           86,390
El Paso County School District 20, 5.70%,
  12/15/2006, FGIC                                                 Aaa/AAA             250,000          277,728
El Paso County School District 49:
  6.75%, 12/01/2004, Prerefunded 12/01/2000 @
    100.00, MBIA                                                   Aaa/AAA              65,000           66,427
  6.00%, 12/01/2009; Sinking Fund 12/01/2007 @
    100.00, FSA                                                    Aaa/AAA           1,000,000        1,142,370
Evergreen Park & Recreation District:
  5.25%, 12/01/2017, Optional 12/01/2010 @
    100.00, AMBAC                                                  Aaa/NR              115,000          119,078
  5.10%, 12/01/2014, Optional 06/01/2006 @
    100.00, AMBAC                                                  Aaa/NR              100,000          101,981
Fort Collins, Larimer County, 6.40%, 12/01/2009,
  Optional 12/01/2002 @, 101.00                                    Aa1/AA              500,000          514,775
Fort Collins, Larimer County, Water, 5.55%, 12/01/2003,
  Optional 12/01/2002 @ 101.00                                     Aa1/AA              200,000          205,388
Garfield, Pitkin & Eagle Counties Roaring Fork School
District Re-1:
  5.125%, 12/15/2010, Optional 12/15/2005 @
    102.00, MBIA                                                   Aaa/AAA             500,000          527,025
  6.60%, 12/15/2014, Prerefunded 06/15/2004 @
    101.00, MBIA                                                   Aaa/AAA             250,000          273,878
Grand County, East Grand School District 2, 5.00%,
  12/01/2017, Optional 12/01/2008 @ 100.00, AMBAC                  Aaa/AAA             500,000          507,485
Greenwood South Metropolitan District, Arapahoe
  County, 5.50%, 12/01/2004, MBIA                                  Aaa/AAA             250,000          269,308

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100                        Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
Gunnison & Saguache Counties, Watershed School
  District Re-1J, 6.00%, 12/01/2005, MBIA                          Aaa/AAA         $   150,000      $   165,744
Jefferson County School District R-1:
  5.75%, 12/15/2003, Prerefunded 12/15/2002 @
    101.00, AMBAC                                                  Aaa/AAA             100,000          103,234
  5.90%, 12/15/2004, Prerefunded 12/15/2002 @
    101.00, AMBAC                                                  Aaa/AAA             500,000          516,560
  5.25%, 12/15/2011; Optional 12/15/2008 @
    101.00, FGIC                                                   Aaa/AAA             750,000          804,660
  5.50%, 12/15/2014, Optional 12/15/2008 @
    101.00, FGIC                                                   Aaa/AAA             275,000          293,563
La Plata County School District 9-R, 6.60%, 11/01/2017,
  Optional 11/01/2002 @ 101.00, FGIC                               Aaa/AAA             500,000          513,710
Larimer County, Poudre School District R-1:
  5.50%, 12/15/2008                                                Aa3/AA-             500,000          552,055
  5.00%, 12/15/2016, Optional 12/15/2008 @
    100.00, FSA                                                    Aaa/AAA             500,000          508,840
  6.00%, 12/15/2017, Optional 12/15/2010 @
    100.00, FGIC                                                   Aaa/AAA           1,000,000        1,099,530
Larimer, Weld, & Boulder Counties, Thompson School
District R2-J:
  5.40%, 12/15/2013, Optional 06/15/2007 @
    101.00, FGIC                                                   Aaa/AAA             500,000          526,425
  5.45%, 12/15/2016, Optional 06/15/2007 @
    101.00, FGIC                                                   Aaa/AAA             250,000          259,335
Mesa County Valley School District 51:
  6.00%, 12/01/2006, MBIA                                          Aaa/AAA           1,000,000        1,122,520
  5.40%, 12/01/2012, Optional 12/01/2006 @
    101.00, MBIA                                                   Aaa/AAA             500,000          528,255
Park County Platte Canyon School District 1, 4.30%,
  12/01/2010, Optional 12/01/2008 @ 101.00, MBIA                   Aaa/AAA             250,000          255,313
Pitkin County Open Space Acquisition, 5.25%,
  12/01/2018, Optional 12/01/2010, AMBAC                           Aaa/AAA             340,000          349,897
Poudre Valley Hospital District, Larimer County, 5.375%,
  11/15/2007, Optional 11/15/2003 @ 100.00                         Aa/NR             1,000,000        1,038,500
Pueblo County School District 70,
  5.00%, 12/01/2011, Optional 12/01/2007 @
    100.00, AMBAC                                                  Aaa/AAA             225,000          234,806
  5.00%, 12/01/2015                                                Aaa/AAA             165,000          170,206

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 101

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
Pueblo, Pueblo County Limited Tax:
  5.80%, 06/01/2011, Optional 06/01/2006 @
    100.00, MBIA                                                   Aaa/AAA         $   200,000      $   213,150
  6.00%, 06/01/2016, Optional 06/01/2006 @
    100.00, MBIA                                                   Aaa/AAA             250,000          271,045
Rio Grande County School District C-8, 5.35%,
  11/15/2011, Optional 11/15/2005 @ 100.00, FSA                    Aaa/AAA             150,000          156,110
Routt County School District Re-2, 5.05%, 12/01/13,
  Optional 12/01/2007 @ 100.00, MBIA                               Aaa/AAA             250,000          258,890
San Miguel & Montrose Counties, School District R-2J,
  5.00%, 12/01/2012, Optional 12/01/2007 @
  100.00, MBIA                                                     Aaa/AAA             100,000          103,859
San Miguel County School District R-1, 5.50%,
  12/01/2012, Optional 12/01/2005 @
  101.00, MBIA                                                     Aaa/AAA             250,000          266,885
South Suburban Park and Recreation District, Arapahoe,
  Douglas & Jefferson Counties, 5.00%, 12/15/2012,
  Optional 12/15/2008 @ 100.00, FGIC                               Aaa/AAA             250,000          261,290
Summit County School District Re-1, 6.55%, 12/01/2009,
  Prerefunded 12/01/2004 @ 100.00, FGIC                            Aaa/AAA           1,000,000        1,103,770
Thornton, Adams County, Water, 6.00% , 12/01/2005,
  Optional 12/01/2002 @ 101.00, FGIC                               Aaa/AAA             250,000          257,030
Upper San Juan Hospital District, Archuleta, Hinsdale &
  Mineral Counties, 4.65%, 11/01/2013, Optional
  11/01/2007 @ 100.00, MBIA                                        Aaa/AAA             115,000          116,331
Weld County School District Re-4:
  5.30%, 12/01/2010, Optional 12/01/2005 @
    100.00, MBIA                                                   Aaa/AAA             150,000          158,067
  5.45%, 12/01/2016, Optional 12/01/2006 @
    100.00, MBIA                                                   Aaa/AAA             500,000          515,410
Weld County School District 006, 5.50%, 12/01/2006                 Aa3/AA-             250,000          274,760
Wray Community Hospital District, Yuma County, 5.00%,
  10/15/2011, Optional 10/15/2004 @ 100.00, AMBAC                  Aaa/AAA             250,000          256,195
                                                                                                    -----------
TOTAL GENERAL OBLIGATION BONDS
(Cost $28,527,338)                                                                                   29,737,062
                                                                                                    -----------

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102                        Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
REVENUE BONDS 26.89%
SPECIAL TAX 13.19%
Boulder County Sales & Use Tax:
  5.75%, 12/15/2004, Prerefunded, Escrowed to
    Maturity, FGIC                                                 Aaa/AAA         $    65,000      $    70,576
  5.75%, 12/15/2004, FGIC                                          Aaa/AAA             435,000          471,757
Castle Rock, Douglas County Sales & Use Tax, 5.25%,
  06/01/2006, FSA                                                  Aaa/AAA             200,000          216,408
Colorado Health Facilities Authority, Poudre Valley
  Health, Series A, 5.625%, 12/01/2019, Optional
  12/01/2009@101.00, FSA                                           Aaa/NR              500,000          525,365
Colorado Postsecondary Educational Facilities Authority
  University of Denver Project 6.00%, 3/01/2016,
  Optional 3/01/2003 @ 101.00, Connie Lee                          A2/AAA              300,000          310,617
Commerce City, Adams County Sales & Use Tax, 5.375%,
  08/01/2007, Optional 08/01/2003 @ 101.00, MBIA                   Aaa/AAA             100,000          105,320
Denver City & County Excise Tax, 5.25%, 9/01/2008, FSA             Aaa/AAA             500,000          543,915
Douglas County Sales & Use Tax Open Space, 6.00%,
  10/15/2009, FSA                                                  Aaa/AAA             500,000          569,060
Greeley, Weld County Sales & Use Tax:
  4.80%, 10/01/2015, Optional 10/01/2008 @
    100.00, MBIA                                                   Aaa/AAA             250,000          252,387
  5.15%, 10/01/2015, Optional 10/01/2010 @
    100.00, MBIA                                                   Aaa/AAA             500,000          519,230
Ignacio, La Plata County Sales Tax, 4.75%, 12/01/2009,
  AMBAC                                                            Aaa/AAA             150,000          159,225
Jefferson County Open Space Sales & Use Tax, 5.00%,
  11/01/2012, Optional 11/01/2009 @ 100.00, FGIC                   Aaa/AAA             500,000          525,240
Longmont, Boulder County Sales & Use Tax,
  5.50%, 11/15/2015, Optional 11/15/2010 @ 100.00                  NR/AA               300,000          318,981
Montrose, Montrose County General Fund Excise Tax
  Revenue, 5.00%, 12/01/2017, Optional 12/01/2008 @
  100.00, AMBAC                                                    Aaa/AAA             150,000          151,968
Thornton, Adams County Sales & Use Tax, Open Space &
  Parks, 5.25%, 09/01/2016, FSA                                    Aaa/AAA             500,000          521,280
University of Northern Colorado Auxiliary Facilities, 5.00%,
  06/01/2016, Optional 06/01/2011@100.00, AMBAC                    Aaa/AAA             500,000          511,740
Westminster Sales & Use Tax, 5.00%, 12/01/2014,
  Optional 12/01/2011@100.00                                       NR/AA               220,000          229,526
                                                                                                    -----------
                                                                                                      6,002,595

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 103

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
UTILITY 13.70%
Boulder, Boulder County, Water & Sewer:
  5.75%, 12/01/2006, Optional 12/01/2002 @ 100.00                  Aa2/AA+         $    75,000      $    76,247
  5.50%, 12/01/2011, Optional 12/01/2006 @ 100.00                  Aa2/AA+             500,000          526,970
Broomfield Water Activity Enterprise, 5.50%, 12/01/2018,
  Optional 12/1/2010 @ 101.00, MBIA                                Aaa/NR              500,000          526,885
Colorado Springs, El Paso County Utilities Systems, 5.75%,
  11/15/2010, Optional 11/15/2006 @ 100.00                         Aa2/AA              250,000          267,230
Colorado Water Resources & Power Development
  Authority, Clean Water, 5.40%, 09/01/2011,
  Optional 09/01/2010 @100.00                                      Aaa/AAA             500,000          544,765
Colorado Water Resources & Power Development
  Authority, Small Water Resources, 5.70%, 11/01/2015,
  Optional 11/01/2010 @ 100.00, FGIC                               Aaa/AAA             500,000          541,325
Fort Collins, Larimer County Wastewater Utility
  Enterprise, Sewer, 5.375%, 12/01/2009, Optional
  12/01/2005 @ 100.00, FGIC                                        Aaa/AAA             250,000          262,502
Fort Collins, Larimer County Water Utility Enterprise,
  4.25%, 12/01/2009, Optional 12/01/2008 @
  100.00, FSA                                                      Aaa/AAA             500,000          514,815
Little Thompson Water District, Larimer, Weld &
  Boulder Counties, 5.50%, 12/01/2011, Optional
  12/01/2005 @ 101.00, MBIA                                        Aaa/AAA             500,000          536,830
Mesa County, Sewer, 5.85%, 11/01/2005, Optional
  11/01/2002 @ 100.00, FGIC                                        Aaa/AAA             500,000          507,290
Metropolitan Denver Sewage Disposal District 1, Sewer,
  5.45%, 04/01/2003, Escrowed to Maturity                          Aaa/AAA             500,000          515,775
Municipal Subdistrict, Northern Colorado Water
Conservancy District:
  5.85%, 12/01/2002, AMBAC                                         Aaa/AAA             500,000          510,655
  5.25%, 12/01/2015, Optional 12/01/2007 @
    100.00, AMBAC                                                  Aaa/AAA             250,000          259,807
Platte River Power Authority Series DD, 5.75%,
  06/01/2004, MBIA                                                 Aaa/AAA             500,000          533,445
Westminster, Adams County Water & Wastewater
  Utility Enterprise, 6.25%, 12/01/2014, Optional
  12/01/2004 @ 100.00, AMBAC                                       Aaa/AAA             100,000          109,653
                                                                                                    -----------
                                                                                                      6,234,194
TOTAL REVENUE BONDS
(Cost $11,705,009)                                                                                   12,236,789
                                                                                                    -----------

--------------------------------------------------------------------------------
104                        Annual Report May 31, 2002                     [LOGO]

                           Statements of Investments

                                                                 BOND RATING        PRINCIPAL
                                                                 MOODY'S/S&P*        AMOUNT        MARKET VALUE
                                                                 ------------        ------        ------------
MUTUAL FUNDS 2.59%
Dreyfus Municipal Money Market Fund                                                $ 1,177,784      $ 1,177,784
TOTAL MUTUAL FUNDS
(Cost $1,177,784)                                                                                     1,177,784


Total Investments (Cost $42,916,302)                                                  98.33%        $44,748,112
Other Assets in Excess of Liabilities                                                  1.67%            760,351
                                                                                   --------         -----------
NET ASSETS                                                                           100.00%        $45,508,463
                                                                                   --------         -----------

NOTES TO STATEMENTS OF INVESTMENTS

*    UNAUDITED.
**   NON-INCOME PRODUCING SECURITY.
(1) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS.
(2) SECURITY EXEMPT FROM REGISTRATION UNDER RULE 4(2) OF THE SECURITIES ACT OF 1933 AND NOT SUBJECT TO THE FUND'S INVESTMENT LIMITATIONS IN OTHER INVESTMENT COMPANIES.
(3) SECURITY PURCHASED THROUGH A PRIVATE PLACEMENT TRANSACTION AND HAS CERTAIN RESTRICTIONS ON ITS RESALE, AS DEFINED IN THE SECURITIES ACT OF 1933, AND IS THEREFORE CONSIDERED AN ILLIQUID INVESTMENT.
(4) THE ORIGINAL MATURITY DATE LISTED HEREIN DIFFERS FROM THE EXPECTED MATURITY DATE DUE TO CALL OR PUT FEATURES OR DUE TO THE EXPECTED SCHEDULE OF PRINCIPAL PAYMENTS.
(5)  ISSUER IS IN DEFAULT.

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 105

                      Statements of Assets and Liabilities

WESTCORE EQUITY GROWTH FUNDS

                                                    WESTCORE         WESTCORE         WESTCORE
                                                      MIDCO          GROWTH AND       SMALL-CAP
                                                   GROWTH FUND      INCOME FUND      GROWTH FUND
                                                  -------------    -------------    -------------
ASSETS

Cash and cash equivalents                         $           0    $           0    $           0
Investments at value (cost - see below)             127,077,424       26,527,766       10,896,458
  - see accompanying statements
Receivable for investments sold                       1,060,130                0           72,223
Dividends and interest receivable                        49,896           15,831              411
Receivable for fund shares subscribed                   134,205          157,305            1,000
Receivable from investment adviser                            0                0                0
Investment for trustee deferred
  compensation plan                                     229,571            7,528            3,131
Prepaid and other assets                                 16,586            8,494            8,896
                                                  -------------    -------------    -------------
TOTAL ASSETS                                        128,567,812       26,716,924       10,982,119
                                                  -------------    -------------    -------------

LIABILITIES

Collateral received from broker for
  securities lending transactions                    13,293,200          571,500                0
Payable for investments purchased                       424,387          227,145           45,015
Payable for fund shares redeemed                         18,102           53,995            5,487
Payable for investment advisory fee                      50,617            8,343            3,137
Payable for administration fee                           29,058            6,457            2,857
Payable for trustee deferred
  compensation plan                                     229,571            7,528            3,131
Other payables                                           72,425           15,026           26,653
                                                  -------------    -------------    -------------
TOTAL LIABILITIES                                    14,117,360          889,994           86,280
                                                  -------------    -------------    -------------
NET ASSETS                                        $ 114,450,452    $  25,826,930    $  10,895,839
                                                  =============    =============    =============

COMPOSITION OF NET ASSETS

Paid-in capital                                   $ 117,009,313    $  23,931,838    $  24,289,022
(Over)/Undistributed net investment income             (333,020)         (10,499)         (16,646)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions     (24,865,734)        (355,959)     (12,534,585)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies      22,639,893        2,261,550         (841,952)
                                                  -------------    -------------    -------------
NET ASSETS                                        $ 114,450,452    $  25,826,930    $  10,895,839
                                                  =============    =============    =============

NET ASSET VALUE PER SHARE
Net Assets                                        $ 114,450,452    $  25,826,930    $  10,895,839
Shares of beneficial interest outstanding            19,712,291        2,464,962          763,506
Net asset value and redemption price per share    $        5.81    $       10.48    $       14.27
                                                  -------------    -------------    -------------
COST OF INVESTMENTS                               $ 104,437,531    $  24,266,216    $  11,738,410
                                                  =============    =============    =============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
106                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Assets and Liabilities

                                                    WESTCORE       WESTCORE         WESTCORE
                                                     SELECT      INTERNATIONAL    INTERNATIONAL
                                                      FUND       FRONTIER FUND     SELECT FUND
                                                  ------------   -------------    -------------
ASSETS

Cash and cash equivalents                         $    151,403    $          0    $     80,560
Investments at value (cost - see below)             14,730,326      11,693,748       1,604,665
  - see accompanying statements
Receivable for investments sold                              0               0               0
Dividends and interest receivable                        2,432           1,859             602
Receivable for fund shares subscribed                      600             376               0
Receivable from investment adviser                           0               0           2,416
Investment for trustee deferred
  compensation plan                                      4,003           2,926             584
Prepaid and other assets                                 8,349          17,213           8,363
                                                  ------------    ------------    ------------
TOTAL ASSETS                                        14,897,113      11,716,122       1,697,190
                                                  ------------    ------------    ------------

LIABILITIES

Collateral received from broker for
  securities lending transactions                            0               0               0
Payable for investments purchased                            0          20,181               0
Payable for fund shares redeemed                         2,990               0             935
Payable for investment advisory fee                          0             646               0
Payable for administration fee                           3,682           3,053             142
Payable for trustee deferred
  compensation plan                                      4,003           2,926             584
Other payables                                          15,580          16,677          18,791
                                                  ------------    ------------    ------------
TOTAL LIABILITIES                                       26,255          43,483          20,452
                                                  ------------    ------------    ------------
NET ASSETS                                        $ 14,870,858    $ 11,672,639    $  1,676,738
                                                  ============    ============    ============

COMPOSITION OF NET ASSETS
Paid-in capital                                   $ 16,667,053    $ 23,595,530    $  5,767,183
(Over)/Undistributed net investment income             (17,630)        (30,195)        (31,488)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions     (2,994,806)    (11,260,806)     (3,982,071)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies      1,216,241        (631,890)        (76,886)
                                                  ------------    ------------    ------------
NET ASSETS                                        $ 14,870,858    $ 11,672,639    $  1,676,738
                                                  ============    ============    ============

NET ASSET VALUE PER SHARE
Net Assets                                        $ 14,870,858    $ 11,672,639    $  1,676,738
Shares of beneficial interest outstanding            1,300,956       1,557,789         251,165
Net asset value and redemption price per share    $      11.43    $       7.49    $       6.68
                                                  ------------    ------------    ------------
COST OF INVESTMENTS                               $ 13,514,085    $ 12,325,847    $  1,681,660
                                                  ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 107

                      Statements of Assets and Liabilities

WESTCORE EQUITY VALUE FUNDS

                                                    WESTCORE        WESTCORE           WESTCORE
                                                    BLUE CHIP        MID-CAP           SMALL-CAP
                                                      FUND       OPPORTUNITY FUND   OPPORTUNITY FUND
                                                  ------------   ----------------   ----------------
ASSETS

Cash and cash equivalents                         $          0    $    272,099        $        121
Investments at value (cost - see below)             44,028,071       9,706,799          43,451,235
  - see accompanying statements
Receivable for investments sold                              0               0             140,386
Dividends and interest receivable                       49,005           6,824              22,713
Receivable for fund shares subscribed                    5,253          30,902             149,971
Receivable from investment adviser                           0               0                   0
Investment for trustee deferred
  compensation plan                                     22,399             559              16,139
Prepaid and other assets                                 8,943           6,896              10,858
                                                  ------------    ------------        ------------
TOTAL ASSETS                                        44,113,671      10,024,079          43,791,423
                                                  ------------    ------------        ------------

LIABILITIES

Collateral received from broker for
  securities lending transactions                    1,170,000               0           3,249,000
Payable for investments purchased                      254,680         731,437             361,071
Payable for fund shares redeemed                         1,643           1,500              81,703
Payable for investment advisory fee                     18,553               0              20,909
Payable for administration fee                          10,936           1,528              10,244
Payable for trustee deferred
  compensation plan                                     22,399             559              16,139
Other payables                                          23,904          10,281              22,419
                                                  ------------    ------------        ------------
TOTAL LIABILITIES                                    1,502,115         745,305           3,761,485
                                                  ------------    ------------        ------------
NET ASSETS                                        $ 42,611,556    $  9,278,774        $ 40,029,938
                                                  ============    ============        ============

COMPOSITION OF NET ASSETS

Paid-in capital                                   $ 39,586,622    $  9,102,127        $ 39,499,252
(Over)/Undistributed net investment income               8,593            (676)            (12,385)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions       (628,388)       (280,750)         (2,214,592)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies      3,644,729         458,073           2,757,663
                                                  ------------    ------------        ------------
NET ASSETS                                        $ 42,611,556    $  9,278,774        $ 40,029,938
                                                  ============    ============        ============

NET ASSET VALUE PER SHARE
Net Assets                                        $ 42,611,556    $  9,278,774        $ 40,029,938
Shares of beneficial interest outstanding            3,777,108         699,907           1,457,019
Net asset value and redemption price per share    $      11.28    $      13.26        $      27.47
                                                  ------------    ------------        ------------
COST OF INVESTMENTS                               $ 40,383,342    $  9,248,726        $ 40,693,572
                                                  ============    ============        ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
108                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Assets and Liabilities

WESTCORE BOND FUNDS

                                                    WESTCORE       WESTCORE         WESTCORE
                                                    FLEXIBLE       PLUS BOND        COLORADO
                                                  INCOME FUND         FUND      TAX-EXEMPT FUND
                                                  ------------    ------------  ---------------
ASSETS

Cash and cash equivalents                         $          0    $          0    $          0
Investments at value (cost - see below)             10,205,736      53,250,995      44,748,112
  - see accompanying statements
Receivable for investments sold                        213,475               0               0
Dividends and interest receivable                      152,328         785,920         931,692
Receivable for fund shares subscribed                   68,213          33,177          29,237
Receivable from investment adviser                         511               0               0
Investment for trustee deferred
  compensation plan                                      8,681          23,099          11,704
Prepaid and other assets                                 3,680          15,245           3,953
                                                  ------------    ------------    ------------
TOTAL ASSETS                                        10,652,624      54,108,436      45,724,698
                                                  ------------    ------------    ------------

LIABILITIES

Collateral received from broker for
  securities lending transactions                       19,800               0               0
Payable for investments purchased                      292,875               0               0
Payable for fund shares redeemed                             0               0         180,600
Payable for investment advisory fee                          0               0               0
Payable for administration fee                             670          10,007           8,599
Payable for trustee deferred
  compensation plan                                      8,681          23,099          11,704
Other payables                                           8,614          15,703          15,332
                                                  ------------    ------------    ------------
TOTAL LIABILITIES                                      330,640          48,809         216,235
                                                  ------------    ------------    ------------
NET ASSETS                                        $ 10,321,984    $ 54,059,627    $ 45,508,463
                                                  ============    ============    ============

COMPOSITION OF NET ASSETS

Paid-in capital                                   $ 10,539,895    $ 54,327,819    $ 44,302,516
(Over)/Undistributed net investment income             (17,700)         38,298          (5,082)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions        (46,356)       (732,742)       (620,781)
Net unrealized appreciation/(depreciation)
  on investments and translation of assets and
  liabilities denominated in foreign currencies       (153,855)        426,252       1,831,810
                                                  ------------    ------------    ------------
NET ASSETS                                        $ 10,321,984    $ 54,059,627    $ 45,508,463
                                                  ============    ============    ============

NET ASSET VALUE PER SHARE
Net Assets                                        $ 10,321,984    $ 54,059,627    $ 45,508,463
Shares of beneficial interest outstanding            1,089,413       5,227,823       4,070,325
Net asset value and redemption price per share    $       9.48    $      10.34    $      11.18
                                                  ------------    ------------    ------------
COST OF INVESTMENTS                               $ 10,359,591    $ 52,824,743    $ 42,916,302
                                                  ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 109

                            Statements of Operations

WESTCORE EQUITY GROWTH FUNDS
FOR THE YEAR ENDED MAY 31, 2002

                                            WESTCORE       WESTCORE       WESTCORE
                                              MIDCO       GROWTH AND     SMALL-CAP
                                           GROWTH FUND   INCOME FUND    GROWTH FUND
                                          -----------    -----------    -----------
INVESTMENT INCOME
Dividends                                 $   349,505    $   109,247    $    24,535
Interest                                       88,851         31,008         25,699
Other income                                   58,567            470              0
                                          -----------    -----------    -----------
TOTAL INCOME                                  496,923        140,725         50,234
                                          -----------    -----------    -----------

EXPENSES
Investment advisory fees                      798,389        120,166        151,905
Administrative fees                           368,487         55,461         45,571
Transfer agent fees                           175,605         41,729         35,209
Fund accounting fees and expenses              33,100         32,370         29,815
Legal fees                                     77,790         10,435          9,740
Printing expenses                              54,500          5,736          6,424
Registration fees                              17,675         12,550         13,550
Audit and tax preparation fees                 28,695         10,055         10,920
Custodian fees                                 33,100          4,235          9,648
Insurance                                      10,770          1,080          1,870
Trustee fees and expenses                      28,306          3,770          4,530
Other                                           1,085            730          1,110
                                          -----------    -----------    -----------
Total expenses before waivers               1,627,502        298,317        320,292
Expenses waived by:
  Investment adviser                         (199,033)       (84,795)      (121,539)
  Administrators                              (16,630)        (1,647)        (1,984)
Expenses reimbursed by:
  Investment adviser                                0              0              0
                                          -----------    -----------    -----------
NET EXPENSES                                1,411,839        211,875        196,769
                                          -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS)                 (914,916)       (71,150)      (146,535)
                                          -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
  Investments                              (2,517,332)      (309,947)    (5,124,945)
  Foreign currency transactions                     0              0              0
    Net realized gain/(loss)               (2,517,332)      (309,947)    (5,124,945)
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                              (1,462,227)    (2,164,080)     2,477,849
  Translation of assets and liabilities
    denominated in foreign currencies               0              0              0
                                          -----------    -----------    -----------
    Net change                             (1,462,227)    (2,164,080)     2,477,849
NET REALIZED AND UNREALIZED GAIN/(LOSS)    (3,979,559)    (2,474,027)    (2,647,096)
                                          -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(4,894,475)   $(2,545,177)   $(2,793,631)
                                          ===========    ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS

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110                        Annual Report May 31, 2002                     [LOGO]

                            Statements of Operations

FOR THE YEAR ENDED MAY 31, 2002

                                            WESTCORE      WESTCORE        WESTCORE
                                             SELECT     INTERNATIONAL   INTERNATIONAL
                                              FUND      FRONTIER FUND    SELECT FUND
                                          -----------   -------------    -----------
INVESTMENT INCOME
Dividends                                 $    60,420    $    84,051    $    53,023
Interest                                       89,113         58,755         14,316
Other income                                        0          4,206              0
                                          -----------    -----------    -----------
TOTAL INCOME                                  149,533        147,012         67,339
                                          -----------    -----------    -----------

EXPENSES
Investment advisory fees                      143,840        236,468         51,395
Administrative fees                            66,388         59,117         14,684
Transfer agent fees                            31,366         43,398         20,322
Fund accounting fees and expenses              30,770         42,465         37,875
Legal fees                                     16,975         14,060          3,450
Printing expenses                               8,410         10,698            291
Registration fees                              12,850         14,965         15,320
Audit and tax preparation fees                 17,150         10,560          6,890
Custodian fees                                 15,115         19,675          6,649
Insurance                                       2,205          2,540            700
Trustee fees and expenses                       6,020          7,825          1,840
Other                                             160            386            381
                                          -----------    -----------    -----------
Total expenses before waivers                 351,249        462,157        159,797
Expenses waived by:
  Investment adviser                          (95,773)      (165,220)       (51,395)
  Administrators                               (1,663)        (2,063)       (14,684)
Expenses reimbursed by:
  Investment adviser                                0              0        (20,326)
                                          -----------    -----------    -----------
NET EXPENSES                                  253,813        294,874         73,392
                                          -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS)                 (104,280)      (147,862)        (6,053)
                                          -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
  Investments                              (1,460,596)    (3,049,146)    (1,839,065)
  Foreign currency transactions                     0       (981,868)       (22,427)
    Net realized gain/(loss)               (1,460,596)    (4,031,014)    (1,861,492)
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                              (1,421,179)    (1,299,749)      (144,989)
  Translation of assets and liabilities
    denominated in foreign currencies               0      1,810,222        203,516
                                          -----------    -----------    -----------
    Net change                             (1,421,179)       510,473         58,527
NET REALIZED AND UNREALIZED GAIN/(LOSS)    (2,881,775)    (3,520,541)    (1,802,965)
                                          -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $(2,986,055)   $(3,668,403)   $(1,809,018)
                                          ===========    ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS

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[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 111

                            Statements of Operations

WESTCORE EQUITY VALUE FUNDS
FOR THE YEAR ENDED MAY 31, 2002

                                           WESTCORE         WESTCORE            WESTCORE
                                           BLUE CHIP         MID-CAP            SMALL-CAP
                                             FUND        OPPORTUNITY FUND   OPPORTUNITY FUND
                                          -----------    ----------------   ----------------
INVESTMENT INCOME
Dividends                                 $   571,592      $    48,981        $   339,842
Interest                                       51,153            6,861             50,777
Other income                                    1,115                0             34,276
                                          -----------      -----------        -----------
TOTAL INCOME                                  623,860           55,842            424,895
                                          -----------      -----------        -----------

EXPENSES
Investment advisory fees                      295,024           37,999            358,988
Administrative fees                           136,165           15,200            107,696
Transfer agent fees                            43,449           21,815             46,354
Fund accounting fees and expenses              31,925           30,605             32,655
Legal fees                                     30,125            3,590             20,555
Printing expenses                              16,209            1,945             10,605
Registration fees                              13,950           13,230             13,825
Audit and tax preparation fees                 13,415            6,145             13,440
Custodian fees                                  6,250            7,270             16,257
Insurance                                       3,590              365              2,465
Trustee fees and expenses                      11,675            1,110              6,665
Other                                           1,095              365                710
                                          -----------      -----------        -----------
Total expenses before waivers                 602,872          139,639            630,215
Expenses waived by:
  Investment adviser                          (80,242)         (37,999)          (162,127)
  Administrators                               (1,410)         (15,200)            (2,155)
Expenses reimbursed by:
  Investment adviser                                0          (23,738)                 0
                                          -----------      -----------        -----------
NET EXPENSES                                  521,220           62,702            465,933
                                          -----------      -----------        -----------
NET INVESTMENT INCOME/(LOSS)                  102,640           (6,860)           (41,038)
                                          -----------      -----------        -----------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
  Investments                                (587,425)        (272,477)         1,508,995
  Foreign currency transactions                     0                0                  0
                                          -----------      -----------        -----------
    Net realized gain/(loss)                 (587,425)        (272,477)         1,508,995
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                              (5,179,825)        (143,040)             8,837
  Translation of assets and liabilities
    denominated in foreign currencies               0                0                  0
                                          -----------      -----------        -----------
    Net change                             (5,179,825)        (143,040)             8,837
NET REALIZED AND UNREALIZED GAIN/(LOSS)    (5,767,250)        (415,517)         1,517,832
                                          -----------      -----------        -----------
NET INCREASE/(DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                 $(5,664,610)     $  (422,377)       $ 1,476,794
                                          ===========      ===========        ===========

SEE NOTES TO FINANCIAL STATEMENTS

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112                        Annual Report May 31, 2002                     [LOGO]

                            Statements of Operations

WESTCORE BOND FUNDS
FOR THE YEAR ENDED MAY 31, 2002

                                           WESTCORE       WESTCORE        WESTCORE
                                           FLEXIBLE       PLUS BOND       COLORADO
                                          INCOME FUND       FUND      TAX-EXEMPT FUND
                                          -----------    -----------  ---------------
INVESTMENT INCOME
Dividends                                 $    71,180    $    33,458    $         0
Interest                                      688,903      3,735,101      2,233,734
Other income                                      190          1,109              0
                                          -----------    -----------    -----------
TOTAL INCOME                                  760,273      3,769,668      2,233,734
                                          -----------    -----------    -----------

EXPENSES
Investment advisory fees                       38,818        246,161        244,961
Administrative fees                            25,878        164,107        146,977
Transfer agent fees                            21,349         36,805         31,146
Fund accounting fees and expenses              33,315         40,885         42,605
Legal fees                                      5,001         32,595         32,650
Printing expenses                               3,430         17,625         21,080
Registration fees                              12,550         13,425          1,870
Audit and tax preparation fees                  5,545         13,010          9,255
Custodian fees                                  4,625          5,325          3,245
Insurance                                         350          3,925          3,225
Trustee fees and expenses                       1,460         12,710         10,870
Other                                             380            355          2,130
                                          -----------    -----------    -----------
Total expenses before waivers                 152,701        586,928        550,014
Expenses waived by:
  Investment adviser                          (38,818)      (246,161)      (226,782)
  Administrators                              (25,878)       (41,660)        (4,645)
Expenses reimbursed by:
  Investment adviser                          (15,340)             0              0
                                          -----------    -----------    -----------
NET EXPENSES                                   72,665        299,107        318,587
                                          -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS)                  687,608      3,470,561      1,915,147
                                          -----------    -----------    -----------

REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
  Investments                                   5,375         61,805        (45,790)
  Foreign currency transactions                     0              0            N/A
                                          -----------    -----------    -----------
    Net realized gain/(loss)                    5,375         61,805        (45,790)
Net change in unrealized appreciation/
  (depreciation) on:
  Investments                                (159,582)      (264,006)       679,344
  Translation of assets and liabilities
    denominated in foreign currencies               0              0            N/A
    Net change                               (159,582)      (264,006)       679,344
NET REALIZED AND UNREALIZED GAIN/(LOSS)      (154,207)      (202,201)       633,554
                                          -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS               $   533,401    $ 3,268,360    $ 2,548,701
                                          ===========    ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 113

                      Statements of Changes in Net Assets

WESTCORE MIDCO GROWTH FUND

                                                                    YEAR ENDED       YEAR ENDED
                                                                   MAY 31, 2002     MAY 31, 2001
                                                                  -------------    -------------
OPERATIONS
Net investment income/(loss)                                      $    (914,916)   $  (1,425,073)
Net realized gain/(loss) from investment transactions                (2,517,332)      16,741,326
Change in unrealized net appreciation or depreciation
  of investments                                                     (1,462,227)     (40,146,961)
                                                                  -------------    -------------
Net increase/(decrease) in net assets resulting from operations      (4,894,475)     (24,830,708)
                                                                  -------------    -------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                  0                0
  From net realized gain from investment transactions                         0     (109,633,350)
                                                                  -------------    -------------
Decrease in net assets from dividends and distributions                       0     (109,633,350)
                                                                  -------------    -------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          22,400,044      133,264,231
Shares issued in reinvestment of dividends and distributions                  0      106,998,576
                                                                  -------------    -------------
                                                                     22,400,044      240,262,807
Shares redeemed                                                     (49,496,133)    (191,711,874)
                                                                  -------------    -------------
Net increase/(decrease) from beneficial interest transactions       (27,096,089)      48,550,933
                                                                  -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (31,990,564)     (85,913,125)
NET ASSETS:
Beginning of period                                                 146,441,016      232,354,141
                                                                  -------------    -------------
End of period (including (over)/undistributed net investment
  income of ($333,020) and ($130,242), respectively)              $ 114,450,452    $ 146,441,016
                                                                  =============    =============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
114                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE GROWTH AND INCOME FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $    (71,150)   $    (67,079)
Net realized gain/(loss) from investment transactions                 (309,947)        230,068
Change in unrealized net appreciation or depreciation
  of investments                                                    (2,164,080)     (1,381,812)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (2,545,177)     (1,218,823)
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                 0               0
  From net realized gain from investment transactions                 (163,544)     (2,948,972)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions               (163,544)     (2,948,972)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         14,158,880       5,896,661
Shares issued in reinvestment of dividends and distributions           155,817       2,848,801
                                                                  ------------    ------------
                                                                    14,314,697       8,745,462
Shares redeemed                                                     (2,643,286)     (3,870,411)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions       11,671,411       4,875,051
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                                8,962,690         707,256
NET ASSETS:
Beginning of period                                                 16,864,240      16,156,984
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
 income of ($10,499) and ($9,525), respectively)                  $ 25,826,930    $ 16,864,240
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 115

                      Statements of Changes in Net Assets

WESTCORE SMALL-CAP GROWTH FUND

                                                                    YEAR ENDED       YEAR ENDED
                                                                   MAY 31, 2002     MAY 31, 2001
                                                                  -------------    -------------
OPERATIONS
Net investment income/(loss)                                      $    (146,535)   $     (91,838)
Net realized gain/(loss) from investment transactions                (5,124,945)      (5,019,033)
Change in unrealized net appreciation or depreciation
  of investments                                                      2,477,849          682,537
                                                                  -------------    -------------
Net increase/(decrease) in net assets resulting from operations      (2,793,631)      (4,428,334)
                                                                  -------------    -------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                  0                0
  From net realized gain from investment transactions                         0                0
                                                                  -------------    -------------
Decrease in net assets from dividends and distributions                       0                0
                                                                  -------------    -------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          13,951,493      101,656,403
Shares issued in reinvestment of dividends and distributions                  0                0
                                                                  -------------    -------------
                                                                     13,951,493      101,656,403
Shares redeemed                                                     (20,013,873)     (99,247,700)
                                                                  -------------    -------------
Net increase/(decrease) from beneficial interest transactions        (6,062,380)       2,408,703
                                                                  -------------    -------------
NET INCREASE/(DECREASE) IN NET ASSETS                                (8,856,011)      (2,019,631)
NET ASSETS:
Beginning of period                                                  19,751,850       21,771,481
                                                                  -------------    -------------
End of period (including (over)/undistributed net
  investment income of ($16,646) and ($31,535), respectively)     $  10,895,839    $  19,751,850
                                                                  =============    =============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
116                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE SELECT FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $   (104,280)   $     63,819
Net realized gain/(loss) from investment transactions               (1,460,596)       (768,199)
Change in unrealized net appreciation or depreciation
  of investments                                                    (1,421,179)      1,358,912
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (2,986,055)        654,532
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                 0        (104,993)
  From net realized gain from investment transactions                        0     (14,402,772)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions                      0     (14,507,765)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          4,811,989      35,550,965
Shares issued in reinvestment of dividends and distributions                 0      14,308,456
                                                                  ------------    ------------
                                                                     4,811,989      49,859,421
Shares redeemed                                                    (18,571,673)    (40,426,962)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions      (13,759,684)      9,432,459
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                              (16,745,739)     (4,420,774)
NET ASSETS:
Beginning of period                                                 31,616,597      36,037,371
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($17,630) and ($24,320), respectively)                $ 14,870,858    $ 31,616,597
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 117

                      Statements of Changes in Net Assets

WESTCORE INTERNATIONAL FRONTIER FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $   (147,862)   $    (50,990)
Net realized gain/(loss) from investments and
  foreign currency transactions                                     (4,031,014)     (7,249,613)
Change in unrealized net appreciation or depreciation
  of investments                                                       510,473      (2,041,525)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (3,668,403)     (9,342,128)
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                 0         (46,614)
  From net realized gain from investment transactions                        0        (991,899)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions                      0      (1,038,513)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         26,865,397      54,949,697
Shares issued in reinvestment of dividends and distributions                 0       1,000,754
                                                                  ------------    ------------
                                                                    26,865,397      55,950,451
Shares redeemed                                                    (42,426,168)    (36,280,710)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions      (15,560,771)     19,669,741
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                              (19,229,174)      9,289,100
NET ASSETS:
Beginning of period                                                 30,901,813      21,612,713
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($30,195) and ($28,383), respectively)                $ 11,672,639    $ 30,901,813
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
118                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE INTERNATIONAL SELECT FUND

                                                                                 FOR THE PERIOD
                                                                                NOVEMBER 1, 2000
                                                                   YEAR ENDED    (INCEPTION) TO
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $     (6,053)   $     46,208
Net realized gain/(loss) from investments and
  foreign currency transactions                                     (1,861,492)     (2,123,460)
Change in unrealized net appreciation or depreciation
  of investments                                                        58,527        (135,413)
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (1,809,018)     (2,212,665)
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                           (23,282)        (55,132)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions                (23,282)        (55,132)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          3,032,425      16,996,459
Shares issued in reinvestment of dividends and distributions            22,672          54,553
                                                                  ------------    ------------
                                                                     3,055,097      17,051,012
Shares redeemed                                                     (9,549,556)     (4,779,718)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions       (6,494,459)     12,271,294
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (8,326,759)     10,003,497
NET ASSETS:
Beginning of period                                                 10,003,497               0
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($31,488) and ($8,924), respectively)                 $  1,676,738    $ 10,003,497
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 119

                      Statements of Changes in Net Assets

WESTCORE BLUE CHIP FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $    102,640    $    178,716
Net realized gain/(loss) from investment transactions                 (587,425)      3,205,751
Change in unrealized net appreciation or depreciation
  of investments                                                    (5,179,825)        426,462
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations     (5,664,610)      3,810,929
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                          (111,884)       (149,704)
  From net realized gain from investment transactions               (2,929,204)     (7,016,305)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (3,041,088)     (7,166,009)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          2,697,082      11,397,022
Shares issued in reinvestment of dividends and distributions         2,965,951       6,892,862
                                                                  ------------    ------------
                                                                     5,663,033      18,289,884
Shares redeemed                                                     (5,914,679)    (15,257,645)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions         (251,646)      3,032,239
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (8,957,344)       (322,841)
NET ASSETS:
Beginning of period                                                 51,568,900      51,891,741
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of $8,593 and ($355), respectively)                      $ 42,611,556    $ 51,568,900
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
120                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE MID-CAP OPPORTUNITY FUND

                                                                  YEAR ENDED     YEAR ENDED
                                                                 MAY 31, 2002   MAY 31, 2001
                                                                 ------------   ------------
OPERATIONS
Net investment income/(loss)                                      $    (6,860)   $    (4,298)
Net realized gain/(loss) from investment transactions                (272,477)       335,994
Change in unrealized net appreciation or depreciation
  of investments                                                     (143,040)       400,266
                                                                  -----------    -----------
Net increase/(decrease) in net assets resulting from operations      (422,377)       731,963
                                                                  -----------    -----------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                0              0
  From net realized gain from investment transactions                (335,907)      (447,182)
                                                                  -----------    -----------
Decrease in net assets from dividends and distributions              (335,907)      (447,182)
                                                                  -----------    -----------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         6,569,428      1,762,591
Shares issued in reinvestment of dividends and distributions          327,212        433,733
                                                                  -----------    -----------
                                                                    6,896,640      2,196,324
Shares redeemed                                                    (1,696,351)      (655,701)
                                                                  -----------    -----------
Net increase/(decrease) from beneficial interest transactions       5,200,289      1,540,623
                                                                  -----------    -----------
NET INCREASE/(DECREASE) IN NET ASSETS                               4,442,005      1,825,403
NET ASSETS:
Beginning of period                                                 4,836,769      3,011,366
                                                                  -----------    -----------
End of period (including (over)/undistributed net investment
  income of ($676) and ($11,729), respectively)                   $ 9,278,774    $ 4,836,769
                                                                  ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 121

                      Statements of Changes in Net Assets

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $    (41,038)   $    (25,646)
Net realized gain/(loss) from investment transactions                1,508,995       7,440,977
Change in unrealized net appreciation or depreciation
  of investments                                                         8,837       1,289,248
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      1,476,794       8,704,579
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                                 0               0
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions                      0               0
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         19,693,494      35,295,574
Shares issued in reinvestment of dividends and distributions                 0               0
                                                                  ------------    ------------
                                                                    19,693,494      35,295,574
Shares redeemed                                                    (19,783,231)    (39,915,339)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions          (89,737)     (4,619,765)
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                                1,387,057       4,084,814
NET ASSETS:
Beginning of period                                                 38,642,881      34,558,067
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($12,385) and ($47,837), respectively)                $ 40,029,938    $ 38,642,881
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
122                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE FLEXIBLE INCOME FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $    687,608    $    805,566
Net realized gain/(loss) from investment transactions                    5,375         (50,439)
Change in unrealized net appreciation or depreciation
  of investments                                                      (159,582)        813,752
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations        533,401       1,568,879
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                          (683,264)       (818,155)
  From net realized gain from investment transactions                        0             (68)
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions               (683,264)       (818,223)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                          6,246,556       3,127,632
Shares issued in reinvestment of dividends and distributions           578,766         722,836
                                                                  ------------    ------------
                                                                     6,825,322       3,850,468
Shares redeemed                                                     (3,443,231)    (21,107,743)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions        3,382,091     (17,257,275)
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                                3,232,228     (16,506,619)
NET ASSETS:
Beginning of period                                                  7,089,756      23,596,375
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($17,700) and $766, respectively)                     $ 10,321,984    $  7,089,756
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 123

                      Statements of Changes in Net Assets

WESTCORE PLUS BOND FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $  3,470,561    $  3,071,853
Net realized gain/(loss) from investment transactions                   61,805         569,117
Change in unrealized net appreciation or depreciation
  of investments                                                      (264,006)      1,922,090
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      3,268,360       5,563,060
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                        (3,455,588)     (3,089,896)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (3,455,588)     (3,089,896)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         15,663,500      56,505,878
Shares issued in reinvestment of dividends and distributions         3,266,911       2,875,439
                                                                  ------------    ------------
                                                                    18,930,411      59,381,317
Shares redeemed                                                    (19,871,980)    (40,873,828)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions         (941,569)     18,507,489
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (1,128,797)     20,980,653
NET ASSETS:
Beginning of period                                                 55,188,424      34,207,771
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of $38,298 and $547, respectively)                       $ 54,059,627    $ 55,188,424
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
124                        Annual Report May 31, 2002                     [LOGO]

                      Statements of Changes in Net Assets

WESTCORE COLORADO TAX-EXEMPT FUND

                                                                   YEAR ENDED      YEAR ENDED
                                                                  MAY 31, 2002    MAY 31, 2001
                                                                  ------------    ------------
OPERATIONS
Net investment income/(loss)                                      $  1,915,147    $  1,739,661
Net realized gain/(loss) from investment transactions                  (45,790)         16,859
Change in unrealized net appreciation or depreciation
  of investments                                                       679,344       2,333,086
                                                                  ------------    ------------
Net increase/(decrease) in net assets resulting from operations      2,548,701       4,089,606
                                                                  ------------    ------------

DIVIDENDS AND DISTRIBUTIONS
  From net investment income                                        (1,916,492)     (1,756,410)
  From net realized gain from investment transactions                        0               0
                                                                  ------------    ------------
Decrease in net assets from dividends and distributions             (1,916,492)     (1,756,410)
                                                                  ------------    ------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 2)
Shares sold                                                         19,781,289      15,996,329
Shares issued in reinvestment of dividends and distributions         1,480,834       1,415,284
                                                                  ------------    ------------
                                                                    21,262,123      17,411,613
Shares redeemed                                                    (23,159,715)    (10,025,498)
                                                                  ------------    ------------
Net increase/(decrease) from beneficial interest transactions       (1,897,592)      7,386,115
                                                                  ------------    ------------
NET INCREASE/(DECREASE) IN NET ASSETS                               (1,265,383)      9,719,311
NET ASSETS:
Beginning of period                                                 46,773,846      37,054,535
                                                                  ------------    ------------
End of period (including (over)/undistributed net investment
  income of ($5,082) and ($1,267), respectively)                  $ 45,508,463    $ 46,773,846
                                                                  ============    ============

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 125

                              Financial Highlights

WESTCORE MIDCO GROWTH FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED
                                                                      MAY 31,
                                                                       2002
                                                                   -----------
Net asset value - beginning of the period                          $      5.97
                                                                   -----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             (0.05)
Net realized and unrealized gain/(loss) on investments                   (0.11)
                                                                   -----------
Total income/(loss) from investment operations                           (0.16)
                                                                   -----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                               (0.00)
From net realized gain from investment transactions                      (0.00)
                                                                   -----------
Total distributions                                                      (0.00)
                                                                   -----------
Net asset value - end of period                                    $      5.81
                                                                   ===========
Total return                                                             (2.68)%
                                                                   ===========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                           $   114,450
                                                                   ===========
Ratio of expenses to average net assets                                   1.15%
                                                                   ===========
Ratio of expenses to average net assets without fee waivers               1.33%
                                                                   ===========
Ratio of net investment income/(loss) to average net assets              (0.75)%
                                                                   ===========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                    (0.92)%
                                                                   ===========
Portfolio turnover rate(1)                                               67.04%
                                                                   ===========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $80,696,503 and $105,787,310, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
126                        Annual Report May 31, 2002                     [LOGO]

 YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
   MAY 31,         MAY 31,         MAY 28,         MAY 29,
    2001            2000            1999            1998
-----------     -----------     -----------     -----------
$     18.09     $     20.03     $     20.54     $     20.92
-----------     -----------     -----------     -----------


      (0.06)          (0.17)          (0.23)          (0.17)
      (2.10)           7.08            2.22            3.03
-----------     -----------     -----------     -----------
      (2.16)           6.91            1.99            2.86
-----------     -----------     -----------     -----------


      (0.00)          (0.00)          (0.00)          (0.00)
      (9.96)          (8.85)          (2.50)          (3.24)
-----------     -----------     -----------     -----------
      (9.96)          (8.85)          (2.50)          (3.24)
-----------     -----------     -----------     -----------
$      5.97     $     18.09     $     20.03     $     20.54
===========     ===========     ===========     ===========
     (14.81)%         35.63%          11.87%          15.10%
===========     ===========     ===========     ===========


$   146,441     $   232,354     $   277,924     $   565,293
===========     ===========     ===========     ===========
       1.15%           1.15%           1.15%           1.13%
===========     ===========     ===========     ===========
       1.27%           1.21%           1.19%           1.13%
===========     ===========     ===========     ===========
      (0.72)%         (0.81)%         (0.63)%         (0.71)%
===========     ===========     ===========     ===========

      (0.84)%         (0.87)%         (0.68)%         (0.71)%
===========     ===========     ===========     ===========
     190.77%         117.65%         116.46%          75.79%
===========     ===========     ===========     ===========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 127

                              Financial Highlights

WESTCORE GROWTH AND INCOME FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED
                                                                      MAY 31,
                                                                       2002
                                                                    ----------
Net asset value - beginning of the period                           $    12.14
                                                                    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             (0.03)
Net realized and unrealized gain/(loss) on investments                   (1.53)
                                                                    ----------
Total income/(loss) from investment operations                           (1.56)
                                                                    ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                               (0.00)
From net realized gain from investment transactions                      (0.10)
                                                                    ----------
Total distributions                                                      (0.10)
                                                                    ----------
Net asset value - end of period                                     $    10.48
                                                                    ==========
Total return                                                            (12.86)%
                                                                    ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $   25,827
                                                                    ==========
Ratio of expenses to average net assets                                   1.15%
                                                                    ==========
Ratio of expenses to average net assets without fee waivers               1.61%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets              (0.38)%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                    (0.85)%
                                                                    ==========
Portfolio turnover rate(1)                                               49.09%
                                                                    ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $19,586,312 and $8,549,555, respectively.
(2) Per share amounts calculated based on the average shares outstanding during the period.
(3)  Less than $.005 per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
128                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED        YEAR ENDED       YEAR ENDED
  MAY 31,        MAY 31,           MAY 28,          MAY 29,
   2001           2000             1999(2)           1998
----------     ----------        ----------       ----------
$    15.24     $    12.30        $    13.74       $    13.03
----------     ----------        ----------       ----------


     (0.04)         (0.06)             0.00(3)          0.01
     (0.73)          5.27              0.66             2.54
----------     ----------        ----------       ----------
     (0.77)          5.21              0.66             2.55
----------     ----------        ----------       ----------


     (0.00)         (0.01)            (0.01)           (0.07)
     (2.33)         (2.26)            (2.09)           (1.77)
----------     ----------        ----------       ----------
     (2.33)         (2.27)            (2.10)           (1.84)
----------     ----------        ----------       ----------
$    12.14     $    15.24        $    12.30       $    13.74
==========     ==========        ==========       ==========
     (5.54)%        44.88%(4)          6.25%           20.74%
==========     ==========        ==========       ==========


$   16,864     $   16,157        $   12,789       $   15,160
==========     ==========        ==========       ==========
      1.15%          1.15%             1.15%            1.15%
==========     ==========        ==========       ==========
      1.64%          1.73%             1.75%            1.71%
==========     ==========        ==========       ==========
     (0.37)%        (0.46)%            0.02%            0.40%
==========     ==========        ==========       ==========

     (0.86)%        (1.04)%           (0.58)%          (0.16)%
==========     ==========        ==========       ==========
     65.07%         81.19%            72.59%           41.40%
==========     ==========        ==========       ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 129

                              Financial Highlights

WESTCORE SMALL-CAP GROWTH FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.





Net asset value - beginning of the period


INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations


DIVIDENDS AND DISTRIBUTIONS
From net investment income
From net realized gain from investment transactions

Total distributions

Net asset value - end of period

Total return


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $19,048,684 and $24,760,612, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period October 1, 1999 (inception of offering) to May 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
130                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED       PERIOD ENDED
  MAY 31,        MAY 31,           MAY 31,
   2002           2001              2000*
----------     ----------        ----------
$    17.51     $    16.99        $    10.00
----------     ----------        ----------


     (0.21)         (0.08)            (0.01)
     (3.03)          0.60              7.03
----------     ----------        ----------
     (3.24)          0.52              7.02
----------     ----------        ----------


     (0.00)         (0.00)            (0.03)
     (0.00)         (0.00)            (0.00)
----------     ----------        ----------
     (0.00)         (0.00)            (0.03)
----------     ----------        ----------
$    14.27     $    17.51        $    16.99
==========     ==========        ==========
    (18.50)%         3.06%(3)         70.11%(3)
==========     ==========        ==========


$   10,896     $   19,752        $   21,771
==========     ==========        ==========
      1.30%          1.30%             1.30%(2)
==========     ==========        ==========
      2.11%          1.84%             1.72%(2)
==========     ==========        ==========
     (0.97)%        (0.27)%      (0.08)%(2)
==========     ==========        ==========

     (1.78)%        (0.81)%      (0.50)%(2)
==========     ==========        ==========
    127.04%        189.83%           149.88%
==========     ==========        ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 131

                              Financial Highlights

WESTCORE SELECT FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.





Net asset value - beginning of the period


INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations


DIVIDENDS AND DISTRIBUTIONS
From net investment income
From net realized gain from investment transactions
Total distributions

Net asset value - end of period

Total return


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $209,944,976 and $223,399,353, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.
(4)  Less than ($.005) per share.

*    For the period October 1, 1999 (inception of offering) to May 31, 2000.


SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
132                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED       PERIOD ENDED
  MAY 31,        MAY 31,           MAY 31,
   2002           2001              2000*
----------     ----------        ----------
$    12.73     $    22.48        $    10.00
----------     ----------        ----------


     (0.09)          0.06             (0.00)(4)
     (1.21)          0.68             13.29
----------     ----------        ----------
     (1.30)          0.74             13.29
----------     ----------        ----------


     (0.00)         (0.08)            (0.01)
     (0.00)        (10.41)            (0.80)
----------     ----------        ----------
     (0.00)        (10.49)            (0.81)
----------     ----------        ----------
$    11.43     $    12.73        $    22.48
==========     ==========        ==========
    (10.21)%         6.03%(3)        134.33%(3)
==========     ==========        ==========


$   14,871     $   31,617        $   36,037
==========     ==========        ==========
      1.15%          1.15%             1.15%(2)
==========     ==========        ==========
      1.59%          1.43%             1.39%(2)
==========     ==========        ==========
     (0.47)%         0.17%       (0.02)%(2)
==========     ==========        ==========

     (0.91)%        (0.11)%      (0.26)%(2)
==========     ==========        ==========
   1152.79%       1532.62%          1142.65%
==========     ==========        ==========

--------------------------------------------------------------------------------
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
Financial Highlights

WESTCORE INTERNATIONAL FRONTIER FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.





Net asset value - beginning of the period


INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations


DIVIDENDS AND DISTRIBUTIONS
From net investment income
From net realized gain from investment transactions

Total distributions

Net asset value - end of period

Total return


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $19,469,541 and $31,561,373, respectively.
(2)  Annualized.
(3) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period December 15, 1999 (inception of offering) to May 31, 2000.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
134                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED    PERIOD ENDED
  MAY 31,        MAY 31,        MAY 31,
   2002           2001           2000*
----------     ----------     ----------
$     8.69     $    11.60     $    10.00
----------     ----------     ----------


     (0.11)         (0.02)          0.03
     (1.09)         (2.56)          1.58
----------     ----------     ----------
     (1.20)         (2.58)          1.61
----------     ----------     ----------


     (0.00)         (0.02)         (0.01)
     (0.00)         (0.31)         (0.00)
----------     ----------     ----------
     (0.00)         (0.33)         (0.01)
----------     ----------     ----------
$     7.49     $     8.69     $    11.60
==========     ==========     ==========
    (13.91)%       (22.56)%        16.12%(3)
==========     ==========     ==========


$   11,673     $   30,902     $   21,613
==========     ==========     ==========
      1.50%          1.50%          1.50%(2)
==========     ==========     ==========
      2.35%          2.03%          2.08%(2)
==========     ==========     ==========
     (0.75)%        (0.16)%         0.39%(2)
==========     ==========     ==========

     (1.60)%        (0.69)%   (0.19)%(2)
==========     ==========     ==========
    114.55%         61.28%         93.31%
==========     ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 135

                              Financial Highlights

WESTCORE INTERNATIONAL SELECT FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.





Net asset value - beginning of the period


INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations


DIVIDENDS AND DISTRIBUTIONS
From net investment income
From net realized gain from investment transactions

Total distributions

Net asset value - end of period

Total return


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $1,992,046 and $7,963,383, respectively.
(2)  Annualized.
(3) Per share amounts calculated based on the average shares outstanding during the period.
(4)  Less than ($.005) per share.

*    For the period November 1, 2000 (inception of offering) to May 31, 2001.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
136                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     PERIOD ENDED
  MAY 31,         MAY 31,
  2002(3)          2001*
----------      ----------
$     8.29      $    10.00
----------      ----------


     (0.00)(4)        0.03
     (1.57)          (1.70)
----------      ----------
     (1.57)          (1.67)
----------      ----------


     (0.04)          (0.04)
     (0.00)          (0.00)
----------      ----------
     (0.04)          (0.04)
----------      ----------
$     6.68      $     8.29
==========      ==========
    (18.89)%        (16.73)%
==========      ==========


$    1,677      $   10,003
==========      ==========
      1.50%           1.50%(2)
==========      ==========
      3.26%           2.79%(2)
==========      ==========
     (0.12)%          0.70%(2)
==========      ==========

     (1.89)%    (0.59)%(2)
==========      ==========
     71.06%          50.30%
==========      ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 137

                              Financial Highlights

WESTCORE BLUE CHIP FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED
                                                                      MAY 31,
                                                                       2002
                                                                    ----------
Net asset value - beginning of the period                           $    13.65
                                                                    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                              0.03
Net realized and unrealized gain/(loss) on investments                   (1.57)
                                                                    ----------
Total income/(loss) from investment operations                           (1.54)
                                                                    ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                               (0.03)
From net realized gain from investment transactions                      (0.80)
                                                                    ----------
Total distributions                                                      (0.83)
                                                                    ----------
Net asset value - end of period                                     $    11.28
                                                                    ==========
Total return                                                            (11.33)%
                                                                    ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $   42,612
                                                                    ==========
Ratio of expenses to average net assets                                   1.15%
                                                                    ==========
Ratio of expenses to average net assets without fee waivers               1.33%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets               0.23%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                     0.05%
                                                                    ==========
Portfolio turnover rate(1)                                               50.17%
                                                                    ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $21,869,035 and $24,904,058, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
138                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  MAY 31,        MAY 31,        MAY 28,        MAY 29,
   2001           2000           1999           1998
----------     ----------     ----------     ----------
$    14.73     $    17.23     $    18.81     $    18.15
----------     ----------     ----------     ----------


      0.05           0.00           0.04           0.13
      0.90           0.02           1.07           4.66
----------     ----------     ----------     ----------
      0.95           0.02           1.11           4.79
----------     ----------     ----------     ----------


     (0.04)         (0.00)         (0.07)         (0.14)
     (1.99)         (2.52)         (2.62)         (3.99)
----------     ----------     ----------     ----------
     (2.03)         (2.52)         (2.69)         (4.13)
----------     ----------     ----------     ----------
$    13.65     $    14.73     $    17.23     $    18.81
==========     ==========     ==========     ==========
      7.88%          1.01%          7.42%         29.53%
==========     ==========     ==========     ==========


$   51,569     $   51,892     $   69,354     $   72,477
==========     ==========     ==========     ==========
      1.15%          1.15%          1.15%          1.15%
==========     ==========     ==========     ==========
      1.29%          1.28%          1.25%          1.23%
==========     ==========     ==========     ==========
      0.35%          0.02%          0.19%          0.60%
==========     ==========     ==========     ==========

      0.20%         (0.11)%         0.09%          0.52%
==========     ==========     ==========     ==========
    119.69%         73.95%         73.39%         48.50%
==========     ==========     ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 139

                              Financial Highlights

WESTCORE MID-CAP OPPORTUNITY FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.





Net asset value - beginning of the period


INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)
Net realized and unrealized gain/(loss) on investments

Total income/(loss) from investment operations


DIVIDENDS AND DISTRIBUTIONS
From net investment income
From net realized gain from investment transactions

Total distributions

Net asset value - end of period

Total return


RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)

Ratio of expenses to average net assets

Ratio of expenses to average net assets without fee waivers

Ratio of net investment income/(loss) to average net assets

Ratio of net investment income/(loss) to average net assets without fee waivers

Portfolio turnover rate(1)


(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $7,909,525 and $3,304,450, respectively.
(2)  Annualized.
(3)  Less than ($.005) per share.
(4) A significant portion of the Fund's total return was attributable to its investments in the Initial Public Offering ("IPO") market.

*    For the period October 1, 1998 (inception of offering) to May 28, 1999.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
140                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED    YEAR ENDED    YEAR ENDED       PERIOD ENDED
  MAY 31,       MAY 31,       MAY 31,          MAY 28,
   2002          2001          2000             1999*
 ---------     ---------     ---------        ---------
 $   15.25     $   14.48     $   11.05        $   10.00
 ---------     ---------     ---------        ---------


      0.01          0.00         (0.02)           (0.01)
     (0.94)         2.65          3.45             1.06
 ---------     ---------     ---------        ---------
     (0.93)         2.65          3.43             1.05
 ---------     ---------     ---------        ---------


     (0.00)        (0.00)        (0.00)(3)        (0.00)
     (1.06)        (1.88)        (0.00)           (0.00)
 ---------     ---------     ---------        ---------
     (1.06)        (1.88)        (0.00)           (0.00)
 ---------     ---------     ---------        ---------
 $   13.26     $   15.25     $   14.48        $   11.05
 =========     =========     =========        =========
     (5.92)%       21.37%        31.08%(4)        10.50%
 =========     =========     =========        =========


 $   9,279     $   4,837     $   3,011        $   2,585
 =========     =========     =========        =========
      1.25%         1.25%         1.25%            1.25%(2)
 =========     =========     =========        =========
      2.75%         3.47%         3.51%            5.33%(2)
 =========     =========     =========        =========
     (0.14)%       (0.10)%       (0.18)%      (0.11)%(2)
 =========     =========     =========        =========
     (1.65)%       (2.32)%       (2.44)%      (4.19)%(2)
 =========     =========     =========        =========
     67.11%       182.87%       159.34%           71.65%
 =========     =========     =========        =========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 141

                              Financial Highlights

WESTCORE SMALL-CAP OPPORTUNITY FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                    YEAR ENDED
                                                                      MAY 31,
                                                                       2002
                                                                    ----------
Net asset value - beginning of the period                           $    26.11
                                                                    ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                             (0.03)
Net realized and unrealized gain/(loss) on investments                    1.39
                                                                    ----------
Total income/(loss) from investment operations                            1.36
                                                                    ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                               (0.00)
From net realized gain from investment transactions                      (0.00)
                                                                    ----------
Total distributions                                                      (0.00)
                                                                    ----------
Net asset value - end of period                                     $    27.47
                                                                    ==========
Total return                                                              5.21%
                                                                    ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                            $   40,030
                                                                    ==========
Ratio of expenses to average net assets                                   1.30%
                                                                    ==========
Ratio of expenses to average net assets without fee waivers               1.75%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets              (0.11)%
                                                                    ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                    (0.57)%
                                                                    ==========
Portfolio turnover rate(1)                                               76.61%
                                                                    ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $26,229,267 and $27,226,264, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
142                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  MAY 31,        MAY 31,        MAY 28,        MAY 29,
   2001           2000           1999           1998
----------     ----------     ----------     ----------
$    20.13     $    20.18     $    26.71     $    23.87
----------     ----------     ----------     ----------


     (0.02)          0.03           0.08           0.01
      6.00           0.01          (5.35)          6.83
----------     ----------     ----------     ----------
      5.98           0.04          (5.27)          6.84
----------     ----------     ----------     ----------


     (0.00)         (0.09)         (0.05)         (0.03)
     (0.00)         (0.00)         (1.21)         (3.97)
----------     ----------     ----------     ----------
     (0.00)         (0.09)         (1.26)         (4.00)
----------     ----------     ----------     ----------
$    26.11     $    20.13     $    20.18     $    26.71
==========     ==========     ==========     ==========
     29.71%          0.20%        (19.72)%        30.40%
==========     ==========     ==========     ==========


$   38,643     $   34,558     $   88,635     $   61,069
==========     ==========     ==========     ==========
      1.30%          1.30%          1.30%          1.30%
==========     ==========     ==========     ==========
      1.81%          1.67%          1.63%          1.66%
==========     ==========     ==========     ==========
     (0.07)%         0.25%          0.37%          0.03%
==========     ==========     ==========     ==========

     (0.59)%        (0.12)%         0.04%         (0.33)%
==========     ==========     ==========     ==========
    190.81%         99.84%         82.47%         78.48%
==========     ==========     ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 143

                              Financial Highlights

WESTCORE FLEXIBLE INCOME FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                     YEAR ENDED
                                                                       MAY 31,
                                                                        2002
                                                                     ----------
Net asset value - beginning of the period                            $     9.64
                                                                     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                               0.75
Net realized and unrealized gain/(loss) on investments                    (0.16)
                                                                     ----------
Total income/(loss) from investment operations                             0.59
                                                                     ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                                (0.75)
From net realized gain from investment transactions                       (0.00)
                                                                     ----------
Total distributions                                                       (0.75)
                                                                     ----------
Net asset value - end of period                                      $     9.48
                                                                     ==========
Total return                                                               6.40%
                                                                     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $   10,322
                                                                     ==========
Ratio of expenses to average net assets                                    0.85%
                                                                     ==========
Ratio of expenses to average net assets without fee waivers                1.77%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets                7.96%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                      7.04%
                                                                     ==========
Portfolio turnover rate(1)                                                48.07%
                                                                     ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $7,339,514 and $3,954,565, respectively.
(2)  Less than ($.005) per share.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
144                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED      YEAR ENDED     YEAR ENDED     YEAR ENDED
  MAY 31,         MAY 31,        MAY 28,        MAY 29,
   2001            2000           1999           1998
----------      ----------     ----------     ----------
$     9.19      $     9.87     $    10.36     $     9.67
----------      ----------     ----------     ----------


      0.67            0.58           0.57           0.60
      0.45           (0.58)         (0.43)          0.96
----------      ----------     ----------     ----------
      1.12            0.00           0.14           1.56
----------      ----------     ----------     ----------


     (0.67)          (0.58)         (0.57)         (0.60)
     (0.00)(2)       (0.10)         (0.06)         (0.27)
----------      ----------     ----------     ----------
     (0.67)          (0.68)         (0.63)         (0.87)
----------      ----------     ----------     ----------
$     9.64      $     9.19     $     9.87     $    10.36
==========      ==========     ==========     ==========
     12.55%           0.11%          1.21%         16.63%
==========      ==========     ==========     ==========


$    7,090      $   23,596     $   21,798     $   18,466
==========      ==========     ==========     ==========
      0.92%           0.95%          0.95%          0.95%
==========      ==========     ==========     ==========
      1.62%           1.26%          1.22%          1.23%
==========      ==========     ==========     ==========
      6.56%           6.11%          5.47%          5.87%
==========      ==========     ==========     ==========

      5.87%           5.80%          5.21%          5.58%
==========      ==========     ==========     ==========
     43.20%          36.02%         15.97%         11.05%
==========      ==========     ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 145

                              Financial Highlights

WESTCORE PLUS BOND FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                     YEAR ENDED
                                                                       MAY 31,
                                                                        2002
                                                                     ----------
Net asset value - beginning of the period                            $    10.37
                                                                     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                               0.66
Net realized and unrealized gain/(loss) on investments                    (0.03)
                                                                     ----------
Total income/(loss) from investment operations                             0.63
                                                                     ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                                (0.66)
From net realized gain from investment transactions                       (0.00)
                                                                     ----------
Total distributions                                                       (0.66)
                                                                     ----------
Net asset value - end of period                                      $    10.34
                                                                     ==========
Total return                                                               6.24%
                                                                     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $   54,060
                                                                     ==========
Ratio of expenses to average net assets                                    0.55%
                                                                     ==========
Ratio of expenses to average net assets without fee waivers                1.07%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets                6.34%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                      5.82%
                                                                     ==========
Portfolio turnover rate(1)                                                60.19%
                                                                     ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $31,643,792 and $34,180,041, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
146                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  MAY 31,        MAY 31,        MAY 28,        MAY 29,
   2001           2000           1999           1998
----------     ----------     ----------     ----------
$     9.81     $    10.27     $    10.51     $    10.23
----------     ----------     ----------     ----------


      0.66           0.63           0.61           0.61
      0.56          (0.46)         (0.24)          0.28
----------     ----------     ----------     ----------
      1.22           0.17           0.37           0.89
----------     ----------     ----------     ----------


     (0.66)         (0.63)         (0.61)         (0.61)
     (0.00)         (0.00)         (0.00)         (0.00)
----------     ----------     ----------     ----------
     (0.66)         (0.63)         (0.61)         (0.61)
----------     ----------     ----------     ----------
$    10.37     $     9.81     $    10.27     $    10.51
==========     ==========     ==========     ==========
     12.80%          1.67%          3.54%          8.88%
==========     ==========     ==========     ==========


$   55,188     $   34,208     $   41,155     $   50,159
==========     ==========     ==========     ==========
      0.62%          0.85%          0.85%          0.85%
==========     ==========     ==========     ==========
      1.09%          1.11%          1.01%          0.98%
==========     ==========     ==========     ==========
      6.49%          6.18%          5.72%          5.77%
==========     ==========     ==========     ==========

      6.02%          5.92%          5.57%          5.65%
==========     ==========     ==========     ==========
     79.33%         37.26%         24.68%         23.45%
==========     ==========     ==========     ==========

--------------------------------------------------------------------------------
[LOGO]              1-800-392-CORE (2673) * www.westcore.com                 147

                              Financial Highlights

WESTCORE COLORADO TAX-EXEMPT FUND
SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT THE PERIOD INDICATED.

                                                                     YEAR ENDED
                                                                       MAY 31,
                                                                        2002
                                                                     ----------
Net asset value - beginning of the period                            $    11.03
                                                                     ----------

INCOME FROM INVESTMENT OPERATIONS
Net investment income/(loss)                                               0.44
Net realized and unrealized gain/(loss) on investments                     0.15
                                                                     ----------
Total income/(loss) from investment operations                             0.59
                                                                     ----------

DIVIDENDS AND DISTRIBUTIONS
From net investment income                                                (0.44)
From net realized gain from investment transactions                       (0.00)
                                                                     ----------
Total distributions                                                       (0.44)
                                                                     ----------
Net asset value - end of period                                      $    11.18
                                                                     ==========
Total return                                                               5.43%
                                                                     ==========

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                             $   45,508
                                                                     ==========
Ratio of expenses to average net assets                                    0.65%
                                                                     ==========
Ratio of expenses to average net assets without fee waivers                1.12%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets                3.91%
                                                                     ==========
Ratio of net investment income/(loss) to average net assets
  without fee waivers                                                      3.44%
                                                                     ==========
Portfolio turnover rate(1)                                                13.09%
                                                                     ==========

(1) A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period ended May 31, 2002 were $5,986,077 and $6,310,848, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
148                        Annual Report May 31, 2002                     [LOGO]

YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
  MAY 31,        MAY 31,        MAY 28,        MAY 29,
   2001           2000           1999           1998
----------     ----------     ----------     ----------
$    10.40     $    11.01     $    11.06     $    10.78
----------     ----------     ----------     ----------


      0.45           0.46           0.47           0.50
      0.64          (0.61)         (0.05)          0.28
----------     ----------     ----------     ----------
      1.09          (0.15)          0.42           0.78
----------     ----------     ----------     ----------


     (0.46)         (0.46)         (0.47)         (0.50)
     (0.00)         (0.00)         (0.00)         (0.00)
----------     ----------     ----------     ----------
     (0.46)         (0.46)         (0.47)         (0.50)
----------     ----------     ----------     ----------
$    11.03     $    10.40     $    11.01     $    11.06
==========     ==========     ==========     ==========
     10.59%         (1.36)%         3.80%          7.32%
==========     ==========     ==========     ==========


$   46,774     $   37,055     $   45,506     $   31,501
==========     ==========     ==========     ==========
      0.65%          0.63%          0.53%          0.50%
==========     ==========     ==========     ==========
      1.13%          1.14%          1.09%          1.17%
==========     ==========     ==========     ==========
      4.14%          4.28%          4.21%          4.54%
==========     ==========     ==========     ==========

      3.66%          3.77%          3.65%          3.87%
==========     ==========     ==========     ==========
      7.30%         19.76%         12.12%         24.94%
==========     ==========     ==========     ==========

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                          Notes to Financial Statements

1. SIGNIFICANT ACCOUNTING POLICIES

     Westcore Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-ended management investment company. Interests in the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds (the "Funds") are represented by separate classes of beneficial interest of the Trust, which is organized as a Massachusetts business trust. The Funds, for book and tax purposes, have a fiscal year end of May 31.

     The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

     USE OF ESTIMATES - The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. The actual results could differ from those estimates.

     INVESTMENT VALUATION - Securities of the Funds are valued as of the close of regular trading on the New York Stock Exchange (the "NYSE"), currently 4:00 p.m. (Eastern time), on each day that the NYSE is open. Listed and unlisted securities, for which such information is regularly reported, are generally valued at the last sales price as of the close of regular trading on the NYSE or, in the absence of sales, at values based on the average bid and asked prices. Foreign securities are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, such securities are generally valued at the last sales price occurring prior to the valuation time determined by a portfolio pricing service approved by the Board of Trustees. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars. Forward foreign currency exchange contracts are generally valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable pricing vendor.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of

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150                        Annual Report May 31, 2002                     [LOGO]

                          Notes to Financial Statements

Trustees. Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     FOREIGN SECURITIES - All of the Funds, except the Westcore Colorado Tax-Exempt Fund, may invest at least a portion of their assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will enter into a forward foreign currency contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

     The accounting records of the Funds are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

     FEDERAL INCOME TAXES - It is the Funds' policy to continue to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Therefore, no federal income tax provision is required. At May 31, 2002 the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds had available for federal income tax purposes unused capital loss carryovers of approximately $23,296,000, $30,000, $9,343,000, $2,661,000,
$10,520,000, $3,912,000, $267,000, $28,000, $1,990,000, $38,000, $400,000 and
$574,000 respectively, which will expire through 2010.

     The Westcore Growth and Income, Westcore Small-Cap Growth, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds intend to elect to defer to their fiscal year ending May 31, 2003, approximately $279,000, $3,004,000, $692,000, $70,000,
$362,000, $235,000, $7,000, $333,000 and $46,000 of losses, respectively, recognized during the period November 1, 2001 to May 31, 2002.

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
                          Notes to Financial Statements

     CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS - Net investment income
(loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

     The Funds adjust the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital from accumulated net realized gain (loss) or (over)/undistributed net investment income, as appropriate, in the period in which the differences arise. Accordingly, during the year ended May 31, 2002, for the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, permanent differences of $374,200, $70,176, $161,424, $111,866, $165,928, $9,652, $18,192, $8,399, $96,422, $15,869 and $709 have been reclassified to reflect a decrease in paid-in-capital. In addition, for the Westcore MIDCO Growth, Westcore International Select, Westcore Mid-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, $3,085,089, $2,881, $22,810, $6,909 and $3,179 has been reclassified between net investment income and accumulated net realized gain
(loss). Net assets of the Funds were unaffected by the reclassifications and the calculation of net investment income in the Financial Highlights excludes these adjustments.

     DISTRIBUTIONS - Effective October 1, 2001, distributions of net investment income, if any, are generally made annually for the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity and Westcore Small-Cap Opportunity Funds and monthly for the Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds. Prior to October 1, 2001, distributions of net investment income, if any, were generally paid quarterly for the Westcore Growth

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152                        Annual Report May 31, 2002                     [LOGO]

                          Notes to Financial Statements

and Income, Westcore Blue Chip, Westcore Mid-Cap Opportunity, and Westcore Small-Cap Opportunity Funds. Distributions of net realized capital gains, if any, are declared at least once each year for each of the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     ORGANIZATION COSTS - Costs incurred in connection with the organization, initial registration and public offering of shares have been paid by the Funds. These costs are expensed as incurred.

     SECURITIES LENDING - The Westcore Funds may loan securities to certain brokers who pay the Funds negotiated lenders' fees. These fees, net of associated costs, are included in other income. The Funds receive U.S. Treasury obligations and/or cash as collateral against the loaned securities, in an amount at least equal to 102% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 100% of the market value of the loaned securities during the period of the loan. The risks to the Funds of securities lending are that the borrower may not provide additional collateral when required or return the securities when due. As of May 31, 2002, the value of securities loaned of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds equals $12,742,966, $552,075, $1,144,500, $3,062,468 and $19,035, respectively. The value of collateral of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Blue Chip, Westcore Small-Cap Opportunity, and Westcore Flexible Income Funds equals $13,293,377, $571,500, $1,170,000, $3,249,027 and $19,801, respectively.

     ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES - Trust expenses which are not series specific are allocated to each series based upon its relative proportion of net assets and/or open accounts to the Trust's totals.

     WHEN-ISSUED SECURITIES - Each Fund may purchase or sell securities on a "when issued" or "forward commitment" basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. Each Fund maintains, in a segregated account with its custodian, assets with a market value at least equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent each Fund makes such purchases while remaining substantially fully invested.

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
                          Notes to Financial Statements

     OTHER - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premiums, accretion of discounts and income earned on money market funds, is accrued and recorded daily. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on an identified cost basis.

2. SHARES OF BENEFICIAL INTEREST

     On May 31, 2002, there was an unlimited number of no par value shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest were as follows:

WESTCORE EQUITY GROWTH FUNDS

WESTCORE MIDCO GROWTH FUND
                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                     4,002,895         11,025,778
Shares issued as reinvestment of dividends
  and distributions                                     0         16,983,901
                                              -----------        -----------
Total                                           4,002,895         28,009,679
Shares redeemed                                (8,837,350)       (16,306,718)
                                              -----------        -----------
Net increase/(decrease) in shares              (4,834,455)        11,702,961
                                              ===========        ===========


WESTCORE GROWTH AND INCOME FUND
                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                     1,304,109            397,935
Shares issued as reinvestment of dividends
  and distributions                                14,295            226,996
                                              -----------        -----------
Total                                           1,318,404            624,931
Shares redeemed                                  (242,514)          (295,939)
                                              -----------        -----------
Net increase in shares                          1,075,890            328,992
                                              ===========        ===========

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154                        Annual Report May 31, 2002                     [LOGO]

                          Notes to Financial Statements

WESTCORE SMALL-CAP GROWTH FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       904,327          4,183,111
Shares issued as reinvestment of dividends
  and distributions                                     0                  0
                                              -----------        -----------
Total                                             904,327          4,183,111
Shares redeemed                                (1,268,736)        (4,336,373)
                                              -----------        -----------
Net (decrease) in shares                         (364,409)          (153,262)
                                              ===========        ===========

WESTCORE SELECT FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       401,928          2,055,004
Shares issued as reinvestment of dividends
  and distributions                                     0          1,190,387
                                              -----------        -----------
Total                                             401,928          3,245,391
Shares redeemed                                (1,584,909)        (2,364,263)
                                              -----------        -----------
Net increase/(decrease) in shares              (1,182,981)           881,128
                                              ===========        ===========

WESTCORE INTERNATIONAL FRONTIER FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                     3,541,713          5,106,909
Shares issued as reinvestment of dividends
  and distributions                                     0            102,958
                                              -----------        -----------
Total                                           3,541,713          5,209,867
Shares redeemed                                (5,538,222)        (3,518,397)
                                              -----------        -----------
Net increase/(decrease) in shares              (1,996,509)         1,691,470
                                              ===========        ===========

WESTCORE INTERNATIONAL SELECT FUND

                                                             FOR THE PERIOD FROM
                                                               NOVEMBER 1, 2000
                                          FOR THE YEAR ENDED    (INCEPTION) TO
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       451,126          1,760,825
Shares issued as reinvestment of dividends
  and distributions                                 3,384              5,742
                                              -----------        -----------
Total                                             454,510          1,766,567
Shares redeemed                                (1,409,900)          (560,012)
                                              -----------        -----------
Net increase/(decrease) in shares                (955,390)         1,206,555
                                              ===========        ===========

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
                          Notes to Financial Statements

WESTCORE EQUITY VALUE FUNDS

WESTCORE BLUE CHIP FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       224,766            803,272
Shares issued as reinvestment of dividends
  and distributions                               261,443            557,675
                                              -----------        -----------
Total                                             486,209          1,360,947
Shares redeemed                                  (486,832)        (1,105,283)
                                              -----------        -----------
Net increase/(decrease) in shares                    (623)           255,664
                                              ===========        ===========

WESTCORE MID-CAP OPPORTUNITY FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       483,567            123,048
Shares issued as reinvestment of dividends
  and distributions                                25,603             35,092
                                              -----------        -----------
Total                                             509,170            158,140
Shares redeemed                                  (126,328)           (49,004)
                                              -----------        -----------
Net increase in shares                            382,842            109,136
                                              ===========        ===========

WESTCORE SMALL-CAP OPPORTUNITY FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       761,032          1,515,823
Shares issued as reinvestment of dividends
  and distributions                                     0                  0
                                              -----------        -----------
Total                                             761,032          1,515,823
Shares redeemed                                  (784,095)        (1,752,444)
                                              -----------        -----------
Net decrease in shares                            (23,063)          (236,621)
                                              ===========        ===========

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156                        Annual Report May 31, 2002                     [LOGO]

                          Notes to Financial Statements

WESTCORE BOND FUNDS

WESTCORE FLEXIBLE INCOME FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                       655,189            329,888
Shares issued as reinvestment of dividends
  and distributions                                61,128             76,446
                                              -----------        -----------
Total                                             716,317            406,334
Shares redeemed                                  (362,532)        (2,238,983)
                                              -----------        -----------
Net increase/(decrease) in shares                 353,785         (1,832,649)
                                              ===========        ===========

WESTCORE PLUS BOND FUND

                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                     1,490,239          5,544,832
Shares issued as reinvestment of dividends
  and distributions                               314,733            281,287
                                              -----------        -----------
Total                                           1,804,972          5,826,119
Shares redeemed                                (1,897,554)        (3,993,321)
                                              -----------        -----------
Net increase/(decrease) in shares                 (92,582)         1,832,798
                                              ===========        ===========

WESTCORE COLORADO TAX-EXEMPT FUND
                                          FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                             MAY 31, 2002        MAY 31, 2001
                                             ------------        ------------
Shares sold                                     1,776,827          1,466,235
Shares issued as reinvestment of dividends
  and distributions                               132,989            130,165
                                              -----------        -----------
Total                                           1,909,816          1,596,400
Shares redeemed                                (2,079,453)          (920,988)
                                              -----------        -----------
Net increase/(decrease) in shares                (169,637)           675,412
                                              ===========        ===========

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
                          Notes to Financial Statements

3. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS (TAX BASIS)

WESTCORE EQUITY GROWTH FUNDS

                                  WESTCORE          WESTCORE        WESTCORE
                                   MIDCO           GROWTH AND       SMALL-CAP
                                 GROWTH FUND      INCOME FUND      GROWTH FUND
                                -------------    -------------    -------------
As of May 31, 2002
Gross appreciation (excess of
  value over tax cost)          $  28,341,998    $   3,646,631    $   1,441,052
Gross depreciation (excess of
  tax cost over value)             (6,107,022)      (1,431,639)      (2,470,498)
                                -------------    -------------    -------------
Net unrealized
  appreciation/(depreciation)   $  22,234,976    $   2,214,992    $  (1,029,446)
                                =============    =============    =============
Cost of investments for
  income tax purposes           $ 104,842,448    $  24,312,774    $  11,925,904
                                =============    =============    =============

                                  WESTCORE         WESTCORE         WESTCORE
                                   SELECT        INTERNATIONAL    INTERNATIONAL
                                    FUND         FRONTIER FUND     SELECT FUND
                                -------------    -------------    -------------
As of May 31, 2002
Gross appreciation (excess of
  value over tax cost)          $   2,248,713    $     423,907    $     134,449
Gross depreciation (excess of
  tax cost over value)             (1,366,645)      (1,104,877)        (211,444)
                                -------------    -------------    -------------
Net unrealized
  appreciation/(depreciation)   $     882,068    $    (680,970)   $     (76,995)
                                =============    =============    =============
Cost of investments for
  income tax purposes           $  13,848,258    $  12,374,718    $   1,681,660
                                =============    =============    =============

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
                          Notes to Financial Statements

WESTCORE EQUITY VALUE FUNDS

                                                   WESTCORE         WESTCORE
                                  WESTCORE          MID-CAP         SMALL-CAP
                                  BLUE CHIP       OPPORTUNITY      OPPORTUNITY
                                    FUND             FUND             FUND
                                -------------    -------------    -------------
As of May 31, 2002
Gross appreciation (excess of
  value over tax cost)          $   5,816,608    $     777,083    $   5,100,526
Gross depreciation (excess of
  tax cost over value)             (2,171,879)        (335,978)      (2,565,279)
                                -------------    -------------    -------------
Net unrealized
  appreciation/(depreciation)   $   3,644,729    $     441,105    $   2,535,247
                                =============    =============    =============
Cost of investments for
  income tax purposes           $  40,383,342    $   9,265,694    $  40,915,988
                                =============    =============    =============

WESTCORE BOND FUNDS

                                  WESTCORE         WESTCORE         WESTCORE
                                  FLEXIBLE         PLUS BOND        COLORADO
                                 INCOME FUND         FUND        TAX-EXEMPT FUND
                                -------------    -------------   ---------------
As of May 31, 2002
Gross appreciation (excess of
  value over tax cost)          $     388,929    $   1,717,831    $   1,836,568
Gross depreciation (excess of
  tax cost over value)               (544,386)      (1,291,579)          (5,258)
                                -------------    -------------    -------------
Net unrealized
  appreciation/(depreciation)   $    (155,457)   $     426,252    $   1,831,310
                                =============    =============    =============
Cost of investments for
  income tax purposes           $  10,361,193    $  52,824,743    $  42,916,802
                                =============    =============    =============

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
                          Notes to Financial Statements

4. INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER RELATED PARTY TRANSACTIONS

     The Trust has entered into an advisory agreement with Denver Investment Advisors LLC (the "Advisor" or "DIA") for all Funds. The advisory agreement has been approved by the Trust's Board of Trustees.

     Pursuant to its advisory agreement with the Trust, DIA is entitled to an investment advisory fee, computed daily and payable monthly of 0.65%, 0.65%, 1.00%, 0.65%, 1.20%, 1.05%, 0.65%, 0.75%, 1.00%, 0.45%, 0.45% and 0.50% of the
average net assets for Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds, respectively.

     ALPS Mutual Fund Services, Inc. ("ALPS") and DIA serve as the Funds' co-administrators ("Co-Administrators"). ALPS and DIA are entitled to receive a fee from each Fund for its administrative services computed daily and paid monthly, at the annual rate of 0.30% of the Fund's average net assets.

     Effective October 1, 2001, the Co-Administrators and the Adviser advised the Trust that they intend to waive fees or reimburse expenses with respect to each of the Funds until at least September 30, 2002 so that the Net Annual Fund Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond and Westcore Colorado Tax-Exempt Funds will not exceed 1.15%, 1.15%, 1.30%, 1.15%, 1.50%, 1.50%, 1.15%, 1.25%, 1.30%, 0.85%, 0.55%, and 0.65%, respectively.
Without such fee waivers, for the year ended May 31, 2002, the Total Annual Fund Operating Expenses of the Westcore MIDCO Growth, Westcore Growth and Income, Westcore Small-Cap Growth, Westcore Select, Westcore International Frontier, Westcore International Select, Westcore Blue Chip, Westcore Mid-Cap Opportunity, Westcore Small-Cap Opportunity, Westcore Flexible Income, Westcore Plus Bond, and Westcore Colorado Tax-Exempt Funds would be 1.33%, 1.61%, 2.11%, 1.59%, 2.35%, 3.26%, 1.33%, 2.75%, 1.75%, 1.77%, 1.07%, and 1.12%, respectively.

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
                          Notes to Financial Statements

     Certain officers of the Funds are also officers of DIA. All access persons of the Trust, as defined in the 1940 Act, and members, officers and employees of the Adviser, follow strict guidelines and policies on personal trading as outlined in the Trust's and the investment adviser's respective Codes of Ethics.

     Expenses for the Funds include legal fees paid to Drinker Biddle & Reath LLP. A partner of that firm is secretary of the Trust.

     The Trust has a Trustee Deferred Compensation Plan (the "Deferral Plan") which allows the trustees to defer the receipt of all or a portion of trustees fees. Under the Deferral Plan, any compensation deferred results in an equal adjustment to the Investment for/Payable for Trustee Deferred Compensation Plan on the Statement of Assets and Liabilities, as though an equivalent amount had been invested in shares of one or more Westcore Funds selected by the trustee. The amount paid to the trustees under the Deferral Plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the Deferral Plan will not affect the net assets of the Fund.

     Shareholders individually holding more than 5% of the Funds' outstanding shares as of May 31, 2002, constituted 19.65% of Westcore MIDCO Growth Fund, 10.24% of Westcore Growth and Income Fund, 9.56% of Westcore Small-Cap Growth Fund, 7.98% of Westcore Select Fund, 17.16% of Westcore International Frontier Fund, 13.75% of Westcore International Select Fund, 58.07% of Westcore Blue Chip Fund, 30.31% of Westcore Mid-Cap Opportunity Fund, 39.60% of Westcore Small-Cap Opportunity Fund, 13.02% of Westcore Flexible Income Fund, 71.63% of Westcore Plus Bond Fund and 6.96% of Westcore Colorado Tax-Exempt Fund. Included in the percentages above are holdings of DIA and/or certain officers of DIA representing 5.34% of Westcore MIDCO Growth Fund, 9.56% of Westcore Small-Cap Growth Fund, 7.98% of Westcore Select Fund, 5.29% of Westcore International Frontier Fund, 23.60% of Westcore Mid-Cap Opportunity Fund and 13.02% of Westcore Flexible Income Fund.

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
                          Notes to Financial Statements

5. ILLIQUID OR RESTRICTED SECURITIES

     As of May 31, 2002, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 15% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Funds' adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists. The aggregate value of illiquid or restricted securities subject to this limitation as of May 31, 2002 for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds was $49,000, $87,818 and $373,229 respectively, which represents 0.33%, 0.85% and 0.69% of the Funds' net assets, respectively. Of the preceding amounts for the Westcore Select, Westcore Flexible Income and Westcore Plus Bond Funds, $49,000, $0 and $0, respectively, is considered restricted. Information concerning restricted securities is as follows:

                                                              VALUATION PER UNIT
                                   ACQUISITION                       AS OF
SECURITY                              DATES     COST PER UNIT    MAY 31, 2002
--------                              -----     -------------    ------------
WESTCORE SELECT FUND
COMMON STOCKS
World Wireless Communications Inc.  02/16/2000      $3.00            $0.25

6. SUBSEQUENT EVENT

     Effective May 30, 2002, the decision was made to cease operations and liquidate the Westcore International Select Fund as of July 31, 2002.

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7. SHAREHOLDER TAX INFORMATION (UNAUDITED)

     Certain tax information regarding the Trust is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended May 31, 2002. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2001.

     During the fiscal year ended May 31, 2002, 100% of the dividends paid by the Westcore Colorado Tax-Exempt Fund from net investment income should be treated as tax-exempt dividends. In addition, 0%, 100%, 10% and 0% of the dividends paid by the Westcore International Select, Westcore Blue Chip, Westcore Flexible Income and Westcore Plus Bond Funds from net investment income, respectively, qualify for the corporate dividends received deduction.

     During the fiscal year ended May 31, 2002, the Westcore Funds paid the following distributions per share:

                                       ORDINARY      CAPITAL
                                        INCOME        GAINS            TOTAL
                                       DIVIDENDS   DISTRIBUTIONS   DISTRIBUTIONS
                                       ---------   -------------   -------------
Westcore MIDCO Growth Fund               $0.00        $0.00           $0.00
Westcore Growth and Income Fund           0.00         0.10            0.10
Westcore Small-Cap Growth Fund            0.00         0.00            0.00
Westcore Select Fund                      0.00         0.00            0.00
Westcore International Frontier Fund      0.00         0.00            0.00
Westcore International Select Fund        0.04         0.00            0.04
Westcore Blue Chip Fund                   0.03         0.80            0.83
Westcore Mid-Cap Opportunity Fund         0.85         0.21            1.06
Westcore Small-Cap Opportunity Fund       0.00         0.00            0.00
Westcore Flexible Income Fund             0.75         0.00            0.75
Westcore Plus Bond Fund                   0.66         0.00            0.66
Westcore Colorado Tax-Exempt Fund         0.44         0.00            0.44

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
                          Independent Auditors' Report

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF WESTCORE TRUST:

     We have audited the accompanying statement of assets and liabilities, including the statements of investments of the Westcore Trust comprising the Westcore MIDCO Growth Fund, Westcore Growth and Income Fund, Westcore Small-Cap Growth Fund, Westcore Select Fund, Westcore International Frontier Fund, Westcore International Select Fund, Westcore Blue Chip Fund, Westcore Mid-Cap Opportunity Fund, Westcore Small-Cap Opportunity Fund, Westcore Flexible Income Fund, Westcore Plus Bond Fund, and Westcore Colorado Tax-Exempt Fund (collectively, the "Trust") as of May 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds constituting the Westcore Trust as of May 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
Denver, Colorado                                                        Deloitte
June 28, 2002                                                           & Touche

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164                        Annual Report May 31, 2002                     [LOGO]

[LOGO] WESTCORE FUNDS           Better research makes the difference.


          370 17th Street
          Suite 3100
          Denver, CO 80202
          1-800-392-CORE (2673)
          www.westcore.com



          WESTCORE TRUSTEES AND OFFICERS:
          Jack D. Henderson, Trustee, Chairman
          McNeil S. Fiske, Trustee
          James B. O'Boyle, Trustee
          Lyman E. Seely, Trustee
          Robert L. Stamp, Trustee
          Kenneth V. Penland, President, Trustee
          Jeffrey D. Adams, Vice President
          Jasper R. Frontz, Treasurer
          Lisa B. Mougin, Asst. Treasurer
          W. Bruce McConnel, Secretary

This report has been prepared for Westcore shareholders and may be distributed to others only if preceded or accompanied by a prospectus. Funds distributed by ALPS Distributors, Inc.

WC123